As filed with the Securities and Exchange Commission on January 28, 2010.

                                               Securities Act File No. 033-06790
                                       Investment Company Act File No. 811-04719


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]


Pre-Effective Amendment No. _____
Post-Effective Amendment No. 37                                            [X]

                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]
Amendment No. 38                                                           [X]


                            THE GAMCO WESTWOOD FUNDS
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1422
               --------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                             Gabelli Advisers, Inc.
                              One Corporate Center
                            Rye, New York 10580-1422
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

    Peter D. Goldstein                 Michael R. Rosella, Esq.
    The GAMCO Westwood Funds           Paul, Hastings, Janofsky and Walker LLP
    One Corporate Center               75 East 55th Street
    Rye, New York 10580-1422           New York, New York 10022


It is proposed that this filing will become effective:

[X]     immediately upon filing pursuant to paragraph (b); or

[ ]     on ____________ pursuant to paragraph (b); or

[ ]     60 days after filing pursuant to paragraph (a)(1); or

[ ]     on [____________] pursuant to paragraph (a)(1); or

[ ]     75 days after filing pursuant to paragraph (a)(2); or

[ ]     on ____________ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            THE GAMCO WESTWOOD FUNDS
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            website: www.gabelli.com
                            e-mail: info@gabelli.com
                   (Net Asset Value per share may be obtained
                  daily by calling 800-GABELLI after 7:00 p.m.)


                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                               TABLE OF CONTENTS


SUMMARY OF THE FUNDS
   GAMCO WESTWOOD MIGHTY MITES(SM) FUND ....    2
   GAMCO WESTWOOD SMALLCAP EQUITY FUND .....    6
   GAMCO WESTWOOD INCOME FUND ..............   10
   GAMCO WESTWOOD EQUITY FUND ..............   15
   GAMCO WESTWOOD BALANCED FUND ............   19
   GAMCO WESTWOOD INTERMEDIATE BOND FUND ...   24
ADDITIONAL INFORMATION ABOUT THE FUNDS' ....
   INVESTMENT OBJECTIVES, INVESTMENT .......
   STRATEGIES AND RELATED RISKS ............   28
MANAGEMENT OF THE FUNDS ....................   35
INDEX DESCRIPTIONS .........................   38
PURCHASE OF SHARES .........................   38
REDEMPTION OF SHARES .......................   41
EXCHANGE OF SHARES .........................   44
PRICING OF FUND SHARES .....................   44
DIVIDENDS AND DISTRIBUTIONS ................   45
TAX INFORMATION ............................   46
MAILINGS TO SHAREHOLDERS AND E-DELIVERY ....   46
FINANCIAL HIGHLIGHTS .......................   48


THE GAMCO WESTWOOD FUNDS(THE "TRUST")

FUND                                      TICKER SYMBOL
---------------------------------------   -------------
GAMCO WESTWOOD MIGHTY MITES(SM) FUND          WEMMX
GAMCO WESTWOOD SMALLCAP EQUITY FUND           WESCX
GAMCO WESTWOOD INCOME FUND                    WESRX
GAMCO WESTWOOD EQUITY FUND                    WESWX
GAMCO WESTWOOD BALANCED FUND                  WEBAX
GAMCO WESTWOOD INTERMEDIATE BOND FUND         WEIBX

CLASS AAA SHARES

PROSPECTUS

JANUARY 28, 2010

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              SUMMARY OF THE FUNDS

                      GAMCO WESTWOOD MIGHTY MITES(SM) FUND
                         (THE "MIGHTY MITES(SM) FUND")
                              INVESTMENT OBJECTIVE

The Mighty Mites(SM) Fund seeks to provide long-term capital appreciation by investing primarily in micro-capitalization equity securities.

FEES AND EXPENSES OF THE MIGHTY MITES(SM) FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Mighty Mites(SM) Fund.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ...............................   None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or
   offering price, whichever is lower) ...............................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a
   percentage of amount redeemed) ....................................   None
Redemption Fee (as a percentage of amount redeemed for shares held
   7 days or less) payable to the Fund ...............................   2.00%
Exchange Fee .........................................................   None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

   Management Fees ...................................................   1.00%
   Distribution (Rule 12b-1) Expenses ................................   0.25%
   Other Expenses ....................................................   0.41%
   Acquired Fund Fees and Expenses(1) ................................   0.01%
                                                                         ----
Total Annual Fund Operating Expenses .................................   1.67%
                                                                         ====

----------
(1) Please note that Total Annual Fund Operating Expenses in the table above does not correlate to the ratio of Operating Expenses to Average Net Assets found in the "Financial Highlights" section of this prospectus since the latter reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the Mighty Mites(SM) Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Mighty Mites(SM) Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Mighty Mites(SM) Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $170      $526      $907     $1,976

                               PORTFOLIO TURNOVER

The Mighty Mites(SM) Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Mighty Mites(SM) Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Mighty Mites(SM) Fund's performance. During the most recent fiscal year, the Mighty Mites(SM) Fund's portfolio turnover rate was 32% of the average value of its portfolio.


                         PRINCIPAL INVESTMENT STRATEGIES

The Mighty Mites(SM) Fund primarily invests in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $300 million or less at the time of the Mighty Mites(SM) Fund's initial investment. These companies are called micro-cap companies.

The Mighty Mites(SM) Fund focuses on micro-cap companies which appear to be underpriced relative to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire a company. The Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

Micro-cap companies may also be new or unseasoned companies which are in their very early stages of development. Micro-cap companies can also be engaged in new and emerging industries.


Micro-cap companies are generally not well-known to investors and have less of an investor following than larger companies. The Adviser will attempt to capitalize on the lack of analyst attention to micro-cap stocks and the inefficiency of the micro-cap market.



The Mighty Mites(SM) Fund may also invest up to 25% of its total assets in foreign equity securities and in European Depositary Receipts ("EDRs") or American Depositary Receipts ("ADRs"). The Mighty Mites(SM) Fund may also invest in foreign debt securities.


                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

      -     you are a long-term investor

      -     you seek long-term growth of capital

      - you seek an exposure to the micro-cap market segment despite the potential volatility of micro-capitalization stocks

The Mighty Mites(SM) Fund's share price will fluctuate with changes in the market value of the Mighty Mites(SM) Fund's portfolio securities. Your investment in the Mighty Mites(SM) Fund is not guaranteed and you could lose some or all of the amount you invested in the Mighty Mites(SM) Fund.

Investing in the Mighty Mites(SM) Fund involves the following risks:

      - FUND AND MANAGEMENT RISK. If the Mighty Mites(SM) Fund's Adviser's judgment in selecting securities is incorrect or if the market segment in which the Mighty Mites(SM) Fund invests falls out of favor with investors, the Mighty Mites(SM) Fund could underperform the stock market or its peers. The Mighty Mites(SM) Fund could also fail to meet its investment objective. When you sell Mighty Mites(SM) Fund shares, they may be worth less than what you paid for them.

      - EQUITY RISK. The principal risk of investing in the Mighty Mites(SM) Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Mighty Mites(SM) Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.


      - FOREIGN SECURITIES RISK. Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation for which no U.S. federal income tax deductions or credits will be available to shareholders.

            Foreign securities may be denominated in foreign currencies. Therefore, the value of the Mighty Mites(SM) Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Mighty Mites(SM) Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Mighty Mites(SM) Fund may be exposed to currency risks over an extended period of time.

      - SMALL- AND MICRO-CAP COMPANY RISK. Although small-cap and micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

                                   PERFORMANCE


The bar chart and table provide an indication of the risks of investing in the Mighty Mites(SM) Fund by showing changes in the Mighty Mites(SM) Fund's performance from year to year, and by showing how the Mighty Mites(SM) Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index and another relevant index. As with all mutual funds, the Mighty Mites(SM) Fund's past performance (before and after taxes) does not predict how the Mighty Mites(SM) Fund will perform in the future. Updated information on the Mighty Mites Fund's results can be obtained by visiting www.gabelli.com.


                      GAMCO WESTWOOD MIGHTY MITES(SM) FUND
     (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE PERIODS ENDED DECEMBER 31)

2000     3.5%
2001     6.2%
2002    (0.8%)
2003    25.9%
2004    18.7%
2005     7.2%
2006    19.8%
2007     7.4%
2008   (23.9)%
2009    27.5%

During the periods shown in the bar chart, the highest return for a quarter was 18.44% (quarter ended September 30, 2009) and the lowest return for a quarter was (16.14)% (quarter ended December 31, 2008).



                      AVERAGE ANNUAL TOTAL RETURNS                     PAST        PAST         PAST
            (FOR THE PERIODS ENDED DECEMBER 31, 2009)                ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------------------------   --------   ----------   ---------
GAMCO Westwood Mighty Mites(SM) Fund Class AAA Shares
   Return Before Taxes ...........................................    27.48%       6.00%        8.11%
   Return After Taxes on Distributions ...........................    27.47%       4.78%        6.54%
   Return After Taxes on Distributions and Sale of Fund Shares ...    17.86%       5.09%        6.49%
Indexes (reflects no deduction for fees, expenses or taxes)
   Russell 2000 Index ............................................    27.17%       0.51%        3.51%
   Russell Microcap(TM) Index ....................................    27.48%      (3.33)%        N/A



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").


                                   MANAGEMENT

THE ADVISER. Teton Advisors, Inc. serves as the Adviser to the Mighty Mites(SM) Fund.

THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli has served as Portfolio Manager of the Mighty Mites(SM) Fund since it's inception on May 11, 1998. Ms. Laura Linehan has served as Portfolio Manager of the Mighty MitesSM Fund since its inception in 1998. Mr. Walter K. Walsh has served as Portfolio Manager of the Mighty Mites(SM) Fund since 1998.

                        PURCHASE AND SALE OF FUND SHARES


The minimum initial investment must be at least $10,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.



You can purchase or redeem the Mighty Mites(SM) Fund's shares on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.



You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



             TAX INFORMATION AND FINANCIAL INTERMEDIARY COMPENSATION



For important information about taxes and financial intermediary compensation, please turn to "Important Additional Information" on page 28.

                       GAMCO WESTWOOD SMALLCAP EQUITY FUND
                          (THE "SMALLCAP EQUITY FUND")
                              INVESTMENT OBJECTIVE

The SmallCap Equity Fund seeks to provide long-term capital appreciation by investing primarily in smaller capitalization equity securities.

FEES AND EXPENSES OF THE SMALLCAP EQUITY FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the SmallCap Equity Fund.

SHAREHOLDER FEES (fees paid directly from your investment):


Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ........................................    None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or
   offering price, whichever is lower) ........................................    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a
   percentage of amount redeemed) .............................................    None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or
   less) payable to the Fund ..................................................    2.00%
Exchange Fee ..................................................................    None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
   Management Fees ............................................................    1.00%
   Distribution (Rule 12b-1) Expenses .........................................    0.25%
   Other Expenses .............................................................    1.55%
                                                                                  -----
Total Annual Fund Operating Expenses ..........................................    2.80%
   Less Fee Waiver and Expense Reimbursement(1) ...............................   (1.30)%
                                                                                  -----
Total Annual Fund Operating Expenses After Fee Waiver and Expense
   Reimbursement(1) ...........................................................    1.50%
                                                                                  =====



----------
(1) The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the SmallCap Equity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.50%. The fee waiver and expense reimbursement arrangement will continue until at least January 31, 2011 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the SmallCap Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the SmallCap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the SmallCap Equity Fund's operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $153      $745     $1,364    $3,034

                               PORTFOLIO TURNOVER

The SmallCap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the SmallCap Equity Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the SmallCap Equity Fund's performance. During the most recent fiscal year, the SmallCap Equity Fund's portfolio turnover rate was 55% of the average value of its portfolio.

                         PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the SmallCap Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in a portfolio of common stocks of smaller companies. The Adviser characterizes small capitalization companies as those companies with a market capitalization (defined as shares outstanding times current market price) between $100 million and $2.5 billion at the time of the Fund's initial investment. The Adviser may change this characterization at any time in the future based upon the market capitalizations of the securities included in the Russell 2000(R) Index. The Adviser closely monitors the issuers and will sell a stock if the stock achieves its price objective and has limited further potential for price increase, the forecasted price/earnings ratio exceeds the future forecasted growth rate, and/or the issuer suffers a negative change in its fundamental outlook.



The SmallCap Equity Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs. The SmallCap Equity Fund may also invest in foreign debt securities.


                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

      -     you are a long-term investor

      -     you seek growth of capital

      - you seek investments in small capitalization growth stocks as part of your overall investment strategy

The SmallCap Equity Fund's share price will fluctuate with changes in the market value of the SmallCap Equity Fund's portfolio securities. Your investment in the SmallCap Equity Fund is not guaranteed and you could lose some or all of the amount you invested in the SmallCap Equity Fund.

Investing in the SmallCap Equity Fund involves the following risks:

      - FUND AND MANAGEMENT RISK. If the SmallCap Equity Fund's Adviser's judgment in selecting securities is incorrect or if the market segment in which the SmallCap Equity Fund invests falls out of favor with investors, the SmallCap Equity Fund could underperform the stock market or its peers. The SmallCap Equity Fund could also fail to meet its investment objective. When you sell SmallCap Equity Fund shares, they may be worth less than what you paid for them.

      - EQUITY RISK. The principal risk of investing in the SmallCap Equity Fund is equity risk. Equity risk is the risk that the prices of the securities held by the SmallCap Equity Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.


      - FOREIGN SECURITIES RISK. Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation for which no U.S. federal income tax deductions or credits will be available to shareholders.

            Foreign securities may be denominated in foreign currencies. Therefore, the value of the SmallCap Equity Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the SmallCap Equity Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the SmallCap Equity Fund may be exposed to currency risks over an extended period of time.

      - SMALL- AND MICRO-CAP COMPANY RISK. Although small-cap and micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

                                   PERFORMANCE


The bar chart and table provide an indication of the risks of investing in the SmallCap Equity Fund by showing changes in the SmallCap Equity Fund's performance from year to year, and by showing how the SmallCap Equity Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index. As with all mutual funds, the SmallCap Equity Fund's past performance (before and after taxes) does not predict how the SmallCap Equity Fund will perform in the future. Updated information on the SmallCap Equity Fund's results can be obtained by visiting www.gabelli.com.


                       GAMCO WESTWOOD SMALLCAP EQUITY FUND
     (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE PERIODS ENDED DECEMBER 31)

2000     (9.4)%
2001    (22.3)%
2002    (29.9)%
2003     24.1%
2004     14.3%
2005      9.6%
2006     22.4%
2007      1.9%
2008    (42.9)%
2009     52.4%

During the periods shown in the bar chart, the highest return for a quarter was 32.14% (quarter ended June 30, 2009) and the lowest return for a quarter was (32.94)% (quarter ended December 31, 2008).



             AVERAGE ANNUAL TOTAL RETURNS                                PAST        PAST          PAST
        (FOR THE PERIODS ENDED DECEMBER 31, 2009)                      ONE YEAR   FIVE YEARS    TEN YEARS
--------------------------------------------------------------------   --------   ----------   -----------
GAMCO Westwood SmallCap Equity Fund Class AAA Shares
     Return Before Taxes  ..........................................    52.36%       3.55%       (1.82)%
     Return After Taxes on Distributions  ..........................    52.36%       3.51%       (2.85)%
     Return After Taxes on Distributions and Sale of Fund Shares ...    34.04%       3.05%       (2.07)%
Index (reflects no deduction for fees, expenses or taxes)
   Russell 2000 Index  .............................................    27.17%       0.51%        3.51%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").


                                   MANAGEMENT

THE ADVISER. Teton Advisors, Inc. serves as the Adviser to the SmallCap Equity Fund.

THE PORTFOLIO MANAGER. Mr. Nicholas F. Galluccio, Chief Executive Officer of the Adviser, has served as Portfolio Manager of the SmallCap Equity Fund since July 1, 2008.

                        PURCHASE AND SALE OF FUND SHARES


The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.



You can purchase or redeem the SmallCap Equity Fund's shares on any Business Day. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.



You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



             TAX INFORMATION AND FINANCIAL INTERMEDIARY COMPENSATION



For important information about taxes and financial intermediary compensation, please turn to "Important Additional Information" on page 28.

                           GAMCO WESTWOOD INCOME FUND
                               (THE "INCOME FUND")
                              INVESTMENT OBJECTIVE


The Income Fund seeks to provide a high level of current income as well as long-term capital appreciation.


FEES AND EXPENSES OF THE INCOME FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Income Fund.

SHAREHOLDER FEES (fees paid directly from your investment):


Maximum Sales Charge (Load) Imposed on Purchases
           (as a percentage of offering price) .................................    None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or
           offering price, whichever is lower) .................................    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a
           percentage of amount redeemed) ......................................    None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or
           less) payable to the Fund ...........................................    2.00%
Exchange Fee ...................................................................    None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

           Management Fees .....................................................    1.00%
           Distribution (Rule 12b-1) Expenses ..................................    0.25%
           Other Expenses ......................................................    1.68%
                                                                                  ------

Total Annual Fund Operating Expenses ...........................................    2.93%
           Less Fee Waiver and Expense Reimbursement(1) ........................   (1.43)%
                                                                                  ------

Total Annual Fund Operating Expenses After Fee Waiver and
           Expense Reimbursement(1) ............................................    1.50%
                                                                                  ======



----------
(1) The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Income Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.50%. The fee waiver and expense reimbursement arrangement will continue until at least January 31, 2011 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the Income Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Income Fund's operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 1 YEAR     3 YEARS      5 YEARS    10 YEARS
--------    --------    --------    --------
  $153       $772        $1,417     $3,150

                               PORTFOLIO TURNOVER

The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Income Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Income Fund's performance. During the most recent fiscal year, the Income Fund's portfolio turnover rate was 14% of the average value of its portfolio.

                         PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Income Fund invests at least 80% of its net assets (which includes, for the purposes of this test, the amount of any borrowings for investment purposes) in dividend-paying and/or interest bearing equity and fixed income securities. The Income Fund's investments may include dividend-paying common stocks, preferred stocks, convertible preferred stocks, selected debt instruments, publicly traded real estate investment trusts ("REITs"), master limited partnerships, royalty trusts, money market instruments, and other income-producing securities.


The Adviser invests in companies with strong and improving cash flows sufficient to support a healthy or rising level of income. It uses proprietary, fundamental research to find appropriate securities for purchase. Securities considered for purchase have:

      - attractive fundamentals and valuations based on the Adviser's internal research

      -     issuers with strong management teams and/or

      -     issuers with good balance sheet fundamentals


The Adviser will consider selling a security if fundamentals become unfavorable within the issuer's internal operations or industry, there is limited growth opportunity, the issuer is at risk of losing its competitive edge, the issuer is serving markets with slowing growth, and/or the level of income produced becomes unattractive or unsustainable.



The Income Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs. The Income Fund may also invest in foreign debt securities.


                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

      -     you are a long-term investor

      -     you seek a high level of current income as well as growth of capital

The Income Fund's share price will fluctuate with changes in the market value of the Income Fund's portfolio securities and changes in prevailing interest rates. Your investment in the Income Fund is not guaranteed and you could lose some or all of the amount you invested in the Income Fund.

Investing in the Income Fund involves the following risks:

      - FUND AND MANAGEMENT RISK. If the Income Fund's Adviser's judgment in selecting securities is incorrect or if the market segment in which the Income Fund invests falls out of favor with investors, the Income Fund could underperform the stock market or its peers. The Income Fund could also fail to meet its investment objective. When you sell Income Fund shares, they may be worth less than what you paid for them.


      - FOREIGN SECURITIES RISK. Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation for which no U.S. federal income tax deductions or credits will be available to shareholders.

            Foreign securities may be denominated in foreign currencies. Therefore, the value of the Income Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Income Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Income Fund may be exposed to currency risks over an extended period of time.

      - INTEREST RATE RISK, MATURITY RISK, AND CREDIT RISK. When interest rates decline, the value of the portfolio's debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

                                   PERFORMANCE


The bar chart and table provide an indication of the risks of investing in the Income Fund by showing changes in the Income Fund's performance from year to year, and by showing how the Income Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index, as well as other relevant indices. The bar chart and table primarily reflect the Income Fund's performance achieved prior to the changes effected in 2005 to the Income Fund's investment objective and policies. As a result, performance information prior to 2006 may not be indicative of the Income Fund's performance under the revised objective and policies. As with all mutual funds, the Income Fund's past performance (before and after taxes) does not predict how the Income Fund will perform in the future. Updated information on the Income Fund's results can be obtained by visiting www.gabelli.com.

                           GAMCO WESTWOOD INCOME FUND
     (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE PERIODS ENDED DECEMBER 31)

2000                                      27.3
2001                                      11.4%
2002                                       3.9%
2003                                      33.5%
2004                                      26.9%
2005                                       6.6%
2006                                      13.0%
2007                                      (2.2)%
2008                                     (28.8)%
2009                                      17.9%


During the periods shown in the bar chart, the highest return for a quarter was 14.90% (quarter ended June 30, 2009) and the lowest return for a quarter was (18.33)% (quarter ended December 31, 2008).



                    AVERAGE ANNUAL TOTAL RETURNS                       PAST       PAST        PAST
             (FOR THE PERIODS ENDED DECEMBER 31, 2009)               ONE YEAR  FIVE YEARS  TEN YEARS
-------------------------------------------------------------------  --------  ----------  ---------
GAMCO Westwood Income Fund Class AAA Shares
      Return Before Taxes .........................................   17.89%     (0.22)%     9.46%
      Return After Taxes on Distributions .........................   17.37%     (2.49)%     7.41%
      Return After Taxes on Distributions
           and Sale of Fund Shares ................................   12.12%     (0.30)%     7.83%
Indexes (reflects no deduction for fees, expenses or taxes)
   10 Year Treasury Note Index ....................................   (9.71)%     4.23%      6.01%
   S&P 500 Index ..................................................   26.47%      0.42%     (0.95)%
   Blended Index ..................................................    8.38%      2.32%      2.53%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").


                                   MANAGEMENT

THE ADVISER. Teton Advisors, Inc. serves as the Adviser to the Income Fund.

THE PORTFOLIO MANAGER. Ms. Barbara G. Marcin, CFA has served as Portfolio Manager of the Income Fund since 1999.

                        PURCHASE AND SALE OF FUND SHARES


The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.



You can purchase or redeem the Income Fund's shares on any Business Day. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.



You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



             TAX INFORMATION AND FINANCIAL INTERMEDIARY COMPENSATION



For important information about taxes and financial intermediary compensation, please turn to "Important Additional Information" on page 28.

                           GAMCO WESTWOOD EQUITY FUND
                               (THE "EQUITY FUND")
                              INVESTMENT OBJECTIVES

The Equity Fund seeks to provide capital appreciation. The Equity Fund's secondary goal is to produce current income.

FEES AND EXPENSES OF THE EQUITY FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Equity Fund.

SHAREHOLDER FEES (fees paid directly from your investment):


Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price) ....................................   None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or
      offering price, whichever is lower) ....................................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a
      percentage of amount redeemed) .........................................   None
Redemption Fee (as a percentage of amount redeemed) ..........................   None
Exchange Fee .................................................................   None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

      Management Fees ........................................................   1.00%
      Distribution (Rule 12b-1) Expenses .....................................   0.25%
      Other Expenses .........................................................   0.32%
                                                                                -----

Total Annual Fund Operating Expenses .........................................   1.57%
                                                                                =====


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Equity Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR    3 YEARS  5 YEARS  10 YEARS
--------  -------  -------  --------
 $160      $496     $855     $1,867


                               PORTFOLIO TURNOVER

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Equity Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Equity Fund's performance. During the most recent fiscal year, the Equity Fund's portfolio turnover rate was 111% of the average value of its portfolio.

                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in common stocks and securities which may be converted into common stocks. The Equity Fund invests in a portfolio of sea-soned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years.


In selecting securities, Westwood Management Corporation, the Equity Fund's sub-adviser (the "Sub-Adviser"), maintains a list of securities of issuers which it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if the Sub-Adviser's forecast for growth rates and earnings exceeds Wall Street expectations. The Sub-Adviser closely monitors the issuers and will sell a stock if the Sub-Adviser expects limited future price appreciation, there is a fundamental change that negatively impacts their growth assumptions, and/or the price of the stocks declines 15% in the first 45 days held. The Equity Fund's risk characteristics, such as beta (a measure of volatility), are generally expected to be less than those of the Standard & Poor's 500 Index (the "S&P 500 Index"), the Equity Fund's benchmark.



The Equity Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs. The Equity Fund may also invest in foreign debt securities.


                                PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

      -     you are a long-term investor

      -     you seek growth of capital

      - you seek a fund with a growth orientation as part of your overall investment plan

The Equity Fund's share price will fluctuate with changes in the market value of the Equity Fund's portfolio securities. Your investment in the Equity Fund is not guaranteed and you could lose some or all of the amount you invested in the Equity Fund.

Investing in the Equity Fund involves the following risks:


      - FUND AND MANAGEMENT RISK. If the Equity Fund's Sub-Adviser's judgment in selecting securities is incorrect or if the market segment in which the Equity Fund invests falls out of favor with investors, the Equity Fund could underperform the stock market or its peers. The Equity Fund could also fail to meet its investment objectives. When you sell Equity Fund shares, they may be worth less than what you paid for them.


      - EQUITY RISK. The principal risk of investing in the Equity Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Equity Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.


      - FOREIGN SECURITIES RISK. Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation for which no U.S. federal income tax deductions or credits will be available to shareholders.

      Foreign securities may be denominated in foreign currencies. Therefore, the value of the Equity Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Equity Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Equity Fund may be exposed to currency risks over an extended period of time.

                                   PERFORMANCE


The bar chart and table provide an indication of the risks of investing in the Equity Fund by showing changes in the Equity Fund's performance from year to year, and by showing how the Equity Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index. As with all mutual funds, the Equity Fund's past performance (before and after taxes) does not predict how the Equity Fund will perform in the future. Updated information on the Equity Fund's results can be obtained by visiting www.gabelli.com.


                           GAMCO WESTWOOD EQUITY FUND
     (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE PERIODS ENDED DECEMBER 31)

2000                                  12.0%
2001                                  (9.4)%
2002                                 (18.2)%
2003                                  22.4%
2004                                  12.4%
2005                                  13.8%
2006                                  18.2%
2007                                  12.4%
2008                                 (33.1)%
2009                                  12.6%


During the periods shown in the bar chart, the highest return for a quarter was 13.65% (quarter ended June 30, 2003 and the lowest return for a quarter was (20.64)% (quarter ended December 31, 2008).

                  AVERAGE ANNUAL TOTAL RETURNS                          PAST       PAST       PAST
           (FOR THE PERIODS ENDED DECEMBER 31, 2009)                  ONE YEAR  FIVE YEARS  TEN YEARS
--------------------------------------------------------------------  --------  ----------  ---------
GAMCO Westwood Equity Fund Class AAA Shares
      Return Before Taxes  . . . . . . . . . . . . . . . . . . . . .   12.62%      2.63%      2.65%
      Return After Taxes on Distributions. . . . . . . . . . . . . .   12.47%      1.57%      1.73%
      Return After Taxes on Distributions
          and Sale of Fund Shares  . . . . . . . . . . . . . . . . .    8.40%      2.33%      2.15%
Index
      S&P 500 Index (reflects no deduction for fees,
          expenses or taxes)  . . . . . . . . . . . . . . . . . . .    26.47%      0.42%     (0.95)%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").


                                   MANAGEMENT

THE ADVISER. Teton Advisors, Inc. serves as investment adviser (the "Adviser") to the Equity Fund.

THE SUB-ADVISER. Westwood Management Corp. serves as Sub-Adviser for the Equity Fund.

THE PORTFOLIO MANAGER. Ms. Susan M. Byrne, Chairman and Chief Investment Officer of the Sub-Adviser, has served as Portfolio Manager of the Equity Fund since its inception on January 2, 1987.

                        PURCHASE AND SALE OF FUND SHARES


The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.



You can purchase or redeem the Equity Fund's shares on any Business Day. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.



You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



             TAX INFORMATION AND FINANCIAL INTERMEDIARY COMPENSATION



For important information about taxes and financial intermediary compensation, please turn to "Important Additional Information" on page 28.

                          GAMCO WESTWOOD BALANCED FUND
                              (THE "BALANCED FUND")

                              INVESTMENT OBJECTIVE

The Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

FEES AND EXPENSES OF THE BALANCED FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Balanced Fund.

SHAREHOLDER FEES (fees paid directly from your investment):


Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price) ......................................  None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower) ......................................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a
      percentage of amount redeemed) ...........................................  None
Redemption Fee (as a percentage of amount redeemed) ............................  None
Exchange Fee ...................................................................  None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

      Management Fees ..........................................................  0.75%
      Distribution (Rule 12b-1) Expenses .......................................  0.25%
      Other Expenses ...........................................................  0.25%
                                                                                  ----
Total Annual Fund Operating Expenses ...........................................  1.25%
                                                                                  ====


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the Balanced Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Balanced Fund for the time indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Balanced Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR    3 YEARS  5 YEARS  10 YEARS
--------  -------  -------  --------
$127       $397     $686     $1,511


                               PORTFOLIO TURNOVER

The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Balanced Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Balanced Fund's performance. During the most recent fiscal year, the Balanced Fund's portfolio turnover rate was 89% of the average value of its portfolio.

                         PRINCIPAL INVESTMENT STRATEGIES

The Balanced Fund invests in a combination of equity and debt securities. The Balanced Fund is primarily equity-oriented, and uses a top-down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. The Sub-Adviser will typically invest 30% to 70% of the Balanced Fund's assets in equity securities and 70% to 30% in debt securities, and the balance of the Balanced Fund's assets in cash or cash equivalents. The actual mix of assets will vary depending on the Sub-Adviser's analysis of market and economic conditions.

The Balanced Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential. The Sub-Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.


The debt securities held by the Balanced Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a Nationally Recognized Statistical Rating Organization ("NRSRO"). There are no restrictions on the maximum or minimum maturity of any individual security that the Balanced Fund may invest in.



The Balanced Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs. The Balanced Fund may also invest in foreign debt securities.


                               PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

      -     you are a long-term investor

      -     you seek both growth of capital and current income

      - you want participation in market growth with some emphasis on preserving assets in "down" markets

The Balanced Fund is subject to the risk that its allocations between equity and debt securities may underperform other allocations. The Balanced Fund's share price will fluctuate with changes in the market value of the Balanced Fund's portfolio securities. Your investment in the Balanced Fund is not guaranteed and you could lose some or all of the amount you invested in the Balanced Fund.

Investing in the Balanced Fund involves the following risks:

      - FUND AND MANAGEMENT RISK. If the Balanced Fund's Sub-Adviser's judgment in selecting securities is incorrect or if the market segment in which the Balanced Fund invests falls out of favor with investors, the Balanced Fund could underperform the stock market or its peers. The Balanced Fund could also fail to meet its investment objective. When you sell Balanced Fund shares, they may be worth less than what you paid for them.

      - EQUITY RISK. The principal risk of investing in the Balanced Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Balanced Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.

      - FOREIGN SECURITIES RISK. Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation for which no U.S. federal income tax deductions or credits will be available to shareholders.


            Foreign securities may be denominated in foreign currencies. Therefore, the value of the Balanced Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Balanced Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Balanced Fund may be exposed to currency risks over an extended period of time.

      - INTEREST RATE RISK, MATURITY RISK, AND CREDIT RISK. When interest rates decline, the value of the portfolio's debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

      - PRE-PAYMENT RISK. The Balanced Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Balanced Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Balanced Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Balanced Fund's income, total return, and share price.

                                   PERFORMANCE


The bar chart and table provide an indication of the risks of investing in the Balanced Fund by showing changes in the Balanced Fund's performance from year to year, and by showing how the Balanced Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index and other relevant indices. As with all mutual funds, the Balanced Fund's past performance (before and after taxes) does not predict how the Balanced Fund will perform in the future. Updated information on the Balanced Fund's results can be obtained by visiting www.gabelli.com.

                          GAMCO WESTWOOD BALANCED FUND
     (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE PERIODS ENDED DECEMBER 31)

2000            11.5%
2001            (3.2)%
2002            (6.9)%
2003            14.3%
2004             8.8%
2005             9.3%
2006            12.4%
2007            10.3%
2008           (19.3)%
2009             9.8%


During the periods shown in the bar chart, the highest return for a quarter was 9.64% (quarter ended June 30, 2003) and the lowest return for a quarter was (11.20)% (quarter ended December 31, 2008).



               AVERAGE ANNUAL TOTAL RETURNS                     PAST          PAST            PAST
        (FOR THE PERIODS ENDED DECEMBER 31, 2009)             ONE YEAR      FIVE YEARS      TEN YEARS
----------------------------------------------------------    --------      ----------      ---------
GAMCO Westwood Balanced Fund Class AAA Shares
        Return Before Taxes ..............................       9.77%        3.71%           4.12%
        Return After Taxes on Distributions ..............       9.47%        2.32%           2.86%
        Return After Taxes on Distributions
          and Sale of Fund Shares ........................       6.65%        2.90%           3.12%

Indexes (reflects no deduction for fees,
  expenses or taxes)
   S&P 500 Index .........................................      26.47%        0.42%          (0.95)%
   Barclays Capital Government/Corporate
     Bond Index+ .........................................       4.52%        4.71%           6.34%
   60% S&P 500 Index
     and 40% Barclays Capital Government/
     Corporate Bond Index ................................      17.69%        2.14%           1.97%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").

                                   MANAGEMENT

THE ADVISER. Teton Advisors, Inc. serves as the Adviser to the Balanced Fund.

THE SUB-ADVISER. Westwood Management Corp. serves as the Sub-Adviser for the Balanced Fund.


THE PORTFOLIO MANAGERS. Ms. Susan M. Byrne, Chairman and Chief Investment Officer of the Sub-Adviser, has served as Co-Portfolio Manager of the Balanced Fund since its inception on October 1, 1991. Mr. Mark R. Freeman, CFA, Senior Vice President of the Sub-Adviser, has served as Co-Portfolio Manager of the Balanced Fund since 1999.


                        PURCHASE AND SALE OF FUND SHARES


The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.



You can purchase or redeem the Balanced Fund's shares on any Business Day. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.



You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



            TAX INFORMATION AND FINANCIAL INTERMEDIARY COMPENSATION



For important information about taxes and financial intermediary compensation, please turn to "Important Additional Information" on page 28.

                      GAMCO WESTWOOD INTERMEDIATE BOND FUND
                         (THE "INTERMEDIATE BOND FUND")

                              INVESTMENT OBJECTIVE

The Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

FEES AND EXPENSES OF THE INTERMEDIATE BOND FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Intermediate Bond Fund.

SHAREHOLDER FEES (fees paid directly from your investment):


Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ..........................................     None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or
   offering price, whichever is lower) ..........................................     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a
   percentage of amount redeemed) ...............................................     None
Redemption Fee (as a percentage of amount redeemed) .............................     None
Exchange Fee ....................................................................     None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

   Management Fees ..............................................................     0.60%
   Distribution (Rule 12b-1) Expenses ...........................................     0.25%
   Other Expenses ...............................................................     0.69%
   Acquired Fund Fees and Expenses(1) ...........................................     0.02%
                                                                                     -----
Total Annual Fund Operating Expenses ............................................     1.56%
     Less Fee Waiver and Expense Reimbursement(2) ...............................    (0.54)%
                                                                                     -----
Total Annual Fund Operating Expenses After Fee Waiver and Expense
   Reimbursement(1) .............................................................     1.02%
                                                                                     =====


-------------


(1) Please note that Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the table above does not correlate to the ratio of Operating Expenses to Average Net Assets found in the "Financial Highlights" section of this prospectus since the latter reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.



(2) The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Intermediate Bond Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.00%. The fee waiver and expense reimbursement arrangement will continue until at least January 31, 2011 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in Class AAA Shares of the Intermediate Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Intermediate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Intermediate Bond Fund's operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 YEAR              3 YEARS                 5 YEARS                 10 YEARS
------              -------                 -------                 --------
 $104                $440                    $799                    $1,811

                               PORTFOLIO TURNOVER

The Intermediate Bond Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Intermediate Bond Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Intermediate Bond Fund's performance. During the most recent fiscal year, the Intermediate Bond Fund's portfolio turnover rate was 18% of the average value of its portfolio.

                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions the Intermediate Bond Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in bonds of various types and with various maturities. The Intermediate Bond Fund focuses on investment grade bonds of domestic corporations and governments. Investment grade debt securities are securities rated in the four highest ratings categories by a NRSRO.

Although there are no restrictions on the maximum or minimum maturity of any individual security that the Intermediate Bond Fund may invest in, generally the Intermediate Bond Fund will have a dollar weighted average maturity of three to ten years. The Intermediate Bond Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities, and certain collateralized and asset-backed securities. The Intermediate Bond Fund will seek to maintain an average rating of AA or better by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, or comparable quality for the securities in its portfolio.


In selecting securities for the Intermediate Bond Fund, the Sub-Adviser focuses both on the fundamentals of particular issuers and yield curve positioning. The Sub-Adviser seeks to earn risk-adjusted returns superior to those of the Barclays Capital Government/Corporate Bond Index over time. The Sub-Adviser invests 80% to 100% of the Fund's assets in debt securities and the remainder in cash or cash equivalents. The Sub-Adviser has disciplines in place that serve as sell signals such as a change to a company's fundamentals that make the risk/reward profile unattractive or a need to improve the overall risk/reward profile of the Fund.


                                PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

      - you are seeking current income consistent with the maintenance of principal and liquidity

      -     you are conservative in your investment approach

      - you are seeking exposure to investment grade bonds as part of your overall investment strategy

The Intermediate Bond Fund's share price will fluctuate with changes in prevailing interest rates and the market value of the Intermediate Bond Fund's portfolio securities. Your investment in the Intermediate Bond Fund is not guaranteed and you could lose some or all of the amount you invested in the Intermediate Bond Fund.

Investing in the Intermediate Bond Fund involves the following risks:

      - FUND AND MANAGEMENT RISK. If the Intermediate Bond Fund's Sub-Adviser's judgment in selecting securities is incorrect or if the market segment in which the Intermediate Bond Fund invests falls out of favor with investors, the Fund could underperform the stock market or its peers. The

            Intermediate Bond Fund could also fail to meet its investment objective. When you sell Intermediate Bond Fund shares, they may be worth less than what you paid for them.

      - INTEREST RATE RISK, MATURITY RISK, AND CREDIT RISK. When interest rates decline, the value of the portfolio's debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

      - PRE-PAYMENT RISK The Intermediate Bond Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Intermediate Bond Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Intermediate Bond Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Intermediate Bond Fund's income, total return, and share price.

                                   PERFORMANCE


The bar chart and table provide an indication of the risks of investing in the Intermediate Bond Fund by showing changes in the Intermediate Bond Fund's performance from year to year, and by showing how the Intermediate Bond Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index. As with all mutual funds, the Intermediate Bond Fund's past performance (before and after taxes) does not predict how the Intermediate Bond Fund will perform in the future. Updated information on the Intermediate Bond Fund's results can be obtained by visiting www.gabelli.com.

                      GAMCO WESTWOOD INTERMEDIATE BOND FUND
     (TOTAL RETURNS FOR CLASS AAA SHARES FOR THE PERIODS ENDED DECEMBER 31)

2000                   11.7%
2001                    7.4%
2002                   10.1%
2003                    1.3%
2004                    3.0%
2005                    1.8%
2006                    3.1%
2007                    5.7%
2008                    6.0%
2009                    3.8%


During the periods shown in the bar chart, the highest return for a quarter was 5.56% (quarter ended September 30, 2002) and the lowest return for a quarter was (2.64)% (quarter ended June 30, 2004).



          AVERAGE ANNUAL TOTAL RETURNS                                PAST         PAST             PAST
   (FOR THE PERIODS ENDED DECEMBER 31, 2009)                        ONE YEAR     FIVE YEARS       TEN YEARS
---------------------------------------------------------------     --------     ----------       ---------
GAMCO Westwood Intermediate Bond Fund Class AAA Shares
   Return Before Taxes ........................................       3.76%          4.07%            5.35%
   Return After Taxes on Distributions ........................       2.81%          2.88%            3.97%
   Return After Taxes on Distributions
     and Sale of Fund Shares ..................................       2.59%          2.79%            3.79%

Index (reflects no deduction for fees, expenses or taxes)
     Barclays Capital Government/Corporate
        Bond Index ............................................       4.52%          4.71%            6.34%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").

                                   MANAGEMENT

THE ADVISER. Teton Advisors, Inc. serves as the Adviser to the Intermediate Bond Fund.

THE SUB-ADVISER. Westwood Management Corp. serves as Sub-Adviser for the Intermediate Bond Fund.

THE PORTFOLIO MANAGER. Mr. Mark R. Freeman, CFA, a Senior Vice President of the Sub-Adviser, has served as Portfolio Manager for the Intermediate Bond Fund since 1999.

                        PURCHASE AND SALE OF FUND SHARES


The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.



You can purchase or redeem the Intermediate Bond Fund shares on any Business Day. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.



You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.


             TAX INFORMATION AND FINANCIAL INTERMEDIARY COMPENSATION


For important information about taxes and financial intermediary compensation, please turn to "Important Additional Information" on page 28.


                        IMPORTANT ADDITIONAL INFORMATION


TAX INFORMATION



The Funds' distributions will generally be taxable as ordinary income or long-term capital gains. For more information, turn to "Tax Information" on page 46.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. For more information, turn to "Third Party Arrangements". Ask your salesperson or visit your financial intermediary's Web site for more information.

    ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, INVESTMENT
                          STRATEGIES AND RELATED RISKS

The Mighty Mites(SM) Fund and the SmallCap Equity Fund each seek to provide long-term capital appreciation. The Income Fund seeks to provide a high level of current income as well as long-term capital appreciation. The Equity Fund seeks to provide capital appreciation. Its secondary goal is to provide current income. The Balanced Fund seeks to provide capital appreciation and current income. The Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principle and liquidity. Each Fund's investment objective is fundamental and may not be changed without shareholder approval.

The non-fundamental investment policy of each of the SmallCap Equity, Income, Equity, and Intermediate Bond Funds relating to the 80% Investment Policy may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days' prior written notice of any changes in the 80% Investment Policy. Your investment in a Fund is not guaranteed and you could lose some or all of the amount you invested in a Fund.

MIGHTY MITES FUND

The Mighty Mites(SM) Fund primarily invests in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $300 million or less at the time of the Mighty Mites(SM) Fund's initial investment. These companies are called micro-cap companies.

The Mighty Mites(SM) Fund focuses on micro-cap companies which appear to be underpriced relative to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire a company.

In selecting stocks, the Adviser attempts to identify companies that:

      -     have above-average sales and earnings growth prospects

      - have improving balance sheet fundamentals given the current status of economic and business cycles

      - are undervalued and may significantly appreciate due to management changes, stock acquisitions, mergers, reorganizations, tender offers, spin-offs, or other significant events

      - have new or unique products, new or expanding markets, changing competitive or regulatory climates, or undervalued assets or franchises

The Adviser also considers the stocks' prices and the issuers' balance sheet characteristics and strength of management.

Micro-cap companies may also be new or unseasoned companies which are in their very early stages of development. Micro-cap companies can also be engaged in new and emerging industries.

Micro-cap companies are generally not well-known to investors and have less of an investor following than larger companies. The Adviser will attempt to capitalize on the lack of analyst attention to micro-cap stocks and the inefficiency of the micro-cap market.

The Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund. The Mighty Mites(SM) Fund's share price will fluctuate with changes in the market value of the Mighty Mites(SM) Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Mighty Mites(SM) Fund is also subject to the risk that investment in micro-cap stocks may be subject to more abrupt or erratic movements in price than investment in small, medium, and large-capitalization stocks. The Mighty Mites(SM) Fund is also subject to the risk that the Adviser's judgments about above-average growth potential of a particular company is incorrect and that the perceived value of such company's stock is not realized by the market, or that the price of the Mighty Mites(SM) Fund's portfolio securities will decline. The greater price volatility of micro-cap stocks may result from the fact that there may be less market liquidity, less information publicly available, or fewer investors who monitor the activities of those companies. The Mighty Mites(SM) Fund is also subject to the risk that micro-cap stocks fall out of favor generally with investors.

The Mighty Mites(SM) Fund may also invest up to 25% of its total assets in foreign securities and in EDRs or ADRs. The Mighty Mites(SM) Fund may also invest in foreign debt securities.


SMALLCAP EQUITY FUND


Under normal market conditions, the SmallCap Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in a portfolio of common stocks of smaller companies. The SmallCap Equity Fund's Adviser characterizes small capitalization companies as those companies with a market capitalization (defined as shares outstanding times current market price) between $100 million and $2.5 billion at the time of the SmallCap Equity Fund's initial investment. The Adviser may change this characterization at any time in the future based upon the market capitalizations of the securities included in the Russell 2000(R) Index.


In selecting securities for the SmallCap Equity Fund, the Adviser considers companies which offer:

      -     an increasing return on equity

      -     a low debt/equity ratio

      - recent earnings surprises that may mark the beginning of a trend towards improved returns and profitability particularly when those trends have not been fully reflected in consensus earnings estimates

      - current market valuation that is significantly below proprietary valuation estimates

Frequently small capitalization companies exhibit one or more of the following traits:

      -     new products or technologies

      -     new distribution methods

      - rapid changes in industry conditions due to regulatory or other developments

      - changes in management or similar characteristics that may result in expected growth in earnings

The SmallCap Equity Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies in new and emerging industries.

The Adviser closely monitors the issuers and will sell a stock if the stock achieves its price objective and has limited further potential for price increase, the forecasted price/earnings ratio exceeds the future forecasted growth rate, and/or the issuer suffers a negative change in its fundamental outlook.

Because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may initially overlook favorable trends in certain smaller companies, and then will adjust its valuation more quickly once these trends are recognized. Smaller companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts, or a change in management) than larger companies.


The SmallCap Equity Fund may also invest up to 25% of its total assets in foreign securities and in EDRs or ADRs. The SmallCap Equity Fund may also invest in foreign debt securities.


The SmallCap Equity Fund's share price will fluctuate with changes in the market value of the SmallCap Equity Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Investment in small capitalization stocks may be subject to more abrupt or erratic movements in price than investment in medium and large capitalization stocks. The SmallCap Equity Fund is also subject to the risk that the Adviser's judgments about above-average growth potential of a particular company is incorrect and that the perceived value of such company's stock is not realized by the market, or that the price of the SmallCap Equity Fund's portfolio securities will decline. The greater price volatility of small capitalization stocks may result from the fact that there may be less market liquidity, less information publicly available, or fewer investors who monitor the activities of those companies. The SmallCap Equity Fund is also subject to the risk that small capitalization stocks fall out of favor generally with investors.

INCOME FUND

Under normal market conditions, the Income Fund invests at least 80% of its net assets (which includes, for the purposes of this test, the amount of any borrowings for investment purposes) in dividend-paying and/or interest bearing securities. The Income Fund's investments may include dividend-paying common stocks, preferred stocks, convertible preferred stocks, selected debt instruments, publicly traded real estate investment trusts ("REITs"), master limited partnerships, royalty trusts, money market instruments, and other income-producing securities.

The Adviser invests in companies with strong and improving cash flows sufficient to support a healthy or rising level of income. It uses proprietary, fundamental research to find appropriate securities for purchase. Securities considered for purchase have:

      - attractive fundamentals and valuations based on the Adviser's internal research

      -     issuers with strong management teams and/or

      -     issuers with good balance sheet fundamentals

The Adviser will consider selling a security if fundamentals become unfavorable within the issuer's internal operations or industry, there is limited growth opportunity, the issuer is at risk of losing its competitive edge, the issuer is serving markets with slowing growth, and/or the level of income produced becomes unattractive or unsustainable.


The Income Fund may also invest up to 25% of its total assets in foreign securities and in EDRs or ADRs. The Income Fund may also invest in foreign debt securities.


The Income Fund's share price will fluctuate with changes in the market value of the Income Fund's portfolio securities and changes in prevailing interest rates. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate and may affect a company's cash flow such that it is not sufficient to pay the indicated dividend. The Income Fund is also subject to the risk that the Adviser's judgments about above-average growth potential at a particular company is incorrect and that the perceived value of such company's stock is not realized by the market, or that the price of the Income Fund's portfolio securities will decline. Equity securities, including common and preferred stock as well as master limited partnership units, with higher current yields than equity securities, in general, may be more sensitive to fluctuations in prevailing interest rates. Investing in debt securities involves interest rate and credit risks. When interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Income Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. To the extent that the Income Fund's portfolio is invested in REITs, the Income Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate due to general and local economic conditions, overbuilding or undersupply, changes in zoning and other laws, and a number of other factors.

EQUITY FUND

Under normal market conditions, the Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in common stocks and securities which may be converted into common stocks. The Equity Fund invests in a portfolio of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years.

In selecting securities, Westwood Management Corporation, the Trust's sub-adviser (the "Sub-Adviser"), maintains a list of securities of issuers which it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if the Sub-Adviser's forecast for growth rates and earnings exceeds Wall Street expectations. The Sub-Adviser closely monitors the issuers and will sell a stock if the Sub-Adviser expects limited future price appreciation, there is a fundamental change that negatively impacts their growth assumptions, and/or the price of the stocks declines 15% in the first 45 days held. The Equity Fund's risk characteristics, such as beta (a measure of volatility), are generally expected to be less than those of the Standard & Poor's 500 Index (the "S&P 500 Index"), the Equity Fund's benchmark.


The Equity Fund may also invest up to 25% of its total assets in foreign securities and in EDRs or ADRs. The Equity Fund may also invest in foreign debt securities.


The Equity Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Equity Fund is also subject to the risk that the Sub-Adviser's judgments about above-average growth potential of a particular company is incorrect and the perceived value of such company's stock is not realized by the market, or that the price of the Equity Fund's portfolio securities will decline.

BALANCED FUND

The Balanced Fund invests in a combination of equity and debt securities. The Balanced Fund is primarily equity-oriented, and uses a top-down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. The Sub-Adviser will typically invest 30% to 70% of the Balanced Fund's assets in equity securities and 70% to 30% in debt securities, and the balance of the Balanced Fund's assets in cash or cash equivalents. The actual mix of assets will vary depending on the Sub-Adviser's analysis of market and economic conditions.

The Balanced Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential. The Sub-Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

The debt securities held by the Balanced Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a Nationally Recognized Statistical Rating Organization ("NRSRO"). There are no restrictions on the maximum or minimum maturity of any individual security that the Balanced Fund may invest in.

The Balanced Fund may also invest up to 25% of its total assets in foreign securities and in EDRs or ADRs. The Balanced Fund may also invest in foreign debt securities.


The Balanced Fund is subject to the risk that its allocations between equity and debt securities may underperform other allocations. The Balanced Fund's share price will fluctuate with changes in the market value of the Balanced Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Balanced Fund is also subject to the risk that the Sub-Adviser's judgments about the above-average growth potential of a particular company is incorrect and the perceived value of such company's stock is not realized by the market, or that the price of the Balanced Fund's portfolio securities will decline. Investing in debt securities involves interest rate and credit risks. When interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Balanced Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Balanced Fund (such as a mortgage-backed security) earlier than expected.

INTERMEDIATE BOND FUND

Under normal market conditions the Intermediate Bond Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in bonds of various types and with various maturities. The Intermediate Bond Fund focuses on investment grade bonds of domestic corporations and governments. Investment grade debt securities are securities rated in the four highest ratings categories by a NRSRO.

Although there are no restrictions on the maximum or minimum maturity of any individual security that the Intermediate Bond Fund may invest in, generally the Intermediate Bond Fund will have a dollar weighted average maturity of three to ten years. The Intermediate Bond Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities, and certain collateralized and asset-backed securities. The Intermediate Bond Fund will seek to maintain an average rating of AA or better by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, or comparable quality for the securities in its portfolio.

In selecting securities for the Intermediate Bond Fund, the Sub-Adviser focuses both on the fundamentals of particular issuers and yield curve positioning. The Sub-Adviser seeks to earn risk-adjusted returns superior to those of the Barclays Capital Government/Corporate Bond Index over time. The Sub-Adviser invests 80% to 100% of the Fund's assets in debt securities and the remainder in cash or cash equivalents. The Sub-Adviser has disciplines in place that serve as sell signals such as a change to a company's fundamentals that make the risk/reward profile unattractive or a need to improve the overall risk/reward profile of the Fund.

The Intermediate Bond Fund's share price will fluctuate with changes in prevailing interest rates and the market value of the Intermediate Bond Fund's portfolio securities. When interest rates rise, the value of the portfolio's securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. Investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Intermediate Bond Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Intermediate Bond Fund (such as a mortgage-backed security) earlier than expected. To the extent that the Intermediate Bond Fund's portfolio is invested in cash, if interest rates decline, the Intermediate Bond Fund may lose the opportunity to benefit from a probable increase in debt securities valuations.

The Funds may also use the following investment technique:


      - DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments that are short-term and liquid. Such investments include U.S. government securities, certificates of deposit, banker's acceptances, time deposits, repurchase agreements, and other high quality debt instruments. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.


Investing in the Funds involves the following risks:

      - FUND AND MANAGEMENT RISK. All Funds -- If a Fund's Adviser's or Sub-Adviser's judgment in selecting securities is incorrect or if the market segment in which the Fund invests falls out of favor with investors, the Fund could underperform the stock market or its peers. The Fund could also fail to meet its investment objective. When you sell Fund shares, they may be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

      - EQUITY RISK. Mighty Mites Fund, SmallCap Equity Fund, Income Fund, Equity Fund, and Balanced Fund -- The principal risk of investing in these Funds is equity risk. Equity risk is the risk that the prices of the securities held by a Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.


      - FOREIGN SECURITIES RISK. Mighty Mites Fund, SmallCap Equity Fund, Income Fund, Equity Fund, and Balanced Fund -- Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation for which no U.S. federal income tax deductions or credits will be available to shareholders.


            Foreign securities may be denominated in foreign currencies. Therefore, the value of each Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although each of the Funds value their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. Therefore, the Funds may be exposed to currency risks over an extended period of time.

      - INTEREST RATE RISK, MATURITY RISK, AND CREDIT RISK. Income Fund, Balanced Fund, and Intermediate Bond Fund -- When interest rates decline, the value of a portfolio's debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

      - SMALL- AND MICRO-CAP COMPANY RISK. Mighty Mites Fund and SmallCap Equity Fund -- Although small-cap and micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

      - PRE-PAYMENT RISK. Balanced Fund and Intermediate Bond Fund -- A Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return, and share price.


PORTFOLIO HOLDINGS. A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' Statement of Additional Information ("SAI").


                             MANAGEMENT OF THE FUNDS

THE ADVISER. Teton Advisors, Inc., with principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment programs and manages the Funds' operations under the general supervision of the Board. The Adviser is a Delaware corporation. The Adviser is a publicly held company traded on the Pink Sheets(R) and an affiliate of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below. The table also reflects the advisory fees (after waivers/reimbursement of expenses) paid by the Funds for the fiscal year ended September 30, 2009.

                                                                                           ADVISORY FEE PAID FOR
                                  ANNUAL ADVISORY FEE-CONTRACTUAL RATE                    FISCAL YEAR ENDED 9/30/09
FUND                          (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)     (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------    ---------------------------------------------     --------------------------------------------
Mighty Mites Fund ........                        1.00%                                         1.00%
SmallCap Equity Fund .....                        1.00%                                            0%
Income Fund ..............                        1.00%                                            0%
Equity Fund ..............                        1.00%                                         1.00%
Balanced Fund ............                        0.75%                                         0.75%
Intermediate Bond Fund ...                        0.60%                                         0.06%

With respect to the SmallCap Equity, Income, and Intermediate Bond Funds, the Board has approved the amended and restated contractual advisory fee waiver and expense deferral agreement under which the Adviser has contractually agreed to waive its investment advisory fees and/or reimburse the Funds' expenses to the extent necessary to maintain the Funds' total annual operating expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at the levels set forth in the fee tables of the Funds until at least January 31, 2011 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the agreement may only be terminated or amended to increase these expense caps as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the agreement prior to the expiration of its then current term.

In addition, each of the SmallCap Equity, Income, and Intermediate Bond Funds has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed the amount listed in the respective fee table.

SUB-ADVISER. The Adviser has entered into a Sub-Advisory Agreement with Westwood Management Corp. for the Equity Fund, Balanced Fund, and Intermediate Bond Fund. The Sub-Adviser has its principal offices located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser pays the Sub-Adviser out of its advisory fees with respect to the Equity Fund, Balanced Fund, and Intermediate Bond Fund, a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds. The Sub-Adviser is a registered investment adviser formed in 1983. The Sub-Adviser is a wholly-owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company and publicly held company listed on the NYSE.

The Funds' annual report to shareholders for the period ended September 30, 2009, contained a discussion of the basis of the Board's determination to continue the investment advisory arrangements as described above.

THE PORTFOLIO MANAGERS. Ms. Susan M. Byrne has served as Chairman and Chief Investment Officer since founding the Sub-Adviser in April 1983 and served as Chief Executive Officer through 2005. She has served as the Portfolio Manager of the EQUITY FUND since its inception and has served as Co-Portfolio Manager of the BALANCED FUND since its inception. Ms. Byrne also served as a member of the INCOME FUND portfolio team from its inception until June 30. 2007. She has authority to direct trading activity on the EQUITY FUND and the BALANCED FUND. Ms. Byrne has more than 39 years of investment experience.

Mr. Mark R. Freeman, CFA, has served as Senior Vice President, Fixed Income Portfolio Manager, and Research Group Head for the Sub-Adviser since July 2006. Prior to that, he was Vice President for the Sub-Adviser from July 1999 to July 2006. He has served as Portfolio Manager of the INTERMEDIATE BOND FUND and Co-Portfolio Manager of the BALANCED FUND since 1999 and also served on the portfolio team for the INCOME FUND from its inception until June 30, 2007. He has authority to direct trading activity on the INTERMEDIATE BOND FUND and the BALANCED FUND. Mr. Freeman has over 21 years of investment experience.

Mr. Mario J. Gabelli, Ms. Laura Linehan, and Mr. Walter K. Walsh are primarily responsible for the day-today management of the MIGHTY MITES FUND. Mario J. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization. Ms. Linehan has served as one of the portfolio managers of the Mighty Mites Fund since its inception in 1998 through June 2009. Ms. Linehan was on a leave of absence from June 2009 through October 2009. Ms. Linehan previously was a Director of Research in the Alternative Investment Group of GAMCO Investors, Inc. from 2004 through 2006. Prior to that, she was Director of Research and Portfolio Manager for GAMCO Investors, Inc. for various other small-cap portfolios until March 2003 (in addition to serving as portfolio manager of the Mighty Mites Fund). Mr. Walter K. Walsh was Compliance Officer of the Distributor from 1994 through 2003, and currently is a compliance consultant for the Distributor.

Ms. Barbara G. Marcin, CFA, is the lead portfolio manager of the INCOME FUND and is primarily responsible for the day-to-day investment management of the INCOME FUND. Ms. Marcin has been a Vice President with Gabelli Funds, LLC, since June 1999. Ms. Marcin served as the head of value investments of Citibank Global Asset Management, managing mid- and large-cap equity securities in value-style mutual funds and in separate accounts from 1993 until June 1999. Mario J. Gabelli assists Ms. Marcin on an as needed basis with the portfolio management of the INCOME FUND, providing research, insight, and support.

Mr. Nicholas F. Galluccio is primarily responsible for the day-to-day management of the SMALLCAP EQUITY FUND. Mr. Galluccio is the President and Chief Executive Officer (CEO) of Teton Advisors, Inc., an affiliate of GAMCO Investors, Inc. Mr. Galluccio was formerly with Trust Company of the West where he served as Group Managing Director, U.S. Equities and Senior Portfolio Manager since prior to 2003.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the Funds they manage.

REGULATORY MATTERS. On April 24, 2008, an affiliate of the Adviser, Gabelli Funds, LLC, entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that Gabelli Funds, LLC, had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended (the "1940 Act") and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, Gabelli Funds, LLC, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and staff of the SEC, and cease and desist from future violations of the above referenced federal securities laws. The settlement did not have a material adverse impact on Gabelli Funds, LLC or its ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex, including the Funds. The officer denies the allegations and is continuing in his positions with Gabelli Funds, LLC, and the funds. Gabelli Funds, LLC, currently expects that any resolution of the action against the officer will not have a material adverse impact on Gabelli Funds, LLC, or its ability to fulfill its obligations under the investment advisory agreement.

RULE 12b-1 PLANS. Each Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Funds on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance the distribution of its Class AAA Shares. Each Fund may make payments under its Plan for the purpose of financing any activity primarily intended to result in the sale of Class AAA Shares of the Fund. To the extent any activity is one that a Fund may finance without a distribution plan, each Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                               INDEX DESCRIPTIONS

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in the S&P 500 Index.

The Barclays Capital Government/Corporate Bond Index (formerly the Lehman Brothers Government/Corporate Bond Index), is an unmanaged index of prices of U.S. Government and corporate bonds with not less than one year to maturity. The performance of the index does not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Barclays Capital Government/Corporate Bond Index.


The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization. The performance of the Russell 2000 Index does not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Russell 2000 Index.


The Russell Microcap(TM) Index measures the performance of the microcap segments, representing less than 3% of the U.S. equity market. You cannot invest directly in the Russell Microcap TM Index. The inception date for the Russell Microcap TM Index was July 1, 2000.

The Blended Index consists of a 50% blend of the 10 Year Treasury Note Index and the S&P 500 Index. You cannot invest directly in these Indices.

The 10 Year Treasury Note Index is an unmanaged index tracking U.S. Treasury Notes with a 10 year maturity. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. You cannot invest directly in the 10 Year Treasury Note Index.

                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). The Fund's Class AAA Shares are offered only to (1) clients of financial intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting, or a similar service, or (ii) where the Distributor has entered into an agreement permitting the financial intermediary to offer Class AAA Shares through its mutual fund supermarket network or platform, and (2) customers of the Distributor.

      - BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "GAMCO Westwood Funds" to:

BY MAIL                                       BY PERSONAL DELIVERY
--------------------------------------        ----------------------------------
THE GABELLI FUNDS                             THE GABELLI FUNDS
P.O. BOX 8308                                 C/O BFDS
BOSTON, MA 02266-8308                         30 DAN ROAD
                                              CANTON, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

      - BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                      225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                       RE: GAMCO WESTWOOD____________FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Funds' Transfer Agent, State Street Bank and Trust Company ("State Street"), will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell their shares based on the net asset value per share ("NAV") next determined after the time as of which the Funds receive your completed subscription order form and your payment. See "Pricing of Fund Shares" for a description of the calculation of the NAV.

MINIMUM INVESTMENTS. For all Funds except the Mighty Mites Fund, your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

The minimum initial investment in the Mighty Mites Fund is $10,000 for all accounts. There is no minimum for subsequent investments. The Distributor may waive the minimum investment requirement under certain circumstances which may include purchases by clients of GAMCO Asset Management Inc., customers of the Distributor, and existing shareholders of other Gabelli/GAMCO Funds who have purchased their shares directly through the Distributor or the Fund's Transfer Agent.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRAs, "Roth" IRAs, SEP IRAs, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no subsequent minimum investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Funds' Transfer Agent.

There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Funds' minimum purchase requirements. The Funds also offer other classes of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Trust verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. Subject to tax limitations and approval by the Board on a Fund-by-Fund basis, each of the Funds may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for these programs generally representing savings of expenses experienced by the Funds resulting from shareholders investing in the Funds through such programs rather than investing directly in the Funds.

In addition to amounts paid to brokers, dealers, or financial intermediaries as a re-allowance of a portion of the sales commission, the Adviser or an applicable affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Funds' distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds, and/or to promote retention of their customers' assets in the Funds. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Funds' shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund and/or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Insurance Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund(s) attributable to the particular firm depending on the nature and level of services and other factors.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the SEC orders the Funds to suspend redemptions.

The Funds redeem their shares based on the NAV next determined after the time as of which the Funds receive your redemption request in proper form. See "Pricing of Fund Shares" for a description of the calculation of NAV.

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time after the time as of which the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Funds' shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In addition, some of the Funds invest in small capitalization and micro-capitalization securities. Such securities are typically less liquid and more thinly-traded than securities of large capitalization issuers. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of the Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of the Funds' shares. Additionally, some of the Funds have a small asset size and frequent purchases and redemptions can have a negative impact on remaining shareholders in the Fund.

In order to discourage frequent short-term trading in their shares, the Mighty Mites Fund, the SmallCap Equity Fund and the Income Fund (the "Redemption Fee Funds") impose a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase (the "Redemption Fee"). The Redemption Fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The Redemption Fee is not a sales charge; it is retained by the Redemption Fee Funds and does not benefit the Adviser or any other third party. For purposes of computing the Redemption Fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Redemption Fee Funds' exchange privilege. The Redemption Fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Redemption Fee Fund (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Redemption Fee Funds, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place.

While the Redemption Fee Funds have entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Redemption Fee Funds with information relating to their customers investing in the Redemption Fee Funds through non-disclosed or omnibus accounts, the Redemption Fee Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Redemption Fee Funds are required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Redemption Fee Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Redemption Fee Funds' policies. Subject to the exclusions discussed above, the Redemption Fee Funds seek to apply these policies uniformly.

The Redemption Fee Funds continue to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Redemption Fee Funds' view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Redemption Fee Funds and to limit, delay, or impose other conditions on exchanges or purchases. The Redemption Fee Funds have adopted a policy of seeking to minimize short-term trading of their shares and monitor purchase and redemption activities to assist in minimizing short-term trading.

You may redeem shares through the Distributor or directly from the Funds through the Funds' Transfer Agent:

      - BY LETTER. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

      - BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.

            1. Telephone or Internet Redemption By Check. The Funds will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

            2. Telephone or Internet Redemption By Bank Wire. The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

      - AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. Each Fund may redeem all shares in your account (other than an IRA) if the value of your investment in that Fund falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and the Fund will allow 30 days for you to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected based on the NAV next determined after the time as of which the Fund, or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While a Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV, after receipt of your redemption request.

REDEMPTION IN KIND. In certain circumstances, the Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities only in the rare instance that the Board believes that it would be in a Fund's best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of each Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAV. To obtain a list of the funds whose shares you may acquire through an exchange, call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates.

In effecting an exchange:

                  - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

                  - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

                  - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

                  -     you may realize a taxable gain or loss;

                  - you should read the Prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the Prospectus; and

                  - you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly from the Funds' Transfer Agent, or through a registered broker-dealer.

      - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

      -     EXCHANGE BY MAIL. You may send a written request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308.Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

      - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

The Funds may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The NAV of each Fund's shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Each Fund's NAV is computed by dividing the value of the applicable Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to its Class AAA Shares by the total number of Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income will be paid annually by the Mighty Mites Fund, the SmallCap Equity Fund and the Equity Fund and quarterly by the Income Fund and the Balanced Fund. The Intermediate Bond Fund will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net realized capital gains. Dividends and distributions will be automatically reinvested for your account at NAV in additional shares of the Funds, unless you instruct the Funds to pay all dividends and distributions in cash. If you elect to receive cash distributions, you must instruct the Funds either to credit the amounts to your brokerage account or to pay the amounts to you by check. Shares purchased through dividend reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders.

There are no sales or other charges by a Fund in connection with the reinvestment of distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different Funds. Dividends and capital gain distributions will be taxable to you whether paid in cash or reinvested in additional shares.

                                 TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income and net capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the securities giving rise to such capital gains, not the length of time you have held your shares. Dividends out of investment company taxable income and distributions of net short-term capital gains (i.e., gains from securities held by the Funds for one year or less) are taxable to you as ordinary income, except that certain qualified dividends are eligible for a reduced rate under current law to the extent of qualified dividend income received by a Fund from its portfolio investments. Distributions from REITs generally are not qualified dividends. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state, and local taxes.

You will recognize a taxable gain or loss upon the sale, exchange, or redemption of shares in a Fund equal to the difference between the amount realized and your adjusted tax basis on the shares sold, exchanged, or redeemed. However, if you receive a capital gain dividend and sell shares after holding them for six months or less, then any loss realized on the sale will be treated as a long-term capital loss to the extent of such capital gain dividend. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable. Each Fund is required under the withholding rules, subject to certain exemptions, to withhold currently at a rate of 28% from dividends paid or credited to shareholders and from the proceeds from the redemption of Fund shares if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding. Corporate shareholders are not subject to back-up withholding. In addition, foreign shareholders may be subject to a U.S. federal withholding tax on dividends and distributions, which may be reduced or eliminated by treaty.

State and local taxes may be different from the federal consequences described above.

Please consult the SAI for further discussion of federal income tax considerations.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Funds based on your particular circumstances.

                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions within 30 days of your request. Each Fund offers electronic delivery of Fund documents. Direct shareholders of each Fund can elect to receive the Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Funds' website at www.gabelli.com. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

                              FINANCIAL HIGHLIGHTS


The financial highlights table for each Fund is intended to help you understand the financial performance of each Fund for the past five fiscal years. The total returns in the tables represent the rates that an investor would have earned or lost on an investment in each Fund's Class AAA Shares (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements and related notes, is included in the Funds' annual report, which is available upon request.


                       GAMCO WESTWOOD MIGHTY MITES(SM) FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                  OPERATING PERFORMANCE                        DISTRIBUTIONS TO SHAREHOLDERS
                          ---------------------------------------  -----------------------------------------------
                                            Net
               Net Asset      Net       Realized and     Total                    Net
                 Value,    Investment    Unrealized      From         Net       Realized    Return
Period Ended   Beginning    Income      Gain (Loss)on  Investment  Investment    Gain on      of         Total      Redemption
September 30   of Period  (Loss)(a)(b)   Investments   Operations    Income    Investments  Capital  Distributions    Fees(a)
------------   ---------  ------------  -------------  ----------  ----------  -----------  -------  -------------  ----------
CLASS AAA
2009            $ 13.41    $(0.08)         $ 0.47       $ 0.39           --      $(0.29)    $(0.02)     $ (0.31)     $0.00(d)
2008              17.05     (0.00)(d)       (2.11)       (2.11)     $ (0.06)      (1.47)        --        (1.53)      0.00(d)
2007              16.01      0.08            3.42         3.50           --       (2.46)        --        (2.46)      0.00(d)
2006              16.73     (0.04)           1.34         1.30           --       (2.02)        --        (2.02)        --
2005              15.07     (0.02)           2.97         2.95           --       (1.29)        --        (1.29)      0.00(d)

                                                RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                               ------------------------------------------------
                                                           Operating    Operating
                                                            Expenses     Expenses
                  Net                  Net                   Net of      Before
                 Asset               Assets,      Net       Waivers/      Waivers/
                 Value,              End of    Investment  Reimburse-   Reimburse-    Portfolio
Period Ended    End of     Total     Period      Income      ments/       ments/       Turnover
September 30    Period    Return+  (in 000's)   (Loss)(b)  Reductions  Reductions(c)   Rate++
------------   --------   -------  ----------  ----------  ----------  -------------  ---------
CLASS AAA
2009            $13.49      3.5%    $170,181     (0.69)%     1.65%      1.66%(e)(f)      32%
2008             13.41    (13.2)      55,808     (0.01)      1.71       1.71(e)          18
2007             17.05     23.9       48,252      0.48       1.64       1.64(e)          21
2006             16.01      9.0       36,843     (0.28)      1.61       1.61(e)           4
2005             16.73     20.4       46,497     (0.13)      1.50       1.74              9


----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended September 30, 2007 would have been 23%. The portfolio turnover rate for the years ended 2006 and 2005 would have been as shown. Also, for the year ended September 30, 2009, the calculation of the portfolio turnover rate excluded the value of securities acquired from purchases in connection with the Fund's Reorganization.

(a)   Per share data is calculated using the average shares outstanding method.

(b) Due to capital share activity, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c) Prior to the period beginning October 1, 2005, fees and expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(d)   Amount represents less than $0.005 per share.

(e) The Fund incurred interest expense during the year ended September 30, 2006. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.57%. For the years ended September 30, 2009, 2008, and 2007, the effect of interest expense was minimal.


(f) Before advisory fee reduction on unsupervised assets totaling 0.01% of net assets.

                       GAMCO WESTWOOD SMALLCAP EQUITY FUND

Selected data for a share of beneficial interest outstanding throughout each period:

                                                                    DISTRIBUTIONS TO
                                 OPERATING PERFORMANCE                SHAREHOLDERS
                         -------------------------------------  -------------------------
                                          Net                                                            Net                 Net
              Net Asset      Net      Realized and    Total                                             Asset              Assets,
                Value,   Investment   Unrealized      From         Net                                  Value,             End of
Period Ended  Beginning    Income    Gain (Loss)on  Investment  Investment     Total       Redemption  End of    Total     Period
September 30  of Period  (Loss)(a)    Investments   Operations    Income    Distributions    Fees(a)   Period   Return+  (in 000's)
------------  ---------  ----------  -------------  ----------  ----------  -------------  ----------  -------  -------  ----------
CLASS AAA
2009           $11.99     $(0.06)       $(0.33)      $(0.39)          --           --          --      $11.60    (3.3)%    $8,856
2008            14.99      (0.03)        (2.97)       (3.00)          --           --          --       11.99   (20.0)      8,491
2007            12.51      (0.04)         2.68         2.64       $(0.16)     $ (0.16)         --       14.99    21.2       8,672
2006            11.29       0.14          1.08         1.22           --           --          --       12.51    10.8       8,717
2005             9.08      (0.01)         2.22         2.21           --           --      $(0.00)(d)   11.29    24.3       8,702

              RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
              -----------------------------------------------
                          Operating    Operating
                          Expenses     Expenses
                 Net       Net of       Before
              Investment  Waivers/     Waivers/     Portfolio
Period Ended   Income     Reimburse-   Reimburse-    Turnover
September 30   (Loss)      ments++     ments+++(b)   Rate++++
------------  ---------   ---------   ------------  ---------
CLASS AAA
2009           (0.68)%     1.50%(c)      2.80%          55%
2008           (0.23)      1.51(c)       2.55          123
2007           (0.28)      1.50          2.03           90
2006            1.16       1.50          1.81           81
2005           (0.10)      1.50          2.31          108


----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.


++ The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian ("Custodian Fee Credits"). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits, and the ratios reflecting the reduction for Custodian Fee Credits were shown in a separate column entitled "Operating Expenses Net of Waivers/Reimbursements/Custodian Fee Credits." If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 1.50%, 1.58%, 1.71%, 1.71%, and 1.56%, respectively.



+++ The ratios include a reduction for Custodian Fee Credits. Historically, the ratios reflected operating expenses before the reduction for waivers/reimbursements and Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 2.80%, 2.62%, 2.24%, 2.02%, and 2.37%, respectively.



++++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended September 30, 2007, 2006, and 2005 would have been as shown.


(a)   Per share data is calculated using the average shares outstanding method.

(b) During the period, fees and expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c) The Fund incurred interest expense of $ 682 during the year ended September 30, 2008. A portion of this interest expense was paid for by prior year custodian fee credits. The impact to the ratios of operating expenses to the average net assets was minimal. If interest expense had not been incurred, the ratio of operating expenses to the average net assets would have been 1.50%. For the year ended September 30, 2009, the effect of interest expense was minimal.

(d)   Amount represents less than $0.005 per share.

                           GAMCO WESTWOOD INCOME FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                 OPERATING PERFORMANCE                     DISTRIBUTIONS TO SHAREHOLDERS
                         ---------------------------------------  ------------------------------------------------
                                          Net
                                       Realized
              Net Asset                   and           Total                    Net
                Value,      Net      Unrealized Gain     From        Net       Realized    Return
Period Ended  Beginning  Investment     (Loss) on     Investment  Investment   Gain on       of         Total
September 30  of Period  Income(a)     Investments    Operations    Income    Investments   Capital  Distributions
------------  ---------  ----------  ---------------  ----------  ----------  -----------  --------  -------------
CLASS AAA
2009           $ 7.85      $0.16          $(0.85)       $(0.69)    $(0.18)          --     $(0.02)      $(0.20)
2008            10.21       0.26           (2.05)        (1.79)     (0.34)      $(0.21)     (0.02)       (0.57)
2007            12.04       0.50            0.59          1.09      (0.47)       (2.45)        --        (2.92)
2006            16.53       0.55           (0.31)         0.24      (0.40)       (4.33)        --        (4.73)
2005            14.12       0.28            3.12          3.40      (0.27)       (0.73)        --        (1.00)

                                                        RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                        ----------------------------------------------
                                                                    Operating    Operating
                            Net                Net                   Expenses     Expenses
                           Asset             Assets,                  Net of       Before
                           Value,             End of        Net      Waivers/     Waivers/   Portfolio
Period Ended  Redemption  End of    Total     Period    Investment  Reimburse-   Reimburse-  Turnover
September 30   Fees(a)    Period   Return+  (in 000's)    Income     ments++    ments+++(b)  Rate++++
------------  ----------  -------  -------  ----------  ----------  ----------  -----------  ---------
CLASS AAA
2009                --    $ 6.96    (8.1)%    $4,869       2.57%       1.50%(c)      2.93%      14%
2008                --      7.85    (18.2)     7,285       2.83        1.51(c)       2.41       28
2007                --     10.21     10.0     17,871       4.65        1.50          1.94       64
2006                --     12.04      3.4     12,054       4.36        1.50          1.87      141
2005             $0.01     16.53     24.9     16,182       1.83        1.50          2.28       58


----------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.



++ The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian ("Custodian Fee Credits"). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits, and the ratios reflecting the reduction for Custodian Fee Credits were shown in a separate column entitled "Operating Expenses Net of Waivers/Reimbursements/Custodian Fee Credits." If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 1.63%, 1.58%, 1.76%, 1.65%, and 1.62%, respectively.



+++ The ratios include a reduction for Custodian Fee Credits. Historically, the ratios reflected operating expenses before the reduction for waivers/reimbursements and Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 3.06%, 2.48%, 2.20%, 2.02%, and 2.40%, respectively.



++++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended September 30, 2007, 2006, and 2005 would have been as shown.


(a)   Per share data is calculated using the average shares outstanding method.

(b) During the period, fees and expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c) The Fund incurred interest expense of $1,169 and $4,188 during the years ended September 30, 2009 and September 30, 2008, respectively. All of the interest expense for 2009 and a portion of this interest expense in 2008 was paid for by prior year custodian fee credits. This would impact the ratios of operating expenses to the average net assets by 0.02% and 0.03%. If interest expense had not been incurred, the ratios of operating expenses to the average net assets would have been 1.48% and 1.50%.

                           GAMCO WESTWOOD EQUITY FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                 OPERATING PERFORMANCE               DISTRIBUTIONS TO SHAREHOLDERS
                         --------------------------------------  ---------------------------------------
                                            Net
                                         Realized
              Net Asset     Net             and          Total
                Value,   Investment    Unrealized        from       Net      Net Realized
Period Ended  Beginning    Income    Gain (Loss) on  Investment  Investment      Gain on       Total
September 30  of Period  (Loss)(a)    Investments    Operations    Income     Investments  Distributions
------------  ---------  ----------  --------------  ----------  ----------  ------------  -------------
CLASS AAA
2009             $9.21     $0.08         $(1.48)       $(1.40)    $(0.09)           --       $(0.09)
2008             12.63      0.08          (1.87)        (1.79)     (0.05)       $(1.58)       (1.63)
2007             12.51      0.04           2.15          2.19      (0.05)        (2.02)       (2.07)
2006             11.08      0.06           1.42          1.48      (0.05)           --        (0.05)
2005              9.32      0.07           1.79          1.86      (0.10)           --        (0.10)

                                                                  RATIOS TO AVERAGE NET ASSETS/
                                                                         SUPPLEMENTAL DATA
                                                              -------------------------------------
                              Net                Net Assets,
                          Asset Value,             End of         Net                    Portfolio
Period Ended  Redemption     End of      Total      Period     Investment     Operating    Turnover
September 30   Fees(a)       Period     Return+  (in 000's)   Income (Loss)  Expenses++    Rate+++
------------  ----------  ------------  -------  -----------  -------------  ----------  ----------
CLASS AAA
2009              --          $7.72     (15.2)%   $132,314       1.21%         1.57%        111%
2008              --           9.21     (16.0)     167,946       0.73          1.47          71
2007              --          12.63      19.7      189,913       0.37          1.47          58
2006              --          12.51      13.4      169,404       0.55          1.50          73
2005          $(0.00)(b)      11.08      20.0      178,394       0.69          1.49          59


----------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.



++ The ratios include a reduction for Custodian Fee Credits. Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 1.59%, 1.49%, 1.52%, 1.54%, and 1.51%, respectively.


+++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended September 30, 2007, 2006, and 2005 would have been as shown.

(a)   Per share data is calculated using the average shares outstanding method.

(b)   Amount represents less than $0.005 per share.

                          GAMCO WESTWOOD BALANCED FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                  OPERATING PERFORMANCE              DISTRIBUTIONS TO SHAREHOLDERS
                         --------------------------------------  --------------------------------------
                                         Net
                                       Realized
              Net Asset                  and           Total                    Net                                     Net
                Value,       Net       Unrealized       from        Net       Realized                               Asset Value,
Period Ended  Beginning  Investment  Gain (Loss) on  Investment  Investment    Gain on        Total      Redemption    End of
September 30  of Period   Income(a)   Investments    Operations    Income    Investments  Distributions   Fees(a)      Period
------------  ---------  ----------  --------------  ----------  ----------  -----------  -------------  ----------  ------------
CLASS AAA
2009          $   10.47  $     0.17  $        (0.77) $    (0.60) $    (0.17) $     (0.05) $       (0.22)       --    $       9.65
2008              12.58        0.21           (1.17)      (0.96)      (0.22)       (0.93)         (1.15)       --           10.47
2007              12.82        0.22            1.36        1.58       (0.21)       (1.61)         (1.82)       --           12.58
2006              12.74        0.22            0.95        1.17       (0.24)       (0.85)         (1.09)       --           12.82
2005              11.47        0.20            1.26        1.46       (0.19)          --          (0.19) $   0.00(b)        12.74

                                        RATIOS TO AVERAGE NET ASSETS/
                                              SUPPLEMENTAL DATA
                                     --------------------------------------
                         Net Assets,
                           End of        Net                     Portfolio
Period Ended    Total      Period     Investment     Operating   Turnover
September 30   Return+   (in 000's)     Income       Expenses++   Rate+++
------------  ---------  ----------  --------------  ----------  ----------
CLASS AAA
2009              (5.6)% $  123,323            1.86%       1.25%         89%
2008              (8.4)     138,174            1.83        1.21          60
2007              13.6      152,185            1.76        1.19          46
2006               9.8      145,028            1.78        1.27          68
2005              12.8      144,572            1.67        1.22          56


----------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.



++ The ratios include a reduction for Custodian Fee Credits. Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 1.27%, 1.23%, 1.27%, 1.32%, and 1.25%, respectively.



+++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended September 30, 2005 would have been 55%. The portfolio turnover rate for the years ended 2007 and 2006 would have been as shown.


(a)   Per share data is calculated using the average shares outstanding method.

(b)   Amount represents less than $0.005 per share.

                      GAMCO WESTWOOD INTERMEDIATE BOND FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                  OPERATING PERFORMANCE                DISTRIBUTIONS TO SHAREHOLDERS
                         ----------------------------------------  --------------------------------------
                                        Realized                                                                           Net
              Net Asset                    and           Total                     Net                                    Asset
                Value,       Net     Unrealized Gain      From         Net       Realized                                 Value,
Period Ended  Beginning  Investment  Gain (Loss) on    Investment  Investment    Gain on        Total      Redemption     End of
September 30  of Period   Income(a)    Investments     Operations    Income    Investments  Distributions   Fees(a)       Period
------------  ---------  ----------  ---------------   ----------  ----------  -----------  -------------  ----------  ------------
CLASS AAA
2009          $   10.84  $     0.28    $   0.68         $    0.96   $  (0.28)         --     $   (0.28)        --       $   11.52
2008              10.80        0.36        0.04              0.40      (0.36)         --         (0.36)        --           10.84
2007              10.81        0.40        0.00(c)           0.40      (0.41)         --         (0.41)        --           10.80
2006              10.93        0.39       (0.11)             0.28      (0.39)    $ (0.01)        (0.40)        --           10.81
2005              11.18        0.34       (0.16)             0.18      (0.34)      (0.09)        (0.43)    $(0.00)(c)       10.93

                                       RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL DATA
                                      --------------------------------------------------
                                                     Operating    Operating
                            Net                      Expenses     Expenses
                          Assets,                     Net of        Before
                          End of         Net          Waivers/     Waivers/    Portfolio
Period Ended    Total     Period      Investment     Reimburse-   Reimburse-   Turnover
September 30   Return+   (in 000's)    Income         ments++     ments+++(b)  Rate++++
------------   -------   ----------   ----------     ----------   ----------   ---------
CLASS AAA
2009             9.0%    $   13,949     2.51%           1.00%        1.54%         18%
2008             3.7         10,498     3.23            1.00         1.69          32
2007             3.7          9,413     3.73            1.00         1.54          20
2006             2.7          9,917     3.65            1.00         1.47          35
2005             1.7         10,272     3.10            1.00         1.75          33



+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.



++ The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian ("Custodian Fee Credits"). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits, and the ratios reflecting the reduction for Custodian Fee Credits were shown in a separate column entitled "Operating Expenses Net of Waivers/Reimbursements/Custodian Fee Credits." If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 1.04%, 1.07%, 1.10%, 1.06%, and 1.04%, respectively.



+++ The ratios include a reduction for Custodian Fee Credits. Historically, the ratios reflected operating expenses before the reduction for waivers/reimbursements and Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 1.58%, 1.76%, 1.64%, 1.53%, and 1.79%, respectively.



++++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended September 30, 2007, 2006, and 2005 would have been as shown.


(a)   Per share data is calculated using the average shares outstanding method.

(b) During the period, fees and expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)   Amount represents less than $0.005 per share.

                      This Page Left Blank Intentionally.

         THE GAMCO WESTWOOD FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The GAMCO Westwood Funds is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Teton Advisors, Inc., which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GAMCO WESTWOOD FUNDS CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

- Information about your transactions with us, any transactions with our affiliates and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                      THIS IS NOT PART OF THE PROSPECTUS.

                            THE GAMCO WESTWOOD FUNDS

                       GAMCO WESTWOOD MIGHTY MITES(SM) FUND
                       GAMCO WESTWOOD SMALLCAP EQUITY FUND
                        GAMCO WESTWOOD INCOME FUND
                           GAMCO WESTWOOD EQUITY FUND
                          GAMCO WESTWOOD BALANCED FUND
                      GAMCO WESTWOOD INTERMEDIATE BOND FUND

                                CLASS AAA SHARES

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' semi-annual and audited annual reports to shareholders contain additional information on each of the Fund's investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

       You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Funds by mail, toll-free phone or the internet as follows:

                            The GAMCO Westwood Funds
                              One Corporate Center
                            Rye, New York 10580-1422
                     Telephone: 800-GABELLI (800-422-3554)
                                www.gabelli.com

You can also review and/or copy the Funds' Prospectuses, annual/semi-annual reports and SAI at the Public Reference Room of the SEC in Washington, DC. You can get text-only copies:

      -     Free from the Funds' website at www.gabelli.com.

      - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

      -     Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File: Number 811-04719)

                            THE GAMCO WESTWOOD FUNDS
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: www.gabelli.com
                            E-MAIL: info@gabelli.com
                   (Net Asset Value per share may be obtained
                  daily by calling 800-GABELLI after 7:00 p.m.)


                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                                TABLE OF CONTENTS


SUMMARY OF THE FUNDS
   GAMCO WESTWOOD MIGHTY MITES(SM) FUND ...................................    2
   GAMCO WESTWOOD SMALLCAP EQUITY FUND ....................................    7
   GAMCO WESTWOOD INCOME FUND .............................................   12
   GAMCO WESTWOOD EQUITY FUND .............................................   17
   GAMCO WESTWOOD BALANCED FUND ...........................................   21
   GAMCO WESTWOOD INTERMEDIATE BOND FUND ..................................   26
ADDITIONAL INFORMATION ABOUT THE FUNDS'
   INVESTMENT OBJECTIVES, INVESTMENT
   STRATEGIES AND RELATED RISKS ...........................................   31
MANAGEMENT OF THE FUNDS ...................................................   38
INDEX DESCRIPTIONS ........................................................   40
CLASSES OF SHARES .........................................................   41
PURCHASE OF SHARES ........................................................   46
REDEMPTION OF SHARES ......................................................   49
EXCHANGE OF SHARES ........................................................   52
PRICING OF FUND SHARES ....................................................   52
DIVIDENDS AND DISTRIBUTIONS ...............................................   53
TAX INFORMATION ...........................................................   54
MAILINGS TO SHAREHOLDERS AND E-DELIVERY ...................................   55
FINANCIAL HIGHLIGHTS ......................................................   56


THE GAMCO WESTWOOD FUNDS(THE "TRUST")


FUND                           CLASS   TICKER SYMBOL
----                           -----   -------------
GAMCO WESTWOOD                 A       WMMAX
MIGHTY MITES(SM) FUND          B       WMMBX
                               C       WMMCX
                               I       WEIMX
GAMCO WESTWOOD SMALLCAP        A       WWSAX
EQUITY FUND                    B       --
                               C       WWSCX
                               I       WWSIX
GAMCO WESTWOOD INCOME FUND     A       WEIAX
                               C       WEICX
                               I       WESIX
GAMCO WESTWOOD EQUITY FUND     A       WEECX
                               B       --
                               C       WEQCX
                               I       WEEIX
GAMCO WESTWOOD BALANCED FUND   A       WEBCX
                               B       WBCBX
                               C       WBCCX
                               I       WBBIX
GAMCO WESTWOOD INTERMEDIATE    A       WEAIX
BOND FUND                      B       WEBIX
                               C       WECIX
                               I       WEEIX


PROSPECTUS
JANUARY 28, 2010

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              SUMMARY OF THE FUNDS

                      GAMCO WESTWOOD MIGHTY MITES(SM) FUND
                          (THE "MIGHTY MITES(SM) FUND")

                              INVESTMENT OBJECTIVE

The Mighty Mites(SM) Fund seeks to provide long-term capital appreciation by investing primarily in micro-capitalization equity securities.

FEES AND EXPENSES OF THE MIGHTY MITES(SM) FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the Mighty Mites(SM) Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in a Fund's Class A Shares. More information about these and other discounts is available from your financial professional and in the "Classes of Shares" section on page 41 of the Fund's Prospectus and in "Purchase and Redemption of Shares" on page 51 of the Fund's Statement of Additional Information ("SAI").


                                                                 CLASS A   CLASS B   CLASS C   CLASS I
                                                                  SHARES    SHARES    SHARES    SHARES
                                                                 -------   -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) .......................     4.00%     None      None      None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption or offering price,
   whichever is lower) .......................................     None      5.00%     1.00%     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ..     None      None      None      None
Redemption Fees
   (as a percentage of amount redeemed for shares held 7
   days or less) payable to the Fund .........................     2.00%     2.00%     2.00%     2.00%
Exchange Fee .................................................     None      None      None      None
ANNUAL FUND OPERATING EXPENSES
   (expenses that you pay each year as a percentage of the
   value of your investment):
Management Fees ..............................................     1.00%     1.00%     1.00%     1.00%
Distribution and Service (Rule 12b-1) Expenses ...............     0.50%     1.00%     1.00%     None
Other Expenses ...............................................     0.41%     0.41%     0.41%     0.41%
Acquired Fund Fees and Expenses(1) ...........................     0.01%     0.01%     0.01%     0.01%
                                                                   ----      ----      ----      ----
Total Annual Fund Operating Expenses .........................     1.92%     2.42%     2.42%     1.42%
                                                                   ====      ====      ====      ====

----------
(1) Please note that Total Annual Fund Operating Expenses in the table above does not correlate to the ratio of Operating Expenses to Average Net Assets found in the "Financial Highlights" section of this prospectus since the latter reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Mighty Mites(SM) Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Mighty Mites(SM) Fund for the time periods indicated and then redeem all of your shares at the end of those periods, except as noted. The example also assumes that your investment has a 5% return each year and that the Mighty Mites(SM) Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                       ------   -------   -------   --------
Class A Shares .....    $587     $  979    $1,395    $2,553
Class B Shares .....    $745     $1,055    $1,491    $2,633
Class C Shares .....    $345     $  755    $1,291    $2,756
Class I Shares .....    $145     $  449    $  776    $1,702

You would pay the following expenses if you did not redeem your shares of the Mighty Mites(SM) Fund:

                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                       ------   -------   -------   --------
Class A Shares .....    $587      $979     $1,395    $2,553
Class B Shares .....    $245      $755     $1,291    $2,633
Class C Shares .....    $245      $755     $1,291    $2,756
Class I Shares .....    $145      $449     $  776    $1,702

                               PORTFOLIO TURNOVER


The Mighty Mites(SM) Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Mighty Mites(SM) Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Mighty Mites(SM) Fund's performance. During the most recent fiscal year, the Mighty Mites(SM) Fund's portfolio turnover rate was 32% of the average value of its portfolio.


                         PRINCIPAL INVESTMENT STRATEGIES

The Mighty Mites(SM) Fund primarily invests in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $300 million or less at the time of the Mighty Mites(SM) Fund's initial investment. These companies are called micro-cap companies.

The Mighty Mites(SM) Fund focuses on micro-cap companies which appear to be underpriced relative to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire a company. The Adviser has disciplines in place that serve as sell signals such as a security approaching its private market value or a change to a company's fundamentals that make the risk/reward profile unattractive.

Micro-cap companies may also be new or unseasoned companies which are in their very early stages of development. Micro-cap companies can also be engaged in new and emerging industries.

Micro-cap companies are generally not well-known to investors and have less of an investor following than larger companies. The Adviser will attempt to capitalize on the lack of analyst attention to micro-cap stocks and the inefficiency of the micro-cap market.


The Mighty Mites(SM) Fund may also invest up to 25% of its total assets in foreign securities and in European Depositary Receipts ("EDRs") or American Depositary Receipts ("ADRs"). The Mighty Mites(SM) Fund may also invest in foreign debt securities.

                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek long-term growth of capital

     - you seek an exposure to the micro-cap market segment despite the potential volatility of micro-capitalization stocks

The Mighty Mites(SM) Fund's share price will fluctuate with changes in the market value of the Mighty Mites(SM) Fund's portfolio securities. Your investment in the Mighty Mites(SM) Fund is not guaranteed and you could lose some or all of the amount you invested in the Mighty Mites(SM) Fund.

     - FUND AND MANAGEMENT RISK. If the Mighty Mites(SM) Fund's Adviser's judgment in selecting securities is incorrect or if the market segment in which the Mighty Mites(SM) Fund invests falls out of favor with investors, the Mighty Mites(SM) Fund could underperform the stock market or its peers. The Mighty Mites(SM) Fund could also fail to meet its investment objective. When you sell Mighty Mites(SM) Fund shares, they may be worth less than what you paid for them.

     - EQUITY RISK. The principal risk of investing in the Mighty Mites(SM) Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Mighty Mites(SM) Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.


     - FOREIGN SECURITIES RISK. Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation for which no U.S. federal income tax deductions or credits will be available to shareholders.


          Foreign securities may be denominated in foreign currencies. Therefore, the value of the Mighty Mites(SM) Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Mighty Mites(SM) Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Mighty Mites(SM) Fund may be exposed to currency risks over an extended period of time.

     - SMALL- AND MICRO-CAP COMPANY RISK. Although small-cap and micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

                                   PERFORMANCE

The bar chart and table provide an indication of the risks of investing in the Mighty Mites(SM) Fund by showing changes in the Mighty Mites(SM) Fund's performance from year to year, and by showing how the Mighty Mites(SM) Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index as well as another relevant index. As with all mutual funds, the Mighty Mites(SM) Fund's past performance (before and after taxes) does not predict how the Mighty Mites(SM) Fund will perform in the future. Updated information on the Mighty Mites(SM) Fund's results can be obtained by visiting www.gabelli.com.

                       GAMCO WESTWOOD MIGHTY MITES(SM) FUND
      (TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31)*

                                   (BAR CHART)

2000     3.5%
2001     6.2%
2002    -0.9%
2003    25.6%
2004    18.4%
2005     6.9%
2006    19.6%
2007     7.1%
2008   -24.0%
2009    27.2%

* Sales loads are not reflected in the above chart. If sales loads were reflected, the Mighty Mites(SM) Fund's returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a quarter was 17.87% (quarter ended June 30, 1999) and the lowest return for a quarter was (16.10)% (quarter ended December 31, 2008).



               AVERAGE ANNUAL TOTAL RETURNS
         (FOR THE PERIODS ENDED DECEMBER 31, 2009,
         WITH MAXIMUM SALES CHARGE, IF APPLICABLE)              PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
-------------------------------------------------------------   -------------   ---------------   --------------
GAMCO Westwood Mighty Mites(SM) Fund
   Class A Shares (commenced operations on June 15, 2000)
      Return Before Taxes....................................        22.14%          4.93%             7.48%
      Return After Taxes on Distributions....................        22.14%          3.71%             5.95%
      Return After Taxes on Distributions and Sale of Fund
         Shares..............................................        14.40%          4.16%             5.95%
   Class B Shares (commenced operations on June 6, 2001)
      Return Before Taxes....................................        21.54%          4.89%             7.43%
   Class C Shares (commenced operations on August 3, 2001)
      Return Before Taxes....................................        25.63%          5.23%             7.45%
   Class I Shares (commenced operations on January 11, 2008)
      Return Before Taxes....................................        27.74%          6.12%             8.17%
Indexes (reflects no deduction for fees, expenses or taxes)
   Russell 2000 Index........................................        27.17%          0.51%             3.51%
   Russell Microcap(TM) Index................................        27.48%         (3.33)%             N/A



The returns shown for Class A, Class B, Class C, and Class I Shares prior to their actual inception dates are those of the Class AAA Shares of the Mighty Mites(SM) Fund which are not offered in this Prospectus. All Classes of the Mighty Mites(SM) Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").


                                   MANAGEMENT


THE ADVISER. Teton Advisors, Inc. serves as the Adviser to the Mighty Mites(SM) Fund.



THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli has served as Portfolio Manager of the Mighty Mites(SM) Fund since its inception on May 11, 1998. Ms. Laura Linehan has served as Portfolio Manager of the Mighty Mites(SM) Fund since its inception in 1998. Mr. Walter K. Walsh has served as Portfolio Manager of the Mighty Mites(SM) Fund since 1998.


                        PURCHASE AND SALE OF FUND SHARES


The minimum initial investment must be at least $10,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments. Class B Shares of the Mighty Mites Fund are not available for new purchases, other than exchanges from Class B Shares of other Gabelli/GAMCO funds.



You can purchase or redeem the Mighty Mites(SM) Fund's shares on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.

You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.


             TAX INFORMATION AND FINANCIAL INTERMEDIARY COMPENSATION


For important information about taxes and financial intermediary compensation, please turn to "Important Additional Information" on page 31.


                       GAMCO WESTWOOD SMALLCAP EQUITY FUND
                          (THE "SMALLCAP EQUITY FUND")

                              INVESTMENT OBJECTIVES

The SmallCap Equity Fund seeks to provide long-term capital appreciation by investing primarily in smaller capitalization equity securities.

FEES AND EXPENSES OF THE SMALLCAP EQUITY FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the SmallCap Equity Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in a Fund's Class A Shares. More information about these and other discounts is available from your financial professional and in the "Classes of Shares" section on page 41 of the Fund's Prospectus and in "Purchase and Redemption of Shares" on page 51 of the Fund's SAI.



                                                                                CLASS A   CLASS B   CLASS C   CLASS I
                                                                                 SHARES    SHARES    SHARES    SHARES
                                                                                -------   -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price).......................................     4.00%     None      None      None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption or offering price,
      whichever is lower)....................................................     None      5.00%     1.00%     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                       None      None      None      None
Redemption Fee (as a percentage of amount redeemed for shares
   held 7 days or less) payable to the Fund..................................     2.00%     2.00%     2.00%     2.00%
Exchange Fee                                                                      None      None      None      None
ANNUAL FUND OPERATING EXPENSES
   (expenses that you pay each year as a percentage of the value of your investment):
Management Fees..............................................................     1.00%     1.00%     1.00%     1.00%
Distribution and Service (Rule 12b-1) Expenses...............................     0.50%     1.00%     1.00%     None
Other Expenses...............................................................     1.55%     1.55%     1.55%     1.55%
                                                                                  ----      ----      ----      ----
Total Annual Fund Operating Expenses.........................................     3.05%     3.55%     3.55%     2.55%
   Less Fee Waiver and Expense Reimbursement(1)..............................    (1.30)%   (1.30)%   (1.30)%   (1.30)%
                                                                                  ----      ----      ----      ----
Total Annual Fund Operating Expenses After Fee Waiver and
   Expense Reimbursement(1)..................................................     1.75%     2.25%     2.25%     1.25%
                                                                                  ====      ====      ====      ====



----------
(1) The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the SmallCap Equity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.75% for Class A Shares, 2.25% for Class B Shares, 2.25% for Class C Shares, and 1.25% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least January 31, 2011 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the SmallCap Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the SmallCap Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods except as noted. The example also assumes that your investment has a 5% return each year and that the SmallCap Equity Fund's operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
Class A Shares    $571     $1,187    $1,828    $3,542
Class B Shares    $728     $1,268    $1,930    $3,621
Class C Shares    $328     $  968    $1,730    $3,733
Class I Shares    $127     $  670    $1,239    $2,788


You would pay the following expenses if you did not redeem your shares of the SmallCap Equity Fund:


                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
Class A Shares    $571     $1,187    $1,828    $3,542
Class B Shares    $228     $  968    $1,730    $3,621
Class C Shares    $228     $  968    $1,730    $3,733
Class I Shares    $127     $  670    $1,239    $2,788


                               PORTFOLIO TURNOVER

The SmallCap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the SmallCap Equity Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the SmallCap Equity Fund's performance. During the most recent fiscal year, the SmallCap Equity Fund's portfolio turnover rate was 55% of the average value of its portfolio.

                         PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the SmallCap Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in a portfolio of common stocks of smaller companies. The Adviser characterizes small capitalization companies as those companies with a market capitalization (defined as shares outstanding times current market price) between $100 million and $2.5 billion at the time of the Fund's initial investment. The Adviser may change this characterization at any time in the future based upon the market capitalizations of the securities included in the Russell 2000(R) Index. The Adviser closely monitors the issuers and will sell a stock if the stock achieves its price objective and has limited further potential for a price increase, the forecasted price/earnings ratio exceeds the future forecasted growth rate, and/or the issuer suffers a negative change in its fundamental outlook.



The SmallCap Equity Fund may also invest up to 25% of its total assets in foreign securities and in EDRs or ADRs. The SmallCap Equity Fund may also invest in foreign debt securities.

                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     - you seek investments in small capitalization growth stocks as part of your overall investment strategy

The SmallCap Equity Fund's share price will fluctuate with changes in the market value of the SmallCap Equity Fund's portfolio securities. Your investment in the SmallCap Equity Fund is not guaranteed and you could lose some or all of the amount you invested in the SmallCap Equity Fund.

Investing in the SmallCap Equity Fund involves the following risks:

     - FUND AND MANAGEMENT RISK. If the SmallCap Equity Fund's Adviser's judgment in selecting securities is incorrect or if the market segment in which the SmallCap Equity Fund invests falls out of favor with investors, the SmallCap Equity Fund could underperform the stock market or its peers. The SmallCap Equity Fund could also fail to meet its investment objective. When you sell SmallCap Equity Fund shares, they may be worth less than what you paid for them.

     - EQUITY RISK. The principal risk of investing in the SmallCap Equity Fund is equity risk. Equity risk is the risk that the prices of the securities held by the SmallCap Equity Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.


     - FOREIGN SECURITIES RISK. Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation for which no U.S. federal income tax deductions or credits will be available to shareholders.


          Foreign securities may be denominated in foreign currencies. Therefore, the value of the SmallCap Equity Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the SmallCap Equity Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the SmallCap Equity Fund may be exposed to currency risks over an extended period of time.

     - SMALL- AND MICRO-CAP COMPANY RISK. Although small-cap and micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

                                   PERFORMANCE

The bar chart and table provide an indication of the risks of investing in the SmallCap Equity Fund by showing changes in the SmallCap Equity Fund's performance from year to year, and by showing how the SmallCap Equity Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index. As with all mutual funds, the SmallCap Equity Fund's past performance (before and after taxes) does not predict how the SmallCap Equity Fund will perform in the future. Updated information on the SmallCap Equity Fund's results can be obtained by visiting www.gabelli.com.

                       GAMCO WESTWOOD SMALLCAP EQUITY FUND
      (TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31)*

                                  (BAR CHART)

2000    -9.4%
2001   -22.3%
2002   -29.8%
2003    23.9%
2004    14.1%
2005     9.3%
2006    22.3%
2007     1.6%
2008   -43.0%
2009    51.8%

* Sales loads are not reflected in the above chart. If sales loads were reflected, the SmallCap Equity Fund's returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a quarter was 23.50% (quarter ended December 31, 1999) and the lowest return for a quarter was (32.91)% (quarter ended December 31, 2008).



                  AVERAGE ANNUAL TOTAL RETURNS
           (FOR THE PERIODS ENDED DECEMBER 31, 2009,
           WITH MAXIMUM SALES CHARGES, IF APPLICABLE)              PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
----------------------------------------------------------------   -------------   ---------------   --------------
GAMCO Westwood SmallCap Equity Fund
   Class A Shares (commenced operations on November 26, 2001)
      Return Before Taxes ......................................       45.75%           2.47%            (2.35)%
      Return After Taxes on Distributions ......................       45.78%           2.44%            (3.38)%
      Return After Taxes on Distributions and Sale of
         Fund Shares ...........................................       29.76%           2.12%            (2.50)%
   Class B Shares (commenced operations on March 27, 2001)
      Return Before Taxes ......................................       46.24%           2.42%            (2.44)%
   Class C Shares (commenced operations on November 26, 2001)
      Return Before Taxes ......................................       50.32%           2.39%            (2.48)%
   Class I Shares (commenced operations on January 11, 2008)
      Return Before Taxes ......................................       52.61%           3.63%            (1.78)%
Index (reflects no deduction for fees, expenses or taxes)
   Russell 2000 Index ..........................................       27.17%           0.51%             3.51%



The returns shown for Class A, Class B, Class C, and Class I Shares prior to their actual inception dates are those of the Class AAA Shares of the SmallCap Equity Fund which are not offered in this Prospectus. All Classes of the SmallCap Equity Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").


                                   MANAGEMENT

THE ADVISER. Teton Advisors, Inc. serves as the Adviser to the SmallCap Equity Fund.

THE PORTFOLIO MANAGER. Mr. Nicholas F. Galluccio, Chief Executive Officer of the Adviser, has served as Portfolio Manager of the SmallCap Equity Fund since July 1, 2008.

                        PURCHASE AND SALE OF FUND SHARES


The minimum initial investment must be at least $10,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments. Class B Shares of the SmallCap Equity Fund are not available for new purchases or exchanges from Class B Shares of other Gabelli/GAMCO funds.



You can purchase or redeem the SmallCap Equity Fund's shares on any Business Day. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.

You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



             TAX INFORMATION AND FINANCIAL INTERMEDIARY COMPENSATION



For important information about taxes and financial intermediary compensation, please turn to "Important Additional Information" on page 31.


                           GAMCO WESTWOOD INCOME FUND
                               (THE "INCOME FUND")

                              INVESTMENT OBJECTIVE


The Income Fund seeks to provide a high level of current income as well as long-term capital appreciation.


FEES AND EXPENSES OF THE INCOME FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in a Fund's Class A Shares. More information about these and other discounts is available from your financial professional and in the "Classes of Shares" section on page 41 of the Fund's Prospectus and in "Purchase and Redemption of Shares" on page 51 of the Fund's SAI.



                                                                         CLASS A   CLASS C   CLASS I
                                                                          SHARES    SHARES    SHARES
                                                                         -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ...............................    4.00%     None      None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption or offering price,
   whichever is lower) ...............................................    None      1.00%     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ..........    None      None      None
Redemption Fee (as a percentage of amount redeemed for shares
   held 7 days or less) payable to the Fund ..........................    2.00%     2.00%     2.00%
Exchange Fee .........................................................    None      None      None
ANNUAL FUND OPERATING EXPENSES
   (expenses that you pay each year as a percentage of the value of your investment):
Management Fees ......................................................    1.00%     1.00%     1.00%
Distribution and Service (Rule 12b-1) Expenses .......................    0.50%     1.00%     None
Other Expenses .......................................................    1.68%     1.68%     1.68%
                                                                          ----      ----      ----
Total Annual Fund Operating Expenses .................................    3.18%     3.68%     2.68%
   Less Fee Waiver and Expense Reimbursement(1) ......................   (1.43)%   (1.43)%   (1.43)%
                                                                          ----      ----      ----
Total Annual Fund Operating Expenses After Fee Waiver and Expense
   Reimbursement(1) ..................................................    1.75%     2.25%     1.25%
                                                                          ====      ====      ====



----------
(1) The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Income Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.75% for Class A Shares, 2.25% for Class C Shares, and 1.25% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least January 31, 2011 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.

                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods except as noted. The example also assumes that your investment has a 5% return each year and that the Income Fund's operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                      ------   -------   -------   --------
Class A Shares ....    $571     $1,213    $1,878    $3,651
Class C Shares ....    $328     $  994    $1,781    $3,840
Class I Shares ....    $127     $  696    $1,292    $2,907


You would pay the following expenses if you did not redeem your shares of the Income Fund:


                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                      ------   -------   -------   --------
Class A Shares ....    $571     $1,213    $1,878    $3,651
Class C Shares ....    $228     $  994    $1,781    $3,840
Class I Shares ....    $127     $  696    $1,292    $2,907


                               PORTFOLIO TURNOVER

The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Income Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Income Fund's performance. During the most recent fiscal year, the Income Fund's portfolio turnover rate was 14% of the average value of its portfolio.

                         PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Income Fund invests at least 80% of its net assets (which includes, for the purposes of this test, the amount of any borrowings for investment purposes) in dividend-paying and/or interest bearing equity and fixed income securities. The Income Fund's investments may include dividend-paying common stocks, preferred stocks, convertible preferred stocks, selected debt instruments, publicly traded real estate investment trusts ("REITs"), master limited partnerships, royalty trusts, money market instruments, and other income-producing securities.


The Adviser invests in companies with strong and improving cash flows sufficient to support a healthy or rising level of income. It uses proprietary, fundamental research to find appropriate securities for purchase. Securities considered for purchase have:

     - attractive fundamentals and valuations based on the Adviser's internal research

     -    issuers with strong management teams and/or

     -    issuers with good balance sheet fundamentals


The Adviser will consider selling a security if fundamentals become unfavorable within the issuer's internal operations or industry, there is limited growth opportunity, the issuer is at risk of losing its competitive edge, the issuer is serving markets with slowing growth, and/or the level of income produced becomes unattractive or unsustainable.

The Income Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs. The Income Fund may also invest in foreign debt securities.


                                PRINCIPAL RISKS:

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek a high level of current income as well as growth of capital

The Income Fund's share price will fluctuate with changes in the market value of the Income Fund's portfolio securities and changes in prevailing interest rates. Your investment in the Income Fund is not guaranteed and you could lose some or all of the amount you invested in the Income Fund.

Investing in the Income Fund involves the following risks:

     - FUND AND MANAGEMENT RISK. If the Income Fund's Adviser's judgment in selecting securities is incorrect or if the market segment in which the Income Fund invests falls out of favor with investors, the Income Fund could underperform the stock market or its peers. The Income Fund could also fail to meet its investment objective. When you sell Income Fund shares, they may be worth less than what you paid for them.


     - FOREIGN SECURITIES RISK. Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation for which no U.S. federal income tax deductions or credits will be available to shareholders.


          Foreign securities may be denominated in foreign currencies. Therefore, the value of the Income Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Income Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Income Fund may be exposed to currency risks over an extended period of time.

     - INTEREST RATE RISK, MATURITY RISK, AND CREDIT RISK. When interest rates decline, the value of the portfolio's debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

                                   PERFORMANCE


The bar chart and table provide an indication of the risks of investing in the Income Fund by showing changes in the Income Fund's performance from year to year, and by showing how the Income Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index, as well as other relevant indices. The bar chart and table primarily reflect the Income Fund's performance achieved prior to the changes effected in 2005 to the Income Fund's investment objective and policies. As with all mutual funds, the Income Fund's past performance (before and after taxes) does not predict how the Income Fund will perform in the future. Updated information on the Income Fund's results can be obtained by visiting www.gabelli.com.


                           GAMCO WESTWOOD INCOME FUND
      (TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31)*

                                   (BAR CHART)

2000    27.3%
2001    11.4%
2002     3.6%
2003    33.1%
2004    26.7%
2005     6.3%
2006    12.6%
2007    -2.3%
2008   -28.9%
2009    17.5%

* Sales loads are not reflected in the above chart. If sales loads were reflected, the Income Fund's returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a quarter was 14.88% (quarter ended June 30, 2009) and the lowest return for a quarter was (18.39)% (quarter ended December 31, 2008).



                AVERAGE ANNUAL TOTAL RETURNS(1)
           (FOR THE PERIODS ENDED DECEMBER 31, 2009,
           WITH MAXIMUM SALES CHARGE, IF APPLICABLE)              PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
---------------------------------------------------------------   -------------   ---------------   --------------
GAMCO Westwood Income Fund
   Class A Shares (commenced operations on May 9, 2001)
      Return Before Taxes .....................................       12.71%          (1.28)%            8.78%
      Return After Taxes on Distributions .....................       12.26%          (3.41)%            6.89%
      Return After Taxes on Distributions
         and Sale of Fund Shares ..............................        8.67%          (1.17)%            7.29%
   Class C Shares (commenced operations on November 26, 2001)
      Return Before Taxes .....................................       16.00%          (0.96)%            8.94%
   Class I Shares (commenced operations on January 11, 2008)
      Return Before Taxes .....................................       18.01%          (0.13)%            9.51%
Indexes (reflects no deduction for fees, expenses or taxes)
   10 Year Treasury Note Index ................................       (9.71)%          4.23%             6.01%
   S&P 500 Index ..............................................       26.47%           0.42%            (0.95)%
   Blended Index ..............................................        8.38%           2.32%             2.53%



The returns shown for Class A, Class C, and Class I Shares prior to their actual inception dates are those of the Class AAA Shares of the Income Fund which are not offered in this Prospectus. All Classes of the Income Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").

                                   MANAGEMENT

THE ADVISER. Teton Advisors, Inc. serves as the Adviser to the Income Fund.

THE PORTFOLIO MANAGER. Ms. Barbara G. Marcin, CFA has served as Portfolio Manager of the Income Fund since 1999.

                        PURCHASE AND SALE OF FUND SHARES


The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.



You can purchase or redeem the Income Fund's shares on any Business Day. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.

You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



             TAX INFORMATION AND FINANCIAL INTERMEDIARY COMPENSATION



For important information about taxes and financial intermediary compensation, please turn to "Important Additional Information" on page 31.


                           GAMCO WESTWOOD EQUITY FUND
                               (THE "EQUITY FUND")

                              INVESTMENT OBJECTIVES

The Equity Fund seeks to provide capital appreciation. The Equity Fund's secondary goal is to produce current income.

FEES AND EXPENSES OF THE EQUITY FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in a Fund's Class A Shares. More information about these and other discounts is available from your financial professional and in the "Classes of Shares" section on page 41 of the Fund's Prospectus and in "Purchase and Redemption of Shares" on page 51 of the Fund's SAI.



                                                                         CLASS A   CLASS B   CLASS C   CLASS I
                                                                          SHARES    SHARES    SHARES    SHARES
                                                                         -------   -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ...............................    4.00%     None      None      None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption or offering price,
   whichever is lower) ...............................................    None      5.00%     1.00%     None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ..........    None      None      None      None
Redemption Fee (as a percentage of amount redeemed) ..................    None      None      None      None
Exchange Fee .........................................................    None      None      None      None
ANNUAL FUND OPERATING EXPENSES
   (expenses that you pay each year as a percentage of the value of your investment):
Management Fees ......................................................    1.00%     1.00%     1.00%     1.00%
Distribution and Service (Rule 12b-1) Expenses .......................    0.50%     1.00%     1.00%     None
Other Expenses .......................................................    0.32%     0.32%     0.32%     0.32%
                                                                          ----      ----      ----      ----
Total Annual Fund Operating Expenses .................................    1.82%     2.32%     2.32%     1.32%
                                                                          ====      ====      ====      ====


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods, except as noted. The example also assumes that your investment has a 5% return each year and that the Equity Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    ------   -------   -------   --------
Class A Shares ..    $577     $  950    $1,346    $2,452
Class B Shares ..    $735     $1,024    $1,440    $2,531
Class C Shares ..    $335     $  724    $1,240    $2,656
Class I Shares ..    $134     $  418    $  723    $1,590


You would pay the following expenses if you did not redeem your shares of the Equity Fund:


                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                    ------   -------   -------   --------
Class A Shares ..    $577      $950     $1,346    $2,452
Class B Shares ..    $235      $724     $1,240    $2,531
Class C Shares ..    $235      $724     $1,240    $2,656
Class I Shares ..    $134      $418     $  723    $1,590


                               PORTFOLIO TURNOVER

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Equity Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Equity Fund's performance. During the most recent fiscal year, the Equity Fund's portfolio turnover rate was 111% of the average value of its portfolio.

                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in common stocks and securities which may be converted into common stocks. The Equity Fund invests in a portfolio of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years.


In selecting securities, Westwood Management Corporation, the Equity Fund's sub-adviser (the "Sub-Adviser"), maintains a list of securities of issuers which it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if the Sub-Adviser's forecast for growth rates and earnings exceeds Wall Street expectations. The Sub-Adviser closely monitors the issuers and will sell a stock if the Sub-Adviser expects limited future price appreciation, there is a fundamental change that negatively impacts their growth assumptions, and/or the price of the stocks declines 15% in the first 45 days held. The Equity Fund's risk characteristics, such as beta (a measure of volatility), are generally expected to be less than those of the Standard & Poor's 500 Index (the "S&P 500 Index"), the Equity Fund's benchmark.



The Equity Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs. The Equity Fund may also invest in foreign debt securities.


                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek growth of capital

     - you seek a fund with a growth orientation as part of your overall investment plan

The Equity Fund's share price will fluctuate with changes in the market value of the Equity Fund's portfolio securities. Your investment in the Equity Fund is not guaranteed and you could lose some or all of the amount you invested in the Equity Fund.

Investing in the Equity Fund involves the following risks:

     - FUND AND MANAGEMENT RISK. If the Equity Fund's Sub-Adviser's judgment in selecting securities is incorrect or if the market segment in which the Equity Fund invests falls out of favor with investors, the Equity Fund could underperform the stock market or its peers. The Equity Fund could also fail to meet its investment objectives. When you sell Equity Fund shares, they may be worth less than what you paid for them.

     - EQUITY RISK. The principal risk of investing in the Equity Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Equity Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.


     - FOREIGN SECURITIES RISK. Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation for which no U.S. federal income tax deductions or credits will be available to shareholders.


          Foreign securities may be denominated in foreign currencies. Therefore, the value of the Equity Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Equity Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Equity Fund may be exposed to currency risks over an extended period of time.

                                   PERFORMANCE


The bar chart and table provide an indication of the risks of investing in the Equity Fund by showing changes in the Equity Fund's performance from year to year, and by showing how the Equity Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index. As with all mutual funds, the Equity Fund's past performance (before and after taxes) does not predict how the Equity Fund will perform in the future. Updated information on the Equity Fund's results can be obtained by visiting www.gabelli.com.

                           GAMCO WESTWOOD EQUITY FUND
      (TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31)*

                                  (BAR CHART)

2000    11.7%
2001    -9.6%
2002   -18.4%
2003    22.1%
2004    12.1%
2005    13.5%
2006    17.9%
2007    12.2%
2008   -33.4%
2009    12.3%

* Sales loads are not reflected in the above chart. If sales loads were reflected, the Equity Fund's returns would be less than those shown.


During the periods shown in the bar chart, the highest return for a quarter was 13.54% (quarter ended June 30, 2003) and the lowest return for a quarter was (20.71)% (quarter ended December 31, 2008).



     AVERAGE ANNUAL TOTAL RETURNS(1) (FOR THE PERIODS ENDED
  DECEMBER 31, 2009, WITH MAXIMUM SALES CHARGE, IF APPLICABLE)     PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
----------------------------------------------------------------   -------------   ---------------   --------------
GAMCO Westwood Equity Fund
   Class A Shares
      Return Before Taxes ......................................       7.84%            1.52%             1.96%
      Return After Taxes on Distributions ......................       7.72%            0.51%             1.10%
      Return After Taxes on Distributions
         and Sale of Fund Shares ...............................       5.25%            1.40%             1.58%
   Class B Shares (commenced operations on March 27, 2001)
      Return Before Taxes ......................................       6.72%            1.46%             1.98%
   Class C Shares (commenced operations on February 13, 2001)
      Return Before Taxes ......................................      10.68%            1.84%             1.97%
   Class I Shares (commenced operations on January 11, 2008)
      Return Before Taxes ......................................      12.89%            2.74%             2.71%
Index (reflects no deduction for fees, expenses or taxes)
   S&P 500 Index ...............................................      26.47%            0.42%            (0.95)%



The returns shown for Class B, Class C, and Class I Shares prior to their actual inception dates are those of the Class AAA Shares of the Equity Fund which are not offered in this Prospectus. All Classes of the Equity Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").

                                   MANAGEMENT

THE ADVISER. Teton Advisors, Inc., serves as investment adviser (the "Adviser") to the Equity Fund.

THE SUB-ADVISER. Westwood Management Corp. serves as Sub-Adviser for the Equity Fund.

THE PORTFOLIO MANAGER. Ms. Susan M. Byrne, Chairman and Chief Investment Officer of the Sub-Adviser, has served as Portfolio Manager of the Equity Fund since its inception on January 2, 1987.

                        PURCHASE AND SALE OF FUND SHARES


The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments. Class B Shares of the Equity Fund are not available for new purchases, other than exchanges from Class B Shares of other Gabelli/GAMCO funds.



You can purchase or redeem the Equity Fund's shares on any Business Day. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.



You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



             TAX INFORMATION AND FINANCIAL INTERMEDIARY COMPENSATION



For important information about taxes and financial intermediary compensation, please turn to "Important Additional Information" on page 31.


                          GAMCO WESTWOOD BALANCED FUND
                              (THE "BALANCED FUND")

                              INVESTMENT OBJECTIVE:

The Balanced Fund seeks to provide capital appreciation and current income resulting in a high total investment return consistent with prudent investment risk and a balanced investment approach.

FEES AND EXPENSES OF THE BALANCED FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in a Fund's Class A Shares. More information about these and other discounts is available from your financial professional and in the "Classes of Shares" section on page 41 of the Fund's Prospectus and in "Purchase and Redemption of Shares" on page 51 of the Fund's SAI.


                                                                          CLASS A   CLASS B   CLASS C   CLASS I
                                                                           SHARES    SHARES    SHARES    SHARES
                                                                          -------   -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ................................     4.00%     None      None      None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption or offering price,
   whichever is lower) ................................................      None     5.00%     1.00%     None

                                                                          CLASS A   CLASS B   CLASS C   CLASS I
                                                                           SHARES    SHARES    SHARES    SHARES
                                                                          -------   -------   -------   -------
ANNUAL FUND OPERATING EXPENSES
   (expenses that you pay each year as a percentage of the value of your investment):
Management Fees .......................................................     0.75%     0.75%     0.75%     0.75%
Distribution and Service (Rule 12b-1) Expenses ........................     0.50%     1.00%     1.00%     None
Other Expenses ........................................................     0.25%     0.25%     0.25%     0.25%
                                                                            ----      ----      ----      ----
Total Annual Fund Operating Expenses ..................................     1.50%     2.00%     2.00%     1.00%
                                                                            ====      ====      ====      ====


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Balanced Fund for the time periods indicated and then redeem all of your shares at the end of those periods, except as noted. The example also assumes that your investment has a 5% return each year and that the Balanced Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                         ------   -------   -------   --------
Class A Shares .......................    $547      $855     $1,186    $2,119
Class B Shares .......................    $703      $927     $1,278    $2,199
Class C Shares .......................    $303      $627     $1,078    $2,327
Class I Shares .......................    $102      $318     $  552    $1,225


You would pay the following expenses if you did not redeem your shares of the Balanced Fund:


                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                         ------   -------   -------   --------
Class A Shares .......................    $547      $855     $1,186    $2,119
Class B Shares .......................    $203      $627     $1,078    $2,199
Class C Shares .......................    $203      $627     $1,078    $2,327
Class I Shares .......................    $102      $318     $  552    $1,225


                               PORTFOLIO TURNOVER

The Balanced Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Balanced Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Balanced Fund's performance. During the most recent fiscal year, the Balanced Fund's portfolio turnover rate was 89% of the average value of its portfolio.

                         PRINCIPAL INVESTMENT STRATEGIES

The Balanced Fund invests in a combination of equity and debt securities. The Balanced Fund is primarily equity-oriented, and uses a top-down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. The Sub-Adviser will typically invest 30% to 70% of the Balanced Fund's assets in equity securities and 70% to 30% in debt securities, and the balance of the Balanced Fund's assets in cash or cash equivalents. The actual mix of assets will vary depending on the Sub-Adviser's analysis of market and economic conditions.

The Balanced Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential. The Sub-Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.


The debt securities held by the Balanced Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a Nationally Recognized Statistical Rating Organization ("NRSRO"). There are no restrictions on the maximum or minimum maturity of any individual security that the Balanced Fund may invest in.



The Balanced Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs. The Balanced Fund may also invest in foreign debt securities.


                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     -    you are a long-term investor

     -    you seek both growth of capital and current income

     - you want participation in market growth with some emphasis on preserving assets in "down" markets

The Balanced Fund is subject to the risk that its allocations between equity and debt securities may underperform other allocations. The Balanced Fund's share price will fluctuate with changes in the market value of the Balanced Fund's portfolio securities. Your investment in the Balanced Fund is not guaranteed and you could lose some or all of the amount you invested in the Balanced Fund.

Investing in the Balanced Fund involves the following risks:

     - FUND AND MANAGEMENT RISK. If the Balanced Fund's Sub-Adviser's judgment in selecting securities is incorrect or if the market segment in which the Balanced Fund invests falls out of favor with investors, the Balanced Fund could underperform the stock market or its peers. The Balanced Fund could also fail to meet its investment objective. When you sell Balanced Fund shares, they may be worth less than what you paid for them.

     - EQUITY RISK. The principal risk of investing in the Balanced Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Balanced Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.


     - FOREIGN SECURITIES RISK. Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation for which no U.S. federal income tax deductions or credits will be available to shareholders.

          Foreign securities may be denominated in foreign currencies. Therefore, the value of the Balanced Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Balanced Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Balanced Fund may be exposed to currency risks over an extended period of time.

     - INTEREST RATE RISK, MATURITY RISK, AND CREDIT RISK. When interest rates decline, the value of the portfolio's debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

     - PRE-PAYMENT RISK. The Balanced Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Balanced Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Balanced Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Balanced Fund's income, total return, and share price.

                                   PERFORMANCE


The bar chart and table provide an indication of the risks of investing in the Balanced Fund by showing changes in the Balanced Fund's performance from year to year, and by showing how the Balanced Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index and other relevant indices. As with all mutual funds, the Balanced Fund's past performance (before and after taxes) does not predict how the Balanced Fund will perform in the future. Updated information on the Balanced Fund's results can be obtained by visiting www.gabelli.com.

                          GAMCO WESTWOOD BALANCED FUND
      (TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31)*
                         GABELLI WESTWOOD BALANCED FUND

                                   (BAR CHART)

2000    11.1%
2001    -3.4%
2002    -7.3%
2003    14.1%
2004     8.6%
2005     9.0%
2006    12.1%
2007    10.0%
2008   -19.5%
2009     9.5%

* Sales loads are not reflected in the above chart. If sales loads were reflected, the Balanced Fund's returns would be less than those shown.


During the periods shown in the bar chart, the highest return for a quarter was 9.48% (quarter ended June 30, 2003) and the lowest return for a quarter was (11.21)% (quarter ended December 31, 2008).



                     AVERAGE ANNUAL TOTAL RETURNS
              (FOR THE PERIODS ENDED DECEMBER 31, 2009,
              WITH MAXIMUM SALES CHARGE, IF APPLICABLE)                  PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
----------------------------------------------------------------------   -------------   ---------------   --------------
GAMCO Westwood Balanced Fund
   Class A Shares
      Return Before Taxes ............................................        5.13%           2.60%             3.44%
      Return After Taxes on Distributions ............................        4.89%           1.31%             2.26%
      Return After Taxes on Distributions and Sale of Fund Shares ....        3.58%           1.99%             2.56%
   Class B Shares (commenced operations on March 27, 2001)
      Return Before Taxes ............................................        3.83%           2.55%             3.44%
   Class C Shares (commenced operations on September 25, 2001)
      Return Before Taxes ............................................        7.99%           2.93%             3.49%
   Class I Shares (commenced operations on January 11, 2008)
      Return Before Taxes ............................................       10.17%           3.82%             4.17%
Indexes (reflects no deduction for fees, expenses or taxes)
   S&P 500 Index .....................................................       26.47%           0.42%            (0.95)%
   Barclays Capital Government/Corporate Bond Index ..................        4.52%           4.71%             6.34%
   60% S&P(R) 500 Index and 40% Barclay's Capital
   Government/Corporate Bond Index ...................................       17.69%           2.14%             1.97%



The returns shown for Class B, Class C, and Class I Shares prior to their actual inception dates are those of the Class AAA Shares of the Balanced Fund which are not offered in this Prospectus. All Classes of the Balanced Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").


                                   MANAGEMENT

THE ADVISER. Teton Advisors, Inc. serves as the Adviser to the Balanced Fund.

THE SUB-ADVISER. Westwood Management Corp. serves as the Sub-Adviser for the Balanced Fund.

THE PORTFOLIO MANAGERS. Ms. Susan M. Byrne, Chairman and Chief Investment Officer of the Sub-Adviser, has served as Co-Portfolio Manager of the Balanced Fund since its inception on October 1, 1991. Mr. Mark R. Freeman, CFA, a Senior Vice President of the Sub-Adviser, has served as Co-Portfolio Manager of the Balanced Fund since 1999.

                        PURCHASE AND SALE OF FUND SHARES


The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments. Class B Shares of the Balanced Fund are not available for new purchases, other than exchanges from Class B Shares of other Gabelli/GAMCO funds.



You can purchase or redeem the Balanced Fund's shares on any Business Day. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.



You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



             TAX INFORMATION AND FINANCIAL INTERMEDIARY COMPENSATION



For important information about taxes and financial intermediary compensation, please turn to "Important Additional Information" on page 31.


                     GAMCO WESTWOOD INTERMEDIATE BOND FUND
                         (THE "INTERMEDIATE BOND FUND")

                              INVESTMENT OBJECTIVE

The Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principal and liquidity.

FEES AND EXPENSES OF THE INTERMEDIATE BOND FUND:


This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Bond Fund. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in a Fund's Class A Shares. More information about these and other discounts is available from your financial professional and in the "Classes of Shares" section on page 41 of the Fund's Prospectus and in "Purchase and Redemption of Shares" on page 51 of the Fund's SAI.

                                                                                CLASS A   CLASS B   CLASS C   CLASS I
                                                                                 SHARES    SHARES    SHARES    SHARES
                                                                                -------   -------   -------   -------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price) ......................................     4.00%    None       None     None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption or offering price,
   whichever is lower) ......................................................     None     5.00%      1.00%    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .................     None     None       None     None
Redemption Fee or Exchange Fees .............................................     None     None       None     None
ANNUAL FUND OPERATING EXPENSES
   (expenses that you pay each year as a percentage of the value of your investment):
Management Fees .............................................................     0.60%    0.60%      0.60%    0.60%
Distribution and Service (Rule 12b-1) Expenses ..............................     0.35%    1.00%      1.00%    None
Other Expenses ..............................................................     0.69%    0.69%      0.69%    0.69%
Acquired Fund Fees and Expenses(1) ..........................................     0.02%    0.02%      0.02%    0.02%
                                                                                  ----     ----       ----     ----
Total Annual Fund Operating Expenses ........................................     1.66%    2.31%      2.31%    1.31%
Less Fee Waiver and Expense Reimbursement(2) ................................    (0.54)%  (0.54)%    (0.54)%  (0.54)%
                                                                                  ----     ----       ----     ----
Total Annual Fund Operating Expenses After Fee Waiver and
   Expense Reimbursement(1) .................................................     1.12%    1.77%      1.77%    0.77%
                                                                                  ====     ====       ====     ====



----------
(1) Please note that Total Annual Fund Operating Expenses After Fee Waiver, and Expense Reimbursement in the table above does note correlate to the ratio of Operating Expenses to Average Net Assets found in the "Financial Highlights" section of this prospectus since the latter reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.



(2) The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Intermediate Bond Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than 1.10% for Class A Shares, 1.75% for Class B Shares, 1.75% for Class C Shares, and 0.75% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least January 31, 2011 and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term.


                                 EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Intermediate Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Intermediate Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods, except as noted. The example also assumes that your investment has a 5% return each year and that the Intermediate Bond Fund's operating expenses remain the same (taking into account the expense limitation for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
Class A Shares ...................................    $510      $852     $1,218    $2,244
Class B Shares ...................................    $680      $970     $1,386    $2,441
Class C Shares ...................................    $280      $670     $1,186    $2,604
Class I Shares ...................................    $ 79      $362     $  666    $1,532

You would pay the following expenses if you did not redeem your shares of the Intermediate Bond Fund:


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
Class A Shares ...................................    $510      $852     $1,218    $2,244
Class B Shares ...................................    $180      $670     $1,186    $2,441
Class C Shares ...................................    $180      $670     $1,186    $2,604
Class I Shares ...................................    $ 79      $362     $  666    $1,532


                               PORTFOLIO TURNOVER

The Intermediate Bond Fund pays transaction costs, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Intermediate Bond Fund's shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Intermediate Bond Fund's performance. During the most recent fiscal year, the Intermediate Bond Fund's portfolio turnover rate was 18% of the average value of its portfolio.

                         PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions the Intermediate Bond Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in bonds of various types and with various maturities. The Intermediate Bond Fund focuses on investment grade bonds of domestic corporations and governments. Investment grade debt securities are securities rated in the four highest ratings categories by a NRSRO.

Although there are no restrictions on the maximum or minimum maturity of any individual security that the Intermediate Bond Fund may invest in, generally the Intermediate Bond Fund will have a dollar weighted average maturity of three to ten years. The Intermediate Bond Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities, and certain collateralized and asset-backed securities. The Intermediate Bond Fund will seek to maintain an average rating of AA or better by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, or comparable quality for the securities in its portfolio.


In selecting securities for the Intermediate Bond Fund, the Sub-Adviser focuses both on the fundamentals of particular issuers and yield curve positioning. The Sub-Adviser seeks to earn risk-adjusted returns superior to those of the Barclays Capital Government/Corporate Bond Index over time. The Sub-Adviser invests 80% to 100% of the Fund's assets in debt securities and the remainder in cash or cash equivalents. The Sub-Adviser has disciplines in place that serve as sell signals such as a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.


                                 PRINCIPAL RISKS

YOU MAY WANT TO INVEST IN THE FUND IF:

     - you are seeking current income consistent with the maintenance of principal and liquidity

     -    you are conservative in your investment approach

     - you are seeking exposure to investment grade bonds as part of your overall investment strategy

The Intermediate Bond Fund's share price will fluctuate with changes in prevailing interest rates and the market value of the Intermediate Bond Fund's portfolio securities. Your investment in the Intermediate Bond Fund is not guaranteed and you could lose some or all of the amount you invested in the Intermediate Bond Fund.

Investing in the Intermediate Bond Fund involves the following risks:

     - FUND AND MANAGEMENT RISK. If the Intermediate Bond Fund's Sub-Adviser's judgment in selecting securities is incorrect or if the market segment in which the Intermediate Bond Fund invests falls out of favor with investors, the Fund could underperform the stock market or its peers. The Intermediate Bond Fund could also fail to meet its investment objective. When you sell Intermediate Bond Fund shares, they may be worth less than what you paid for them.

     - INTEREST RATE RISK, MATURITY RISK, AND CREDIT RISK. When interest rates decline, the value of the portfolio's debt securities generally rises. Conversely, when interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

     - PRE-PAYMENT RISK. The Intermediate Bond Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Intermediate Bond Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Intermediate Bond Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Intermediate Bond Fund's income, total return, and share price.

                                   PERFORMANCE


The bar chart and table provide an indication of the risks of investing in the Intermediate Bond Fund by showing changes in the Intermediate Bond Fund's performance from year to year, and by showing how the Intermediate Bond Fund's average annual returns for one year, five years, and ten years compare to those of a broad-based securities market index. As with all mutual funds, the Intermediate Bond Fund's past performance (before and after taxes) does not predict how the Intermediate Bond Fund will perform in the future. Updated information on the Intermediate Bond Fund's results can be obtained by visiting www.gabelli.com.


                      GAMCO WESTWOOD INTERMEDIATE BOND FUND
      (TOTAL RETURNS FOR CLASS A SHARES FOR THE PERIODS ENDED DECEMBER 31)*

                                  (BAR CHART)

2000   11.7%
2001    7.4%
2002   10.0%
2003    1.2%
2004    2.9%
2005    1.7%
2006    3.1%
2007    5.6%
2008    5.9%
2009    3.7%

* Sales loads are not reflected in the above chart. If sales loads were reflected, the Intermediate Bond Fund's returns would be less than those shown.

During the periods shown in the bar chart, the highest return for a quarter was 5.58% (quarter ended September 30, 2002) and the lowest return for a quarter was (2.65)% (quarter ended June 30, 2004).



                AVERAGE ANNUAL TOTAL RETURNS
         (FOR THE PERIODS ENDED DECEMBER 31, 2009,
         WITH MAXIMUM SALES CHARGE, IF APPLICABLE)             PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
------------------------------------------------------------   -------------   ---------------   --------------
GAMCO Westwood Intermediate Bond Fund
   Class A Shares (commenced operations on July 26, 2001)
      Return Before Taxes ..................................      (0.41)%           3.13%             4.83%
      Return After Taxes on Distributions ..................      (1.35)%           1.98%             3.49%
      Return After Taxes on Distributions
         and Sale of Fund Shares ...........................      (0.16)%           2.00%             3.35%
   Class B Shares (commenced operations on March 27, 2001)
      Return Before Taxes ..................................      (2.00)%           2.94%             4.65%
   Class C Shares (commenced operations on October 22, 2001)
      Return Before Taxes ..................................       2.07%            3.28%             4.72%
   Class I Shares (commenced operations on January 11, 2008)
      Return Before Taxes ..................................       4.02%            4.17%             5.40%
Indexes (reflects no deduction for fees, expenses or taxes)
   Barclays Capital Government/Corporate Bond Index ........       4.52%            4.71%             6.34%



The returns shown for Class A, Class B, Class C, and Class I Shares prior to their inception dates are those of the Class AAA Shares of the Intermediate Bond Fund which are not offered in this Prospectus. All Classes of the Intermediate Bond Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").

                                   MANAGEMENT

THE ADVISER. Teton Advisors, Inc. serves as the Adviser to the Intermediate Bond Fund.

THE SUB-ADVISER. Westwood Management Corp. serves as Sub-Adviser for the Intermediate Bond Fund.

THE PORTFOLIO MANAGER. Mr. Mark R. Freeman, CFA, a Senior Vice President of the Sub-Adviser, has served as Portfolio Manager for the Intermediate Bond Fund since 1999.

                        PURCHASE AND SALE OF FUND SHARES


The minimum initial investment must be at least $1,000 ($250 for "IRAs", "Roth" IRAs, or "Coverdell" Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments. Class B Shares of the Intermediate Bond Fund are not available for new purchases, other than exchanges from Class B Shares of other Gabelli/GAMCO funds.



You can purchase or redeem the Intermediate Bond Fund's shares on any Business Day. You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), or by bank wire.

You may also redeem Fund shares by telephone at 1-800-GABELLI (1-800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.



             TAX INFORMATION AND FINANCIAL INTERMEDIARY COMPENSATION



For important information about taxes and financial intermediary compensation, please turn to "Important Additional Information" on page 31.


                        IMPORTANT ADDITIONAL INFORMATION


TAX INFORMATION



The Funds' distributions will generally be taxable as ordinary income or long-term capital gains. For more information, turn to "Tax Information" on page 54.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. For more information, turn to "Third Party Arrangements". Ask your salesperson or visit your financial intermediary's Web site for more information.

    ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES, INVESTMENT
                          STRATEGIES AND RELATED RISKS

The Mighty Mites(SM) Fund and the SmallCap Equity Fund each seek to provide long-term capital appreciation. The Income Fund seeks to provide a high level of current income as well as long-term capital appreciation. The Equity Fund seeks to provide capital appreciation. Its secondary goal is to provide current income. The Balanced Fund seeks to provide capital appreciation and current income. The Intermediate Bond Fund seeks to maximize total return, while maintaining a level of current income consistent with the maintenance of principle and liquidity. Each Fund's investment objective is fundamental and may not be changed without shareholder approval.

The non-fundamental investment policy of each of the SmallCap Equity, Income, Equity, and Intermediate Bond Funds relating to the 80% Investment Policy may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days' prior written notice of any changes in the 80% Investment Policy. Your investment in a Fund is not guaranteed and you could lose some or all of the amount you invested in a Fund.

MIGHTY MITES FUND

The Mighty Mites(SM) Fund primarily invests in common stocks of smaller companies that have a market capitalization (defined as shares outstanding times current market price) of $300 million or less at the time of the Mighty Mites(SM) Fund's initial investment. These companies are called micro-cap companies.

The Mighty Mites(SM) Fund focuses on micro-cap companies which appear to be underpriced relative to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire a company.

In selecting stocks, the Adviser attempts to identify companies that:

     -    have above-average sales and earnings growth prospects

     - have improving balance sheet fundamentals given the current status of economic and business cycles

     - are undervalued and may significantly appreciate due to management changes, stock acquisitions, mergers, reorganizations, tender offers, spin-offs, or other significant events

     - have new or unique products, new or expanding markets, changing competitive or regulatory climates, or undervalued assets or franchises

The Adviser also considers the stocks' prices and the issuers' balance sheet characteristics and strength of management.

Micro-cap companies may also be new or unseasoned companies which are in their very early stages of development. Micro-cap companies can also be engaged in new and emerging industries.

Micro-cap companies are generally not well-known to investors and have less of an investor following than larger companies. The Adviser will attempt to capitalize on the lack of analyst attention to micro-cap stocks and the inefficiency of the micro-cap market.

The Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target or a change to a company's fundamentals that make the risk/reward profile unattractive. The Mighty Mites(SM) Fund's share price will fluctuate with changes in the market value of the Mighty Mites(SM) Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Mighty Mites(SM) Fund is also subject to the risk that investment in micro-cap stocks may be subject to more abrupt or erratic movements in price than investment in small, medium, and large-capitalization stocks. The Mighty Mites(SM) Fund is also subject to the risk that the Adviser's judgments about above-average growth potential of a particular company is incorrect and that the perceived value of such company's stock is not realized by the market, or that the price of the Mighty Mites(SM) Fund's portfolio securities will decline. The greater price volatility of micro-cap stocks may result from the fact that there may be less market liquidity, less information publicly available, or fewer investors who monitor the activities of those companies. The Mighty Mites(SM) Fund is also subject to the risk that micro-cap stocks fall out of favor generally with investors.


The Mighty Mites(SM) Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs. The Mighty Mites(SM) Fund may also invest in foreign debt securities.


SMALLCAP EQUITY FUND


Under normal market conditions, the SmallCap Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in a portfolio of common stocks of smaller companies. The SmallCap Equity Fund's Adviser characterizes small capitalization companies as those companies with a market capitalization (defined as shares outstanding times current market price) between $100 million and $2.5 billion at the time of the SmallCap Equity Fund's initial investment. The Adviser may change this characterization at any time in the future based upon the market capitalizations of the securities included in the Russell 2000(R) Index.


In selecting securities for the SmallCap Equity Fund, the Adviser considers companies which offer:


     -    an increasing return on equity

     -    a low debt/equity ratio

     - recent earnings surprises that may mark the beginning of a trend towards improved returns and profitability particularly when those trends have not been fully reflected in consensus earnings estimates

     - current market valuation that is significantly below proprietary valuation estimates

Frequently small capitalization companies exhibit one or more of the following traits:

     -    new products or technologies

     -    new distribution methods

     - rapid changes in industry conditions due to regulatory or other developments

     - changes in management or similar characteristics that may result in expected growth in earnings

The SmallCap Equity Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies in new and emerging industries.

The Adviser closely monitors the issuers and will sell a stock if the stock achieves its price objective and has limited further potential for price increase, the forecasted price/earnings ratio exceeds the future forecasted growth rate, and/or the issuer suffers a negative change in its fundamental outlook.

Because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may initially overlook favorable trends in certain smaller companies, and then will adjust its valuation more quickly once these trends are recognized. Smaller companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts, or a change in management) than larger companies.


The SmallCap Equity Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs. The SmallCap Equity Fund may also invest in foreign debt securities.


The SmallCap Equity Fund's share price will fluctuate with changes in the market value of the SmallCap Equity Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Investment in small capitalization stocks may be subject to more abrupt or erratic movements in price than investment in medium and large capitalization stocks. The SmallCap Equity Fund is also subject to the risk that the Adviser's judgments about above-average growth potential of a particular company is incorrect and that the perceived value of such company's stock is not realized by the market, or that the price of the SmallCap Equity Fund's portfolio securities will decline. The greater price volatility of small capitalization stocks may result from the fact that there may be less market liquidity, less information publicly available, or fewer investors who monitor the activities of those companies. The SmallCap Equity Fund is also subject to the risk that small capitalization stocks fall out of favor generally with investors.

INCOME FUND

Under normal market conditions, the Income Fund invests at least 80% of its net assets (which includes, for the purposes of this test, the amount of any borrowings for investment purposes) in dividend-paying and/or interest bearing securities. The Income Fund's investments may include dividend-paying common stocks, preferred stocks, convertible preferred stocks, selected debt instruments, REITs, master limited partnerships, royalty trusts, money market instruments, and other income-producing securities.

The Adviser invests in companies with strong and improving cash flows sufficient to support a healthy or rising level of income. It uses proprietary, fundamental research to find appropriate securities for purchase. Securities considered for purchase have:

     - attractive fundamentals and valuations based on the Adviser's internal research

     -    issuers with strong management teams and/or

     -    issuers with good balance sheet fundamentals

The Adviser will consider selling a security if fundamentals become unfavorable within the issuer's internal operations or industry, there is limited growth opportunity, the issuer is at risk of losing its competitive edge, the issuer is serving markets with slowing growth, and/or the level of income produced becomes unattractive or unsustainable.


The Income Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs. The Income Fund may also invest in foreign debt securities.


The Income Fund's share price will fluctuate with changes in the market value of the Income Fund's portfolio securities and changes in prevailing interest rates. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate and may affect a company's cash flow such that it is not sufficient to pay the indicated dividend. The Income Fund is also subject to the risk that the Adviser's judgments about above-average growth potential at a particular company is incorrect and that the perceived value of such company's stock is not realized by the market, or that the price of the Income Fund's portfolio securities will decline. Equity securities, including common and preferred stock as well as master limited partnership units, with higher current yields than equity securities, in general, may be more sensitive to fluctuations in prevailing interest rates. Investing in debt securities involves interest rate and credit risks. When interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Income Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. To the extent that the Income Fund's portfolio is invested in REITs, the Income Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate due to general and local economic conditions, overbuilding or undersupply, changes in zoning and other laws, and a number of other factors.

EQUITY FUND

Under normal market conditions, the Equity Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in common stocks and securities which may be converted into common stocks. The Equity Fund invests in a portfolio of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years.

In selecting securities, Westwood Management Corporation, the Trust's sub-adviser (the "Sub-Adviser"), maintains a list of securities of issuers which it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if the Sub-Adviser's forecast for growth rates and earnings exceeds Wall Street expectations. The Sub-Adviser closely monitors the issuers and will sell a stock if the Sub-Adviser expects limited future price appreciation, there is a fundamental change that negatively impacts their growth assumptions, and/or the price of the stocks declines

15% in the first 45 days held. The Equity Fund's risk characteristics, such as beta (a measure of volatility), are generally expected to be less than those of the S&P 500 Index, the Equity Fund's benchmark.


The Equity Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs. The Equity Fund may also invest in foreign debt securities.


The Equity Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Equity Fund is also subject to the risk that the Sub-Adviser's judgments about above-average growth potential of a particular company is incorrect and the perceived value of such company's stock is not realized by the market, or that the price of the Equity Fund's portfolio securities will decline.

BALANCED FUND

The Balanced Fund invests in a combination of equity and debt securities. The Balanced Fund is primarily equity-oriented, and uses a top-down approach in seeking to provide equity-like returns but with lower volatility than a fully invested equity portfolio. The Sub-Adviser will typically invest 30% to 70% of the Balanced Fund's assets in equity securities and 70% to 30% in debt securities, and the balance of the Balanced Fund's assets in cash or cash equivalents. The actual mix of assets will vary depending on the Sub-Adviser's analysis of market and economic conditions.

The Balanced Fund invests in stocks of seasoned companies. Seasoned companies generally have market capitalizations of $1 billion or more and have been operating for at least three years. The Sub-Adviser chooses stocks of seasoned companies with proven records and above-average earnings growth potential. The Sub-Adviser has disciplines in place that serve as sell signals such as a security reaching a predetermined price target, a change to a company's fundamentals that make the risk/reward profile unattractive, or a need to improve the overall risk/reward profile of the Fund.

The debt securities held by the Balanced Fund are investment grade securities of corporate and government issuers and commercial paper and mortgage- and asset-backed securities. Investment grade debt securities are securities rated in one of the four highest ratings categories by a NRSRO. There are no restrictions on the maximum or minimum maturity of any individual security that the Balanced Fund may invest in.


The Balanced Fund may also invest up to 25% of its total assets in foreign equity securities and in EDRs or ADRs. The Balanced Fund may also invest in foreign debt securities.


The Balanced Fund is subject to the risk that its allocations between equity and debt securities may underperform other allocations. The Balanced Fund's share price will fluctuate with changes in the market value of the Balanced Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. The Balanced Fund is also subject to the risk that the Sub-Adviser's judgments about the above-average growth potential of a particular company is incorrect and the perceived value of such company's stock is not realized by the market, or that the price of the Balanced Fund's portfolio securities will decline. Investing in debt securities involves interest rate and credit risks. When interest rates rise, the value of the portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Balanced Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Balanced Fund (such as a mortgage-backed security) earlier than expected.

INTERMEDIATE BOND FUND

Under normal market conditions the Intermediate Bond Fund invests at least 80% of its net assets (which includes, for purposes of this test, the amount of any borrowings for investment purposes) in bonds of various types and with various maturities. The Intermediate Bond Fund focuses on investment grade bonds of domestic corporations and governments. Investment grade debt securities are securities rated in the four highest ratings categories by a NRSRO.

Although there are no restrictions on the maximum or minimum maturity of any individual security that the Intermediate Bond Fund may invest in, generally the Intermediate Bond Fund will have a dollar weighted average maturity of three to ten years. The Intermediate Bond Fund may also invest in other types of investment grade debt securities, including debentures, notes, convertible debt securities, municipal securities, mortgage-related securities, and certain collateralized and asset-backed securities. The Intermediate Bond Fund will seek to maintain an average rating of AA or better by Standard & Poor's Ratings Services, a division of McGraw-Hill Companies, or comparable quality for the securities in its portfolio.

In selecting securities for the Intermediate Bond Fund, the Sub-Adviser focuses both on the fundamentals of particular issuers and yield curve positioning. The Sub-Adviser seeks to earn risk-adjusted returns superior to those of the Barclays Capital Government/Corporate Bond Index over time. The Sub-Adviser invests 80% to 100% of the Fund's assets in debt securities and the remainder in cash or cash equivalents. The Sub-Adviser has disciplines in place that serve as sell signals such as a change to a company's fundamentals that make the risk/reward profile unattractive or a need to improve the overall risk/reward profile of the Fund.

The Intermediate Bond Fund's share price will fluctuate with changes in prevailing interest rates and the market value of the Intermediate Bond Fund's portfolio securities. When interest rates rise, the value of the portfolio's securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. Investing in certain types of debt securities involves pre-payment risk. Pre-payment risk is the risk that the Intermediate Bond Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Intermediate Bond Fund (such as a mortgage-backed security) earlier than expected. To the extent that the Intermediate Bond Fund's portfolio is invested in cash, if interest rates decline, the Intermediate Bond Fund may lose the opportunity to benefit from a probable increase in debt securities valuations.

The Funds may also use the following investment technique:


     - DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments that are short-term and liquid. Such investments include U.S. government securities, certificates of deposit, banker's acceptances, time deposits, repurchase agreements, and other high quality debt instruments. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.


Investing in the Funds involves the following risks:

     - FUND AND MANAGEMENT RISK. ALL FUNDS -- If a Fund's Adviser's or Sub-Adviser's judgment in selecting securities is incorrect or if the market segment in which the Fund invests falls out of favor with investors, the Fund could underperform the stock market or its peers. The Fund could also fail to meet its investment objective. When you sell Fund shares, they may be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

     - EQUITY RISK. MIGHTY MITES FUND, SMALLCAP EQUITY FUND, INCOME FUND, EQUITY FUND, AND BALANCED FUND -- The principal risk of investing in these Funds is equity risk. Equity risk is the risk that the prices of the securities held by a Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.


     - FOREIGN SECURITIES RISK. MIGHTY MITES FUND, SMALLCAP EQUITY FUND, INCOME FUND, EQUITY FUND, AND BALANCED FUND -- Foreign securities pose additional risks over U.S. based securities for a number of reasons. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens' rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations, and differing accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation for which no U.S. federal income tax deductions or credits will be available to shareholders.


          Foreign securities may be denominated in foreign currencies. Therefore, the value of each Fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although each of the Funds value their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. Therefore, the Funds may be exposed to currency risks over an extended period of time.

     - INTEREST RATE RISK, MATURITY RISK, AND CREDIT RISK. INCOME FUND, BALANCED FUND, AND INTERMEDIATE BOND FUND -- When interest rates decline, the value of a portfolio's debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio's debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

     - SMALL- AND MICRO-CAP COMPANY RISK. MIGHTY MITES FUND AND SMALLCAP EQUITY FUND -- Although small-cap and micro-cap companies may offer greater potential for capital appreciation than larger companies, investing in securities of small-cap and micro-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap and micro-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap and micro-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, small-cap and micro-cap company stock prices tend to rise and fall in value more than other stocks. The risks of investing in micro-cap stocks and companies are even greater than those of investing in small-cap companies.

     - PRE-PAYMENT RISK. BALANCED FUND AND INTERMEDIATE BOND FUND -- A Fund may experience losses when an issuer exercises its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will suffer from having to invest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund's income, total return, and share price.

PORTFOLIO HOLDINGS. A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

                             MANAGEMENT OF THE FUNDS

THE ADVISER. Teton Advisors, Inc., with principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment programs and manages the Funds' operations under the general supervision of the Trust's Board of Trustees ("the Board"). The Adviser is a Delaware corporation. The Adviser is a publicly held company traded on the Pink Sheets(R) and an affiliate of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses the Adviser bears, the Adviser is contractually entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below. The table also reflects the advisory fees (after waivers/reimbursement of expenses) paid by the Funds for the fiscal year ended September 30, 2009.

                                                                                     ADVISORY FEE PAID FOR
                              ANNUAL ADVISORY FEE-CONTRACTUAL RATE                 FISCAL YEAR ENDED 9/30/09
FUND                     (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
----                     ---------------------------------------------   ---------------------------------------------
Mighty Mites Fund                            1.00%                                             1.00%
SmallCap Equity Fund                         1.00%                                                0%
Income Fund                                  1.00%                                                0%
Equity Fund                                  1.00%                                             1.00%
Balanced Fund                                0.75%                                             0.75%
Intermediate Bond Fund                       0.60%                                             0.06%

With respect to the SmallCap Equity, Income, and Intermediate Bond Funds, the Board has approved the amended and restated contractual advisory fee waiver and expense deferral agreement under which the Adviser has contractually agreed to waive its investment advisory fees and/or reimburse the Funds' expenses to the extent necessary to maintain the Funds' total annual operating expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) at the levels set forth in the fee tables of the Funds until at least January 31, 2011 and may not be terminated by the Fund or the Adviser before such time. Thereafter, the agreement may only be terminated or amended to increase these expense caps as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the agreement prior to the expiration of its then current term.

In addition, each of the SmallCap Equity, Income, and Intermediate Bond Funds has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed the amount listed in the respective fee table.

SUB-ADVISER. The Adviser has entered into a Sub-Advisory Agreement with Westwood Management Corp. for the Equity Fund, Balanced Fund, and Intermediate Bond Fund. The Sub-Adviser has its principal offices located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser pays the Sub-Adviser out of its advisory fees with respect to the Equity Fund, Balanced Fund, and Intermediate Bond Fund, a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all applicable Funds or (ii) 35% of the net revenues to the Adviser from the applicable Funds. The Sub-Adviser is a registered investment adviser formed in 1983. The Sub-Adviser is a wholly-owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company and publicly held company listed on the NYSE.

The Funds' annual report to shareholders for the period ended September 30, 2009, contained a discussion of the basis of the Board's determination to continue the investment advisory arrangements as described above.

THE PORTFOLIO MANAGERS. Ms. Susan M. Byrne has served as Chairman and Chief Investment Officer since founding the Sub-Adviser in April 1983 and served as Chief Executive Officer through 2005. She has served as the Portfolio Manager of the EQUITY FUND since its inception and has served as Co-Portfolio Manager of the BALANCED FUND since its inception. Ms. Byrne also served as a member of the INCOME FUND portfolio team from its inception until June 30, 2007. She has authority to direct trading activity on the EQUITY FUND and the BALANCED FUND. Ms. Byrne has more than 39 years of investment experience.

Mr. Mark R. Freeman, CFA, has served as Senior Vice President, Fixed Income Portfolio Manager, and Research Group Head for the Sub-Adviser since July 2006. Prior to that, he was Vice President for the Sub-Adviser from July 1999 to July 2006. He has served as Portfolio Manager of the INTERMEDIATE BOND FUND and Co-Portfolio Manager of the BALANCED FUND since 1999 and also served on the portfolio team for the INCOME FUND from its inception until June 30, 2007. He has authority to direct trading activity on the INTERMEDIATE BOND FUND and the BALANCED FUND. Mr. Freeman has over 21 years of investment experience.

Mr. Mario J. Gabelli, Ms. Laura Linehan and Mr. Walter K. Walsh are primarily responsible for the day-to-day management of the MIGHTY MITES FUND. Mario J. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization. Ms. Linehan has served as one of the portfolio managers of the Mighty Mites Fund since its inception in 1998 through June 2009. Ms. Linehan was on a leave of absence from June 2009 through October 2009. Ms. Linehan previously was a Director of Research in the Alternative Investment Group of GAMCO Investors, Inc. from 2004 through 2006. Prior to that, she was Director of Research and Portfolio Manager for GAMCO Investors, Inc. for various other small-cap portfolios until March 2003 (in addition to serving as portfolio manager of the Mighty Mites Fund). Mr. Walter K. Walsh was Compliance Officer of the Distributor from 1994 through 2003, and currently is also a compliance consultant for the Distributor.

Ms. Barbara G. Marcin, CFA, is the lead portfolio manager of the INCOME FUND and is primarily responsible for the day-to-day investment management of the INCOME FUND. Ms. Marcin has been a Vice President with Gabelli Funds, LLC, since June 1999. Ms. Marcin served as the head of value investments of Citibank Global Asset Management, managing mid- and large-cap equity securities in value-style mutual funds and in separate accounts from 1993 until June 1999. Mario J. Gabelli assists Ms. Marcin on an as needed basis with the portfolio management of the INCOME FUND, providing research, insight, and support.

Mr. Nicholas F. Galluccio is primarily responsible for the day-to-day management of the SMALLCAP EQUITY FUND. Mr. Galluccio is the President and Chief Executive Officer (CEO) of Teton Advisors, Inc., an affiliate of GAMCO Investors, Inc. Mr. Galluccio was formerly with Trust Company of the West where he served as Group Managing Director, U.S. Equities and Senior Portfolio Manager since prior to 2003.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the Funds they manage.

REGULATORY MATTERS. On April 24, 2008, an affiliate of the Adviser, Gabelli Funds, LLC, entered into an administrative settlement with the Securities and Exchange Commission ("SEC") to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that Gabelli Funds, LLC, had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the Investment Company Act of 1940, as amended (the "1940 Act") and Rule 17d-1 thereunder, and had aided and abetted and caused violations of
Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, Gabelli Funds, LLC, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant, and approved by the independent directors of the Global Growth Fund and staff of the SEC, and cease and desist from future violations of the above referenced federal securities laws. The settlement did not have a material adverse impact on Gabelli Funds, LLC or its ability to fulfill its obligations under the investment advisory agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Funds. The officer denies the allegations and is continuing in his positions with Gabelli Funds, LLC, and the funds. Gabelli Funds, LLC, currently expects that any resolution of the action against the officer will not have a material adverse impact on Gabelli Funds, LLC, or its ability to fulfill its obligations under the investment advisory agreement.

                               INDEX DESCRIPTIONS

The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. You cannot invest directly in the S&P 500 Index.

The Barclays Capital Government/Corporate Bond Index (formerly the Lehman Brothers Government/ Corporate Bond Index), is an unmanaged index of prices of U.S. Government and corporate bonds with not less than one year to maturity. The performance of the index does not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Barclays Capital Government/Corporate Bond Index.


The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization. The performance of the Russell 2000 Index does not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Russell 2000 Index.


The Russell Microcap(TM) Index measures the performance of the microcap segments, representing less than 3% of the U.S. equity market. You cannot invest directly in the Russell Microcap(TM) Index. The inception date for the Russell Microcap(TM) Index was July 1, 2000.

The Blended Index consists of a 50% blend of the 10 Year Treasury Note Index and the S&P 500 Index. You cannot invest directly in these Indices.

The 10 Year Treasury Note Index is an unmanaged index tracking U.S. Treasury Notes with a 10 year maturity. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. You cannot invest directly in the 10 Year Treasury Note Index.

                                CLASSES OF SHARES

                               CLASS A SHARES                CLASS B SHARES             CLASS C SHARES            CLASS I SHARES
                         --------------------------   ---------------------------   ----------------------   ----------------------
Front-End Sales Load?    Yes. The percentage          No.                           No.                      No.
                         declines as the amount
                         invested increases.

Contingent Deferred      No, except for shares        Yes, for shares               Yes, for shares          No.
Sales Charge?            redeemed within twenty-      redeemed within               redeemed within twelve
                         four months after pur-       seventy-two months            months after purchase.
                         chase as part of an          after purchase. Declines
                         investment greater than      over time.
                         $1 million if no front-end
                         sales charge was paid
                         at the time of purchase.

Rule 12b-1 Fee           0.50% with respect to        1.00%                         1.00%                    None.
                         all Funds except the
                         Intermediate Bond Fund.
                         0.35% with respect to
                         the Intermediate Bond
                         Fund.

Convertible to Another   No.                          Yes. Automatically converts   No.                      No.
Class?                                                to Class A Shares
                                                      approximately ninety-six
                                                      months after purchase.

Fund Expense Levels      Lower annual expenses        Higher annual expenses        Higher annual            Lower annual expenses
                         than Class B or Class C      than Class A and Class I      expenses than Class A    than Class A, Class B,
                         Shares. Higher annual        Shares.                       and Class I Shares.      or Class C Shares.
                         expenses than Class I
                         Shares.

Four classes of the Fund's shares are offered in this Prospectus - Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class B Shares are not available for new purchases, other than exchanges from Class B Shares of other Gabelli/GAMCO funds (Class B Shares of the SmallCap Equity Fund however, are not available for such exchanges). Class I Shares are available to foundations, endowments, institutions, and employee benefit plans ("Employee Benefit Plans"). The minimum investment for Class I Shares is $500,000 and the investor purchases the Shares directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor") or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. The minimum is waived for Employee Benefit Plans with assets of at least $50 million. The Distributor or its affiliates may accept, in their sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet these qualification requirements. The table that follows summarizes the differences among the classes of shares.

     - A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.

     - A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

     - A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on each Fund's average daily net assets attributable to the particular class of shares.

              IF YOU...                        THEN YOU SHOULD CONSIDER...
-------------------------------------   ----------------------------------------
-    qualify for a reduced or waived    purchasing Class A Shares instead of
     front-end sales load               Class B Shares or Class C Shares

-    do not qualify for a reduced or    purchasing Class C Shares instead of
     waived front-end sales load and    either Class A Shares or Class B Shares
     intend to hold your shares for
     only a few years

-    do not qualify for a reduced or    purchasing Class A Shares instead of
     waived front-end sales load and    either Class B Shares or Class C Shares
     intend to hold your shares
     indefinitely

-    are an eligible institution and    purchasing Class I Shares
     wish to purchase at least
     $500,000 worth of shares

In selecting a class of shares in which to invest, you should consider:

     -    the length of time you plan to hold the shares;

     - the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if a Fund's assets increase in value and decreases if a Fund's assets decrease in value;

     - whether you qualify for a reduction or waiver of the Class A sales charge;

     - that Class B Shares convert to Class A Shares approximately ninety-six months after purchase;

     -    that new investments in Class B Shares are no longer available; and

     - whether you qualify to purchase Class I Shares (direct institutional purchases of $500,000 or more).

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describe information or records you may need to provide to the Funds or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of the Funds' shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info"). You should consider the information below as a guide only, as the decision on which share class is best for you depends on your individual needs and circumstances.

SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

                                    SALES CHARGE      SALES CHARGE      REALLOWANCE
                                    AS % OF THE         AS % OF             TO
AMOUNT OF INVESTMENT              OFFERING PRICE*   AMOUNT INVESTED   BROKER-DEALERS
--------------------              ---------------   ---------------   --------------
Under $100,000.................        4.00%             4.17%             3.50%
$100,000 but under $250,000....        3.00%             3.09%             2.50%
$250,000 but under $500,000....        2.00%             2.04%             1.75%
$500,000 but under $1 million..        1.00%             1.01%             0.75%
$1 million or more.............        none              none              0.50%

----------
*    Includes front-end sales load

No sales charge is imposed on reinvestment of dividends or distributions selected in advance of the distributions.

BREAKPOINTS OR VOLUME DISCOUNTS

The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $100,000 or more in Class A Shares of the Funds, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply, if shares are redeemed within twenty-four months after purchase.

SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES.

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule listed above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Funds use the current net asset value per share ("NAV") of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter of Intent ("Letter") to your broker or the Distributor, you may make purchases of Class A Shares of that Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS. In order for you to take advantage of sales charge reductions, you or your broker must notify the Funds that you qualify for a reduction. Without notification, the Funds are unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Funds to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Funds or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

     -    all of your accounts at the Funds or a broker;

     -    any account of yours at another broker; and

     - accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.

INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of each Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York Mellon Corporation, Boston Financial Data Services, Inc., State Street Bank and Trust Company, the Fund's Transfer Agent ("State Street"), PNC Global Investment Servicing (U.S.) Inc., (formerly PFPC Inc.) and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse, and a sibling's children; (3) any other investment company in connection with the combination of such company with a Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund(s) and who wish to reinvest in that Fund, provided the reinvestment is made within 45 days of the redemption;
(5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund(s) or an intermediary; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund(s); (8) any unit investment trusts registered under the 1940 Act, as amended, which have shares of the Fund(s) as a principal investment; (9) investment advisory clients of GAMCO Asset Management Inc. and their immediate families; (10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser;
(11) financial institutions purchasing Class A Shares of the Fund(s) for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

CONTINGENT DEFERRED SALES CHARGES

You will pay a CDSC when you redeem:

     - Class A Shares within approximately twenty-four months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase;

     -    Class B Shares within approximately seventy-two months of buying them;
          and

     -    Class C Shares within approximately twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

                         CLASS B SHARES
YEARS SINCE PURCHASE          CDSC
----------------------   --------------
First                         5.00%
Second                        4.00%
Third                         3.00%
Fourth                        3.00%
Fifth                         2.00%
Sixth                         1.00%
Seventh and thereafter        0.00%

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of a Fund at the time of sale to brokers who initiate and are responsible for purchases of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

     - redemptions and distributions from retirement plans made after the death or disability of a shareholder;

     - minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

     -    involuntary redemptions made by the Funds;

     - a distribution from a tax-deferred retirement plan after your retirement; and

     - returns of excess contributions to retirement plans following the shareholder's death or disability.

CONVERSION FEATURE - CLASS B SHARES:

     - Class B Shares automatically convert to Class A Shares of a Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.

     - After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

     - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

     - The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

     - If you exchange Class B Shares of one Fund for Class B Shares of another Fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Board may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

RULE 12B-1 PLAN. Each Fund has adopted a plan under Rule 12b-1 for Class A, Class B, and Class C Shares of each Fund (each a "Plan"). Under each Plan, each Fund may use its assets to finance activities relating to the sale of its Class A, Class B, and Class C Shares and the provision of certain shareholder services. To the extent any activity is one that a Fund may finance without a distribution plan, each Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations.

For the Class A, Class B, and Class C Shares covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:

                      CLASS A      CLASS B   CLASS C
                    ------------   -------   -------
Service Fees            None        0.25%     0.25%
Distribution Fees   0.50%/0.35%*    0.75%     0.75%

----------
*    Intermediate Bond Fund only

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because payments under the Plan are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                               PURCHASE OF SHARES

You can purchase the Funds' shares on any Business Day. You may purchase shares directly through registered broker-dealers, banks, or other financial intermediaries that have entered into appropriate selling agreements with the Funds' Distributor. In addition, certain investors who qualify may purchase Class I Shares of the Funds directly from the Funds' Distributor.

Presently, Class B Shares may only be acquired through an exchange of Class B Shares of another Gabelli/GAMCO fund (except for Class B Shares of the SmallCap Equity Fund which are no longer available for such exchanges) or through reinvestment of dividends or distributions by existing shareholders.

The broker-dealer, bank, or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.

BY MAIL OR IN PERSON. Your broker-dealer, bank, or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.

BY MAIL                                 BY PERSONAL DELIVERY
-------                                 --------------------
THE GABELLI FUNDS                       THE GABELLI FUNDS
P.O. BOX 8308                           C/O BFDS
BOSTON, MA 02266-8308                   30 DAN ROAD
                                        CANTON, MA 02021-2809

BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

                      STATE STREET BANK AND TRUST COMPANY
                     225 FRANKLIN STREET, BOSTON, MA 02110
                       ABA #011-0000-28 REF DDA #99046187
                     RE: GAMCO WESTWOOD ______________ FUND
                          ACCOUNT # __________________
                         ACCOUNT OF [REGISTERED OWNERS]

If you are making an initial purchase of Class I Shares, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Funds' Transfer Agent, State Street, will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell their shares based on the NAV next determined after the time as of which the Funds receive your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of the NAV, as described under "Classes of Shares-Sales Charge-Class A Shares."

MINIMUM INVESTMENTS. For all Funds except the Mighty Mites Fund, your minimum initial investment must be at least $1,000 for Class A, Class B, and Class C Shares. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" under "Additional Purchase Information for Class A, Class B, and Class C Shares" regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for plans with assets of at least $50 million. The Distributor or its affiliates may accept, in their sole discretion, investments in Class I Shares from purchases that do not meet these minimum requirements.

There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

The minimum initial investment in the Mighty Mites Fund is $10,000 for all accounts. There is no minimum for subsequent investments. The Distributor may waive the minimum investment requirement under certain circumstances which may include purchases by clients of GAMCO Asset Management, Inc., customers of the Distributor, and existing shareholders of other Gabelli/GAMCO Funds who have purchased their shares directly through the Distributor or the Fund's Transfer Agent.

ADDITIONAL PURCHASE INFORMATION

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRAs, "Roth" IRAs, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans; the Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.

GENERAL. State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Funds' best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Funds' minimum purchase requirements. The Funds also offer another class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Trust, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Trust verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. Subject to tax limitations and approval by the Board, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for these programs generally representing savings experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

In addition to amounts paid to brokers, dealers, or financial intermediaries as a re-allowance of a portion of the sales commission, the Adviser or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Funds' distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds, and/or to promote retention of their customers' assets in the Funds. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Funds' shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund and/or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund(s) attributable to the particular firm depending on the nature and level of services and other factors.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Funds' Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call your financial intermediary or 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Funds to suspend redemptions.

The Funds redeem their shares based on the NAV next determined after the time as of which the Funds receive your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges" or a redemption fee as described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or other financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time after the time as of which the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Funds' shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In addition, some of the Funds invest in small capitalization and micro-capitalization securities. Such securities are typically less liquid and more thinly-traded than securities of large capitalization issuers. Developments affecting issuers of thinly-traded or less liquid securities will not be reflected in their market price until the security again trades in the marketplace. Frequent traders may seek to exploit this delay by engaging in price arbitrage, in this case by buying or selling shares of the Fund prior to the time of the adjustment of the market price of securities in its portfolio. This may result in the dilution in the value of the Funds' shares. Additionally, some of the Funds have a small asset size and frequent purchases and redemptions can have a negative impact on remaining shareholders in the Fund.

In order to discourage frequent short-term trading in their shares, the Mighty Mites Fund, SmallCap Equity Fund and Income Fund (the "Redemption Fee Funds") impose a 2.00% redemption fee (short-term trading fee) on shares that are purchased and redeemed or exchanged within seven (7) days or less after the date of a purchase (the "Redemption Fee"). The Redemption Fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The Redemption Fee is not a sales charge; it is retained by the Redemption Fee Funds and does not benefit the Adviser or any other third party. For purposes of computing the Redemption Fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Redemption Fee Funds' exchange privilege. The Redemption Fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Redemption Fee Fund (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Redemption Fee Funds or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place. While the Redemption Fee Funds have entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Redemption Fee Funds with information relating to its customers investing in the Redemption Fee Funds through non-disclosed or omnibus accounts, the Redemption Fee Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Redemption Fee Funds are required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Redemption Fee Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Redemption Fee Funds' policies. Subject to the exclusions discussed above, the Redemption Fee Funds seek to apply these policies uniformly.

The Redemption Fee Funds continue to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Redemption

Fee Funds' view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Funds and to limit, delay, or impose other conditions on exchanges or purchases. The Redemption Fee Funds have adopted a policy of seeking to minimize short-term trading of their shares and monitor purchase and redemption activities to assist in minimizing short-term trading.

In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to:
THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. Each Fund may redeem all shares in your account (other than an IRA) if the value of your investment in that Fund falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and the Fund will allow 30 days for you to increase the value of your account to at least $1,000.

REINSTATEMENT PRIVILEGE. A shareholder in any Fund who has redeemed Class A shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within 45 days of the original redemption. A redemption is a taxable transaction and gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired if those shares are acquired within 30 days of the redemption. See "Tax Information" for an explanation of circumstances in which sales loads paid to acquire shares of the Funds may be taken into account in determining gain or loss on the disposition of those shares.

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While a Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION IN KIND. In certain circumstances, the Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities only in the rare instance that the Trust's Board believes that it would be in a Fund's best interest not to pay redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of each Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAV (except that Class B Shares of the SmallCap Equity Fund may not be acquired through such exchange). You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. Each Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or any investor at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

In effecting an exchange:

     - you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

     - if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

     - if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

     -    you may realize a taxable gain or loss;

     - you should read the Prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the Prospectus; and

     - you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares through a registered broker-dealer, banker, or other financial intermediary by telephone, by mail, or over the Internet.

     - EXCHANGE BY TELEPHONE. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

     - EXCHANGE BY MAIL. You may send a written request for exchanges to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

     - EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker and does not benefit the Funds or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The NAV of each Fund's shares is calculated on each Business Day. The NYSE is open Monday through

Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. NAV of each class of each Fund is computed by dividing the value of the applicable Fund's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV of each class next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income will be paid annually by the Mighty Mites Fund, the SmallCap Equity Fund, and the Equity Fund and quarterly by the Income Fund and the Balanced Fund. The

Intermediate Bond Fund will declare distributions of such income daily and pay those dividends monthly. Each Fund intends to distribute, at least annually, substantially all net realized capital gains. Dividends and distributions may differ for different classes of shares. Dividends and distributions will be automatically reinvested for your account at NAV in additional shares of the Funds, unless you instruct the Funds to pay all dividends and distributions in cash. If you elect to receive cash distributions, you must instruct the Funds either to credit the amounts to your brokerage account or to pay the amounts to you by check. Shares purchased through dividend reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There are no sales or other charges by a Fund in connection with the reinvestment of distributions. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different Funds and for different classes of shares. Dividends and capital gain distributions will be taxable to you whether paid in cash or reinvested in additional shares.

                                 TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income and net capital gains. Capital gains may be taxed at different rates depending on the length of time the Funds hold the securities giving rise to such capital gains, not the length of time you have held your shares. Dividends out of investment company taxable income and distributions of net short-term capital gains (i.e., gains from securities held by the Funds for one year or less) are taxable to you as ordinary income, except that certain qualified dividends are eligible for a reduced rate under current law to the extent of qualified dividend income received by a Fund from its portfolio investments. Distributions from REITs generally are not qualified dividends. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal, state, and local taxes.

You will recognize a taxable gain or loss upon the sale, exchange, or redemption of shares in a Fund equal to the difference between the amount realized and your adjusted tax basis on the shares sold, exchanged, or redeemed. However, if you receive a capital gain dividend and sell shares after holding them for six months or less, then any loss realized on the sale will be treated as a long-term capital loss to the extent of such capital gain dividend. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable. Each Fund is required under the withholding rules, subject to certain exemptions, to withhold currently at a rate of 28% from dividends paid or credited to shareholders and from the proceeds from the redemption of Fund shares if a correct taxpayer identification number, certified when required, is not on file with the Fund, or if the Fund or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding. Corporate shareholders are not subject to back-up withholding. In addition, foreign shareholders may be subject to a U.S. federal withholding tax on dividends and distributions, which may be reduced or eliminated by treaty.

State and local taxes may be different from the federal consequences described above.

Please consult the SAI for further discussion of federal income tax considerations.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this

Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Funds based on your particular circumstances.

                     MAILINGS TO SHAREHOLDERS AND E-DELIVERY

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions within 30 days of your request. Each Fund offers electronic delivery of Fund documents. Direct shareholders of each Fund can elect to receive a Fund's annual, semi-annual, and quarterly Fund reports, manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Funds' website at www.gabelli.com. Shareholders who purchased the Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

                              FINANCIAL HIGHLIGHTS


The financial highlights table for each Fund is intended to help you understand the financial performance of each Fund for the past five fiscal years. The total returns in the tables represent the rates that an investor would have earned or lost on an investment in each Fund's Class A, Class B, Class C, or Class I Shares (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements and related notes, is included in the Funds' annual report, which is available upon request. Selected data for a share of beneficial interest outstanding throughout each period:


                      GAMCO WESTWOOD MIGHTY MITES(SM) FUND


                                    OPERATING PERFORMANCE                       DISTRIBUTIONS TO SHAREHOLDERS
                           ---------------------------------------   --------------------------------------------------
                                              Net
                                            Realized
                                              and
               Net Asset        Net        Unrealized      Total                      Net
                 Value,     Investment        Gain         From          Net        Realized     Return
Period Ended   Beginning      Income       (Loss) on    Investment   Investment     Gain on       of          Total
September 30   of Period   (Loss)(a)(b)   Investments   Operations     Income     Investments   Capital   Distributions
------------   ---------   ------------   -----------   ----------   ----------   -----------   -------   -------------
CLASS A
2009             $13.26       $(0.10)        $ 0.47       $ 0.37           --       $(0.29)      $(0.02)     $(0.31)
2008              16.94        (0.04)         (2.10)       (2.14)      $(0.07)       (1.47)          --       (1.54)
2007              15.94         0.36           3.10         3.46           --        (2.46)          --       (2.46)
2006              16.70        (0.10)          1.36         1.26           --        (2.02)          --       (2.02)
2005              15.08        (0.06)          2.97         2.91           --        (1.29)          --       (1.29)
CLASS B
2009             $12.63       $(0.14)        $ 0.41       $ 0.27           --       $(0.29)      $(0.02)     $(0.31)
2008              16.21        (0.10)         (2.01)       (2.11)          --        (1.47)          --       (1.47)
2007              15.43        (0.06)          3.30         3.24           --        (2.46)          --       (2.46)
2006              16.31        (0.15)          1.29         1.14           --        (2.02)          --       (2.02)
2005              14.82        (0.14)          2.92         2.78           --        (1.29)          --       (1.29)
CLASS C
2009             $12.55       $(0.15)        $ 0.42       $ 0.27           --       $(0.29)      $(0.02)     $(0.31)
2008              16.13        (0.10)         (2.00)       (2.10)      $(0.01)       (1.47)          --       (1.48)
2007              15.35         0.10           3.14         3.24           --        (2.46)          --       (2.46)
2006              16.24        (0.15)          1.28         1.13           --        (2.02)          --       (2.02)
2005              14.77        (0.14)          2.90         2.76           --        (1.29)          --       (1.29)
CLASS I
2009             $13.44       $(0.06)        $ 0.48       $ 0.42           --       $(0.29)      $(0.02)     $(0.31)
2008(g)           13.96         0.03          (0.55)       (0.52)          --           --           --          --

                                                                   RATIOS TO AVERAGE NET  ASSETS/
                                                                           SUPPLEMENTAL DATA
                                                         ---------------------------------------------------
                                                                       Operating     Operating
                                                 Net                   Expenses       Expenses
                              Net              Assets,                  Net of         Before
                             Asset              End of      Net        Waivers/       Waivers/
                            Value,              Period   Investment   Reimburse-     Reimburse-    Portfolio
Period Ended   Redemption   End of    Total      (in       Income       ments/         ments/       Turnover
September 30     Fees(a)    Period   Return+    000's)    (Loss)(b)   Reductions   Reductions(c)     Rate++
------------   ----------   ------   -------   -------   ----------   ----------   -------------   ---------
CLASS A
2009            $ 0.00(d)   $13.32      3.4%   $16,187     (0.90)%       1.90%       1.91%(e)(f)      32%
2008              0.00(d)    13.26    (13.5)     6,134     (0.27)        1.96        1.96(e)          18
2007              0.00(d)    16.94     23.8      2,246      2.13         1.89        1.89(e)          21
2006                --       15.94      8.7          3     (0.63)        1.86        1.86(e)           4
2005              0.00(d)    16.70     20.1         41     (0.41)        1.75        2.00              9
CLASS B
2009            $ 0.00(d)   $12.59      2.8%   $   116     (1.34)%       2.40%       2.41%(e)(f)      32%
2008              0.00(d)    12.63    (13.9)       169     (0.73)        2.46        2.46(e)          18
2007              0.00(d)    16.21     23.0        422     (0.40)        2.39        2.39(e)          21
2006                --       15.43      8.1        452     (1.00)        2.36        2.36(e)           4
2005              0.00(d)    16.31     19.6        433     (0.89)        2.25        2.49              9
CLASS C
2009            $ 0.00(d)   $12.51      2.8%   $13,566     (1.42)%       2.40%       2.41%(e)(f)      32%
2008              0.00(d)    12.55    (13.9)     4,671     (0.78)        2.46        2.46(e)          18
2007              0.00(d)    16.13     23.2      2,041      0.65         2.39        2.39(e)          21
2006                --       15.35      8.1        311     (1.01)        2.36        2.36(e)           4
2005              0.00(d)    16.24     19.5        327     (0.91)        2.25        2.49              9
CLASS I
2009            $ 0.00(d)   $13.55      3.7%   $12,528     (0.48)%       1.40%       1.41%(e)(f)      32%
2008(g)           0.00(d)    13.44     (3.7)       893      0.26(h)      1.46(h)     1.46(e)(h)       18

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended September 30, 2007 would have been 23%. The portfolio turnover rate for the years ended 2006 and 2005 would have been as shown. Also, for the year ended September 30, 2009, the calculation of the portfolio turnover rate excluded the value of securities acquired from purchases in connection with the Fund's Reorganization.

(a)  Per share data is calculated using the average shares outstanding method.

(b) Due to capital share activity, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.

(c) Prior to the period beginning October 1, 2005, fees and expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(d)  Amount represents less than $0.005 per share.

(e) The Fund incurred interest expense during the year ended September 30, 2006. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.82% (Class A), 2.32% (Class B and Class C), respectively. For the years ended September 30, 2009, 2008, and 2007, the effect of interest expense was minimal.


(f) Before advisory fee reduction on unsupervised assets totaling 0.01% of net assets.


(g) From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(h)  Annualized.

                       GAMCO WESTWOOD SMALLCAP EQUITY FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                                                        DISTRIBUTIONS TO
                                   OPERATING PERFORMANCE                  SHAREHOLDERS
                           -------------------------------------   --------------------------
                                            Net
                                          Realized
                                            and
               Net Asset       Net      Unrealized      Total
                 Value,    Investment      Gain         From          Net
Period Ended   Beginning      Income     (Loss) on    Investment   Investment       Total       Redemption
September 30   of Period    (Loss)(a)   Investments   Operations     Income     Distributions     Fees(a)
------------   ---------   ----------   -----------   ----------   ----------   -------------   ----------
CLASS A
2009             $11.88      $(0.09)      $(0.32)       $(0.41)          --            --            --
2008              14.89       (0.06)       (2.95)        (3.01)          --            --            --
2007              12.45       (0.09)        2.67          2.58       $(0.14)       $(0.14)           --
2006              11.25        0.13         1.07          1.20           --            --            --
2005               9.07       (0.04)        2.22          2.18           --            --        $(0.00)(d)
CLASS B
2009             $11.46      $(0.12)      $(0.33)       $(0.45)          --            --            --
2008              14.44       (0.12)       (2.86)        (2.98)          --            --            --
2007              12.03       (0.15)        2.60          2.45       $(0.04)       $(0.04)           --
2006              10.93        0.05         1.05          1.10           --            --            --
2005               8.86       (0.08)        2.15          2.07           --            --        $(0.00)(d)
CLASS C
2009             $11.36      $(0.12)      $(0.33)       $(0.45)          --            --            --
2008              14.31       (0.12)       (2.83)        (2.95)          --            --            --
2007              11.97       (0.14)        2.57          2.43       $(0.09)       $(0.09)           --
2006              10.87        0.09         1.01          1.10           --            --            --
2005               8.99       (0.13)        2.01          1.88           --            --        $(0.00)(d)
CLASS I
2009             $12.00      $(0.04)      $(0.31)       $(0.35)          --            --            --
2008(e)           12.92       (0.01)       (0.91)        (0.92)          --            --            --

                                                        RATIOS TO AVERAGE NET ASSETS/
                                                              SUPPLEMENTAL DATA
                                             ---------------------------------------------------
                                     Net                   Operating     Operating
                 Net               Assets,                 Expenses      Expenses
                Asset               End of      Net         Net of        Before
                Value,              Period   Investment    Waivers/      Waivers/      Portfolio
Period Ended    End of    Total      (in       Income     Reimburse-    Reimburse-     Turnover
September 30    Period   Return+    000's)     (Loss)      ments++      ments+++(b)    Rate++++
------------   -------   -------   -------   ----------   ----------   ------------   ---------
CLASS A
2009            $11.47     (3.5)%   $2,200     (0.98)%      1.75%(c)      3.05%            55%
2008             11.88    (20.2)       703     (0.49)       1.76(c)       2.80            123
2007             14.89     20.9        778     (0.62)       1.75          2.28             90
2006             12.45     10.7        403      1.04        1.75          2.06             81
2005             11.25     24.0        131     (0.35)       1.75          2.63            108
CLASS B
2009            $11.01     (3.9)%   $    5     (1.43)%      2.25%(c)      3.55%            55%
2008             11.46    (20.6)         5     (0.97)       2.26(c)       3.30            123
2007             14.44     20.4          7     (1.05)       2.25          2.78             90
2006             12.03     10.1          6      0.44        2.25          2.56             81
2005             10.93     23.4         10     (0.81)       2.25          3.11            108
CLASS C
2009            $10.91     (4.0)%   $  345     (1.43)%      2.25%(c)      3.55%            55%
2008             11.36    (20.6)       196     (0.94)       2.26(c)       3.30            123
2007             14.31     20.4        298     (1.04)       2.25          2.78             90
2006             11.97     10.1        238      0.74        2.25          2.56             81
2005             10.87     20.9        0.1     (1.40)       2.25          2.67            108
CLASS I
2009            $11.65     (2.9)%   $  306     (0.47)%      1.25%(c)      2.55%            55%
2008(e)          12.00     (7.1)       165     (0.06)(f)    1.26(c)(f)    2.30(f)         123


----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.


++ The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian ("Custodian Fee Credits"). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits, and the ratios reflecting the reduction for Custodian Fee Credits were shown in a separate column entitled "Operating Expenses Net of Waivers/Reimbursements/Custodian Fee Credits." If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 1.75%, 1.83%, 1.96%, 1.96% and 1.81%, respectively for Class A Shares, 2.25%, 2.33%, 2.46%, 2.46% and 2.31%, respectively for Class B Shares, 2.25%, 2.33%, 2.46%, 2.46% and 2.31%, respectively for Class C Shares, and 1.25% and 1.36%, respectively for Class I Shares.



+++ The ratios include a reduction for Custodian Fee Credits. Historically, the ratios reflected operating expenses before the reduction for waivers/reimbursements and Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 3.05%, 2.87%, 2.49%, 2.27% and 2.69%, respectively for Class A Shares, 3.55%, 3.37%, 2.99%, 2.77%, and 3.17%, respectively for Class B Shares, 3.55%, 3.37%, 2.99%, 2.77%, and 2.73%, respectively for
     Class C Shares, and 2.55% and 2.40%, respectively for Class I Shares.


++++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended September 30, 2007, 2006, and 2005 would have been as shown.

(a)  Per share data is calculated using the average shares outstanding method.

(b) During the period, fees and expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.


(c) The Fund incurred interest expense of $682 during the year ended September 30, 2008. A portion of this interest expense was paid for by prior year custodian fee credits. The impact to the ratios of operating expenses to the average net assets was minimal. If interest expense had not been incurred, the ratio of operating expenses to the average net assets would have been 1.75% (Class A), 2.25% (Class B and Class C), and 1.25% (Class
     I), respectively. For the year ended September 30, 2009, the effect of interest expense was minimal.


(d)  Amount represents less than $0.005 per share.

(e) From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(f)  Annualized.

                           GAMCO WESTWOOD INCOME FUND

Selected data for a share of beneficial interest outstanding throughout each period:


                                   OPERATING PERFORMANCE                      DISTRIBUTIONS TO SHAREHOLDERS
                           -------------------------------------   --------------------------------------------------
                                          Realized
                                            and
               Net Asset       Net       Unrealized      Total                      Net
                 Value,    Investment       Gain         From          Net        Realized     Return
Period Ended   Beginning     Income      (Loss) on    Investment   Investment     Gain on       of          Total
September 30   of Period       (a)      Investments   Operations     Income     Investments   Capital   Distributions
------------   ---------   ----------   -----------   ----------   ----------   -----------   -------   -------------
CLASS A
2009             $ 8.12       $0.08       $(0.81)       $(0.73)      $(0.17)          --       $(0.02)     $(0.19)
2008              10.54        0.24        (2.11)        (1.87)       (0.32)      $(0.21)       (0.02)      (0.55)
2007              12.34        0.50         0.59          1.09        (0.44)       (2.45)          --       (2.89)
2006              16.76        0.54        (0.32)         0.22        (0.31)       (4.33)          --       (4.64)
2005              14.33        0.29         3.13          3.42        (0.26)       (0.73)          --       (0.99)
CLASS C
2009             $ 8.65       $0.11       $(0.91)       $(0.80)      $(0.13)          --       $(0.02)     $(0.15)
2008              11.22        0.20        (2.26)        (2.06)       (0.28)      $(0.21)       (0.02)      (0.51)
2007              12.98        0.38         0.71          1.09        (0.40)       (2.45)          --       (2.85)
2006              17.26        0.50        (0.32)         0.18        (0.13)       (4.33)          --       (4.46)
2005              14.66        0.25         3.17          3.42        (0.09)       (0.73)          --       (0.82)
CLASS I
2009             $ 7.85       $0.19       $(0.85)       $(0.66)      $(0.20)          --       $(0.02)     $(0.22)
2008(e)            9.14        0.18        (1.18)        (1.00)       (0.27)          --        (0.02)      (0.29)

                                                           RATIOS TO AVERAGE NET  ASSETS/SUPPLEMENTAL DATA
                                                         --------------------------------------------------
                                                 Net                   Operating     Operating
                              Net              Assets,                 Expenses      Expenses
                             Asset              End of                  Net of        Before
                            Value,              Period       Net       Waivers/      Waivers/     Portfolio
Period Ended   Redemption   End of    Total      (in     Investment   Reimburse-    Reimburse-     Turnover
September 30     Fees(a)    Period   Return+    000's)     Income       ments++     ments+++(b)    Rate++++
------------   ----------   ------   -------   -------   ----------   ----------   ------------   ---------
CLASS A
2009                --      $ 7.20     (8.4)%    $ 77       1.28%       1.75%(c)       3.18%          14%
2008                --        8.12    (18.3)       51       2.53        1.76(c)        2.66           28
2007                --       10.54      9.7        80       4.45        1.75           2.19           64
2006                --       12.34      3.2        97       4.21        1.75           2.12          141
2005            $ 0.00(d)    16.76     24.6        93       1.87        1.75           2.91           58
CLASS C
2009                --      $ 7.70     (8.8)%    $261       1.68%       2.25%(c)       3.68%          14%
2008                --        8.65    (18.8)      319       1.99        2.26(c)        3.16           28
2007                --       11.22      9.1       397       3.35        2.25           2.68           64
2006                --       12.98      2.8        16       3.71        2.25           2.62          141
2005            $ 0.00(d)    17.26     23.9        16       1.56        2.25           3.29           58
CLASS I
2009                --      $ 6.97     (7.8)%    $ 59       3.13%       1.25%(c)       2.68%          14%
2008(e)             --        7.85    (11.2)      118       2.82(f)     1.26(c)(f)     2.16(f)        28


----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.


++ The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian ("Custodian Fee Credits"). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits, and the ratios reflecting the reduction for Custodian Fee Credits were shown in a separate column entitled "Operating Expenses Net of Waivers/Reimbursements/Custodian Fee Credits." If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 1.88%, 1.83%, 2.01%, 1.90% and 1.87%, respectively for Class A Shares, 2.38%, 2.33%, 2.51%, 2.40% and 2.37%, respectively for Class C Shares, and 1.38% and 1.36%, respectively for Class I Shares.



+++ The ratios include a reduction for Custodian Fee Credits. Historically, the ratios reflected operating expenses before the reduction for waivers/reimbursements and Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 3.31%, 2.73%, 2.45%, 2.27% and 3.03%, respectively for Class A Shares, 3.81%, 3.23%, 2.94%, 2.77% and 3.41%, respectively for Class C Shares, and 2.81% and 2.26%, respectively for Class I Shares.



++++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended September 30, 2007, 2006, and 2005 would have been as shown.


(a)  Per share data is calculated using the average shares outstanding method.

(b) During the period, fees and expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.


(c) The Fund incurred interest expense of $1,169 and $4,188 during the years ended September 30, 2009 and September 30, 2008, respectively. All of the interest expense for 2009 and a portion of this interest expense in 2008 was paid for by prior year custodian fee credits. This would impact the ratios of operating expenses to the average net assets by 0.02% and 0.03% for all Classes, respectively. If interest expense had not been incurred, the ratios of operating expenses to the average net assets would have been
     1.73 and 1.75% (Class A), 2.23% and 2.25% (Class C), and 1.23% and 1.25%
     (Class I), respectively.


(d)  Amount represents less than $0.005 per share.

(e) From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(f)  Annualized.

                           GAMCO WESTWOOD EQUITY FUND

Selected data for a share of beneficial interest outstanding throughout each period:



                               OPERATING PERFORMANCE            DISTRIBUTIONS TO SHAREHOLDERS
                       ------------------------------------ ------------------------------------
                                        Net
                                     Realized
             Net Asset     Net         and          Total                  Net
               Value,  Investment   Unrealized      from        Net      Realized
Period Ended Beginning   Income   Gain (Loss) on Investment Investment   Gain on       Total
September 30 of Period  (Loss)(a)   Investments  Operations   Income   Investments Distributions
------------ --------- ---------- -------------- ---------- ---------- ----------- -------------
CLASS A
2009           $ 9.11  $ 0.06         $(1.43)      $(1.37)    $(0.05)        --       $(0.05)
2008            12.57    0.05          (1.89)       (1.84)     (0.04)    $(1.58)       (1.62)
2007            12.45    0.01           2.15         2.16      (0.02)     (2.02)       (2.04)
2006            11.05    0.03           1.41         1.44      (0.04)        --        (0.04)
2005             9.28    0.06           1.75         1.81      (0.04)        --        (0.04)
CLASS B
2009           $ 8.95  $ 0.04         $(1.45)      $(1.41)        --         --           --
2008            12.36   (0.00)(b)      (1.83)       (1.83)        --     $(1.58)      $(1.58)
2007            12.31   (0.05)          2.12         2.07         --      (2.02)       (2.02)
2006            10.96   (0.02)          1.40         1.38     $(0.03)        --        (0.03)
2005             9.21   (0.00)(b)       1.75         1.75         --         --           --
CLASS C
2009           $ 8.95  $ 0.02         $(1.44)      $(1.42)    $(0.04)        --       $(0.04)
2008            12.36   (0.00)(b)      (1.83)       (1.83)        --     $(1.58)       (1.58)
2007            12.31   (0.05)          2.12         2.07         --      (2.02)       (2.02)
2006            10.97   (0.03)          1.40         1.37      (0.03)        --        (0.03)
2005             9.24   (0.01)          1.77         1.76      (0.03)        --        (0.03)
CLASS I
2009           $ 9.23  $ 0.10         $(1.49)      $(1.39)    $(0.11)        --       $(0.11)
2008(c)         10.35    0.07          (1.19)       (1.12)        --         --           --

                                                         RATIOS TO AVERAGE
                                                    NET ASSETS/SUPPLEMENTAL DATA
                                                  -------------------------------

                          Net              Net
                         Asset           Assets,      Net
                        Value,           End of   Investment            Portfolio
Period Ended Redemption End of  Total    Period     Income    Operating  Turnover
September 30   Fees(a)  Period Return+ (in 000's)   (Loss)   Expenses++  Rate+++
------------ ---------- ------ ------- ---------- ---------- ---------- ---------
CLASS A
2009             --     $ 7.69 (15.0)%   $6,131     0.89%      1.82%       111%
2008             --       9.11 (16.6)     5,079     0.47       1.72         71
2007             --      12.57  19.5      3,527     0.12       1.72         58
2006             --      12.45  13.1      2,780     0.27       1.75         73
2005         $(0.00)(b)  11.05  19.6      2,267     0.59       1.74         59
CLASS B
2009             --     $ 7.54 (15.8)%   $    6     0.57%      2.32%       111%
2008             --       8.95 (16.7)        13    (0.01)      2.22         71
2007             --      12.36  18.8         23    (0.39)      2.22         58
2006             --      12.31  12.6         32    (0.20)      2.25         73
2005         $(0.00)(b)  10.96  19.0         30    (0.01)      2.24         59
CLASS C
2009             --     $ 7.49 (15.8)%   $1,067     0.37%      2.32%       111%
2008             --       8.95 (16.7)       736    (0.02)      2.22         71
2007             --      12.36  18.8        320    (0.39)      2.22         58
2006             --      12.31  12.6        316    (0.28)      2.25         73
2005         $(0.00)(b)  10.97  19.1        149    (0.06)      2.24         59
CLASS I
2009             --     $ 7.73 (15.0)%   $  691     1.44%      1.32%       111%
2008(c)          --       9.23 (10.8)       797     1.00(d)    1.22(d)      71



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.



++ The ratios include a reduction for Custodian Fee Credits. Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 1.84%, 1.74%, 1.77%, 1.79% and 1.76%, respectively for Class A Shares, 2.34%, 2.24%, 2.27%, 2.29% and 2.26%, respectively for Class B Shares, 2.34%, 2.24%, 2.27%, 2.29% and 2.26%, respectively for Class C Shares, and 1.34% and 1.24%, respectively for Class I Shares.



+++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended September 30, 2007, 2006, and 2005 would have been as shown.


(a)  Per share data is calculated using the average shares outstanding method.

(b)  Amount represents less than $0.005 per share.

(c) From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(d)  Annualized.

                          GAMCO WESTWOOD BALANCED FUND

Selected data for a share of beneficial interest outstanding throughout each period:



                               OPERATING PERFORMANCE            DISTRIBUTIONS TO SHAREHOLDERS
                       ------------------------------------ ------------------------------------
                                        Net
                                     Realized
             Net Asset                  and         Total                  Net
               Value,      Net      Unrealized      from        Net      Realized
Period Ended Beginning Investment Gain (Loss) on Investment Investment   Gain on       Total
September 30 of Period  Income(a)   Investments  Operations   Income   Investments Distributions
------------ --------- ---------- -------------- ---------- ---------- ----------- -------------
CLASS A
2009           $10.51     $0.14       $(0.76)      $(0.62)    $(0.15)    $(0.05)      $(0.20)
2008            12.63      0.18        (1.18)       (1.00)     (0.19)     (0.93)       (1.12)
2007            12.87      0.19         1.36         1.55      (0.18)     (1.61)       (1.79)
2006            12.74      0.19         0.95         1.14      (0.16)     (0.85)       (1.01)
2005            11.44      0.17         1.26         1.43      (0.13)        --        (0.13)
CLASS B
2009           $10.60     $0.10       $(0.78)      $(0.68)    $(0.10)    $(0.05)      $(0.15)
2008            12.72      0.13        (1.20)       (1.07)     (0.12)     (0.93)       (1.05)
2007            12.95      0.13         1.37         1.50      (0.12)     (1.61)       (1.73)
2006            12.76      0.13         0.95         1.08      (0.04)     (0.85)       (0.89)
2005            11.43      0.11         1.26         1.37      (0.04)        --        (0.04)
CLASS C
2009           $10.61     $0.10       $(0.77)      $(0.67)    $(0.11)    $(0.05)      $(0.16)
2008            12.74      0.12        (1.19)       (1.07)     (0.13)     (0.93)       (1.06)
2007            12.97      0.13         1.37         1.50      (0.12)     (1.61)       (1.73)
2006            12.78      0.13         0.95         1.08      (0.04)     (0.85)       (0.89)
2005            11.45      0.11         1.26         1.37      (0.04)        --        (0.04)
CLASS I
2009           $10.46     $0.19       $(0.77)      $(0.58)    $(0.19)    $(0.05)      $(0.24)
2008(c)         11.33      0.17        (0.87)       (0.70)     (0.17)        --        (0.17)

                                                         RATIOS TO AVERAGE
                                                    NET ASSETS/SUPPLEMENTAL DATA
                                                  -------------------------------

                          Net              Net
                         Asset           Assets,
                        Value,           End of       Net               Portfolio
Period Ended Redemption End of  Total    Period   Investment  Operating  Turnover
September 30   Fees(a)  Period Return+ (in 000's)   Income   Expenses++  Rate+++
------------ ---------- ------ ------- ---------- ---------- ---------- ---------
CLASS A
2009             --     $ 9.69  (5.8)%   $5,995     1.61%       1.50%      89%
2008             --      10.51  (8.7)     5,639     1.56        1.46       60
2007             --      12.63  13.3      5,519     1.51        1.44       46
2006             --      12.87   9.5      5,596     1.53        1.52       68
2005          $0.00(b)   12.74  12.6      5,658     1.42        1.47       56
CLASS B
2009             --     $ 9.77  (6.3)%   $  105     1.13%       2.00%      89%
2008             --      10.60  (9.1)       125     1.10        1.96       60
2007             --      12.72  12.7        194     1.02        1.94       46
2006             --      12.95   9.0        141     1.02        2.02       68
2005          $0.00(b)   12.76  12.0        138     0.93        1.97       56
CLASS C
2009             --     $ 9.78  (6.2)%   $4,859     1.06%       2.00%      89%
2008             --      10.61  (9.1)     1,389     1.05        1.96       60
2007             --      12.74  12.7      1,003     1.01        1.94       46
2006             --      12.97   9.0        946     1.02        2.02       68
2005          $0.00(b)   12.78  12.0        982     0.92        1.97       56
CLASS I
2009             --     $ 9.64  (5.3)%   $1,451     2.07%       1.00%      89%
2008(c)          --      10.46  (6.2)     1,490     2.14(d)     0.96(d)    60



----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.



++ The ratios include a reduction for Custodian Fee Credits. Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 1.52%, 1.48%, 1.52%, 1.57% and 1.50%, respectively for Class A Shares, 2.02%, 1.98%, 2.02%, 2.07% and 2.00%, respectively for Class B Shares, 2.02%, 1.98%, 2.02%, 2.07% and 2.00%, respectively for Class C Shares, and 1.02% and 0.98%, respectively for Class I Shares.



+++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended September 30, 2005 would have been 55%. The portfolio turnover rate for the years ended 2007 and 2006 would have been as shown.


(a)  Per share data is calculated using the average shares outstanding method.

(b)  Amount represents less than $0.005 per share.

(c) From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(d)  Annualized.

                      GAMCO WESTWOOD INTERMEDIATE BOND FUND

Selected data for a share of beneficial interest outstanding throughout each period:



                               OPERATING PERFORMANCE            DISTRIBUTIONS TO SHAREHOLDERS
                       ------------------------------------ ------------------------------------
                                     Realized
             Net Asset                  and         Total                  Net
               Value,     Net       Unrealized      from        Net      Realized
Period Ended Beginning Investment Gain (Loss) on Investment Investment   Gain on       Total
September 30 of Period  Income(a)   Investments  Operations   Income   Investments Distributions
------------ --------- ---------- -------------- ---------- ---------- ----------- -------------
CLASS A
2009           $10.84     $0.27      $ 0.67        $ 0.94    $(0.27)         --       $(0.27)
2008            10.80      0.34        0.05          0.39     (0.35)         --        (0.35)
2007            10.81      0.39        0.00(c)       0.39     (0.40)         --        (0.40)
2006            10.93      0.39       (0.12)         0.27     (0.38)     $(0.01)       (0.39)
2005            11.18      0.33       (0.16)         0.17     (0.33)      (0.09)       (0.42)
CLASS B
2009           $10.84     $0.20      $ 0.67        $ 0.87    $(0.20)         --       $(0.20)
2008            10.80      0.28        0.03          0.31     (0.27)         --        (0.27)
2007            10.81      0.32        0.00(c)       0.32     (0.33)         --        (0.33)
2006            10.93      0.31       (0.11)         0.20     (0.31)     $(0.01)       (0.32)
2005            11.18      0.26       (0.16)         0.10     (0.26)      (0.09)       (0.35)
CLASS C
2009           $10.31     $0.19      $ 0.65        $ 0.84    $(0.19)         --       $(0.19)
2008            10.28      0.24        0.05          0.29     (0.26)         --        (0.26)
2007            10.31      0.40        0.09          0.49     (0.52)         --        (0.52)
2006            10.82      0.32       (0.36)        (0.04)    (0.46)     $(0.01)       (0.47)
2005            11.17      0.27       (0.12)         0.15     (0.41)      (0.09)       (0.50)
CLASS I
2009           $10.85     $0.31      $ 0.67        $ 0.98    $(0.31)         --       $(0.31)
2008(d)         11.09      0.28       (0.25)         0.03     (0.27)         --        (0.27)

                                                               RATIOS TO AVERAGE
                                                          NET ASSETS/SUPPLEMENTAL DATA
                                                  -------------------------------------------
                                                              Operating  Operating
                          Net              Net                Expenses    Expenses
                         Asset           Assets,               Net of     Before
                        Value,           End of       Net     Waivers/   Waivers/   Portfolio
Period Ended Redemption End of  Total    Period   Investment Reimburse- Reimburse-  Turnover
September 30   Fees(a)  Period Return+ (in 000's)   Income     ments++  ments+++(b)  Rate++++
------------ ---------- ------ ------- ---------- ---------- ---------- ----------- ---------
CLASS A
2009             --     $11.51   8.7%     $523      2.40%      1.10%      1.64%         18%
2008             --      10.84   3.6       101      3.09       1.10       1.79          32
2007             --      10.80   3.7        69      3.64       1.10       1.64          20
2006             --      10.81   2.6        92      3.59       1.10       1.57          35
2005         $(0.00)(c)  10.93   1.6        58      3.00       1.10       1.84          33
CLASS B
2009             --     $11.51   8.0%     $130      1.77%      1.75%      2.29%         18%
2008             --      10.84   2.9        48      2.53       1.75       2.44          32
2007             --      10.80   3.0        93      2.97       1.75       2.29          20
2006             --      10.81   2.0       282      2.87       1.75       2.22          35
2005         $(0.00)(c)  10.93   0.9       381      2.34       1.75       2.49          33
CLASS C
2009             --     $10.96   8.3%     $582      1.76%      1.75%      2.29%         18%
2008             --      10.31   2.8       478      2.29       1.75       2.44          32
2007             --      10.28   4.8        15      3.96       1.75       2.29          20
2006             --      10.31  (0.3)      0.1      3.08       1.75       2.22          35
2005         $(0.00)(c)  10.82   1.4       0.1      2.50       1.75       2.86          33
CLASS I
2009             --     $11.52   9.1%     $322      2.75%      0.75%      1.29%         18%
2008(d)          --      10.85   0.2       363      3.57(e)    0.75(e)    1.44(e)       32


----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.


++ The ratios include a reduction for custodian fee credits on cash balances maintained with the custodian ("Custodian Fee Credits"). Historically, the ratios reflected operating expenses before the reduction for Custodian Fee Credits, and the ratios reflecting the reduction for Custodian Fee Credits were shown in a separate column entitled "Operating Expenses Net of Waivers/Reimbursements/Custodian Fee Credits." If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 1.14%, 1.17%, 1.20%, 1.16% and 1.14%, respectively for Class A Shares, 1.79%, 1.82%, 1.85%, 1.85% and 1.79%, respectively for Class B Shares, 1.79%, 1.82%, 1.85%, 1.81% and 1.79%, respectively for Class C Shares, and 0.79% and 0.84%, respectively for Class I Shares.



+++ The ratios include a reduction for Custodian Fee Credits. Historically, the ratios reflected operating expenses before the reduction for waivers/reimbursements and Custodian Fee Credits. If the ratios did not reflect a reduction for Custodian Fee Credits, the ratios for the past five years would have been 1.68%, 1.86%, 1.74%, 1.63% and 1.88%, respectively for Class A Shares, 2.33%, 2.51%, 2.39%, 2.28% and 2.53%, respectively for Class B Shares, 2.33%, 2.51%, 2.39%, 2.28% and 2.90%, respectively for Class C Shares, and 1.33% and 1.53%, respectively for Class I Shares.



++++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended September 30, 2007, 2006, and 2005 would have been as shown.


(a)  Per share data is calculated using the average shares outstanding method.

(b) During the period, fees and expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(c)  Amount represents less than $0.005 per share.

(d) From the commencement of offering Class I Shares on January 11, 2008 through September 30, 2008.

(e)  Annualized.

                      This Page Left Blank Intentionally.

               THE GAMCO WESTWOOD FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The GAMCO Westwood Funds is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Teton Advisors, Inc., which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GAMCO WESTWOOD FUNDS CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

- INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

- INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

                            THE GAMCO WESTWOOD FUNDS

                      GAMCO WESTWOOD MIGHTY MITES(SM) FUND
                       GAMCO WESTWOOD SMALLCAP EQUITY FUND
                           GAMCO WESTWOOD INCOME FUND
                           GAMCO WESTWOOD EQUITY FUND
                          GAMCO WESTWOOD BALANCED FUND
                     GAMCO WESTWOOD INTERMEDIATE BOND FUND

                           CLASS A, B, C, AND I SHARES

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' semi-annual and audited annual reports to shareholders contain additional information on each of the Fund's investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Funds by mail, toll-free phone or the internet as follows:

                            The GAMCO Westwood Funds
                              One Corporate Center
                            Rye, New York 10580-1422
                             Telephone: 800-GABELLI
                                 (800-422-3554)
                                www.gabelli.com

You can also review and/or copy the Funds' Prospectuses, annual/semi-annual reports and SAI at the Public Reference Room of the SEC in Washington DC. You can get text-only copies:

     -    Free from the Funds' website at www.gabelli.com.

     - For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by calling 202-551-8090.

     -    Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File: Number 811-04719)

                            THE GAMCO WESTWOOD FUNDS

                      GAMCO WESTWOOD MIGHTY MITES(SM) FUND
                       GAMCO WESTWOOD SMALLCAP EQUITY FUND
                           GAMCO WESTWOOD INCOME FUND
                           GAMCO WESTWOOD EQUITY FUND
                          GAMCO WESTWOOD BALANCED FUND
                      GAMCO WESTWOOD INTERMEDIATE BOND FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 28, 2010


FUND                                    CLASS   TICKER SYMBOL
----                                    -----   -------------
GAMCO WESTWOOD MIGHTY MITES(SM) FUND
                                         AAA        WEMMX
                                         A          WMMAX
                                         B          WMMBX
                                         C          WMMCX
                                         I          WEIMX
GAMCO WESTWOOD SMALLCAP EQUITY FUND
                                         AAA        WESCX
                                         A          WWSAX
                                         B             --
                                         C          WWSCX
                                         I          WWSIX
GAMCO WESTWOOD INCOME FUND
                                         AAA        WESRX
                                         A          WEIAX
                                         C          WEICX
                                         I          WESIX
GAMCO WESTWOOD EQUITY FUND
                                         AAA        WESWX
                                         A          WEECX
                                         B             --
                                         C          WEQCX
                                         I          WEEIX
GAMCO WESTWOOD BALANCED FUND
                                         AAA        WEBAX
                                         A          WEBCX
                                         B          WBCBX
                                         C          WBCCX
                                         I          WBBIX
GAMCO WESTWOOD INTERMEDIATE BOND FUND
                                         AAA        WEIBX
                                         A          WEAIX
                                         B          WEBIX
                                         C          WECIX
                                         I          WEEIX


     The GAMCO Westwood Funds (the "Trust") currently consists of six separate investment portfolios referred to as GAMCO Westwood Mighty Mites Fund(SM) (the "Mighty Mites Fund"), GAMCO Westwood SmallCap Equity Fund (the "SmallCap Equity Fund"), GAMCO Westwood Income Fund (the "Income Fund"), GAMCO Westwood Equity Fund (the "Equity Fund"), GAMCO Westwood Balanced Fund (the "Balanced Fund"), and GAMCO Westwood Intermediate Bond Fund (the "Intermediate Bond Fund") (individually, each a "Fund," and collectively, the "Funds").

     This Statement of Additional Information ("SAI"), which is not a prospectus, provides information about each of the Funds. The SAI should be read in conjunction with the Funds' current Prospectuses for Class A Shares, Class B Shares, Class C Shares, Class I Shares, and Class AAA Shares each dated January 28, 2010. This SAI is incorporated by reference in its entirety into each Prospectus. For a free copy of the Prospectuses, please contact the Funds at the address, telephone number, or website printed below. Portions of the Funds' annual report to shareholders is incorporated by reference into this SAI.

                              One Corporate Center
                            Rye, New York 10580-1422
                           800-GABELLI (800-422-3554)
                                 www.gabelli.com

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION AND HISTORY..........................................      3
INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES............................      3
PORTFOLIO HOLDINGS INFORMATION...........................................     19
MANAGEMENT OF THE FUNDS..................................................     21
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...............................     27
INVESTMENT ADVISORY AND OTHER SERVICES...................................     35
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................     38
DISTRIBUTION PLANS.......................................................     50
PURCHASE AND REDEMPTION OF SHARES........................................     52
DETERMINATION OF NET ASSET VALUE.........................................     53
SHAREHOLDER SERVICES.....................................................     54
TAXES....................................................................     55
INFORMATION ABOUT THE FUNDS..............................................     59
FINANCIAL STATEMENTS.....................................................     60
APPENDIX.................................................................    A-1

                         GENERAL INFORMATION AND HISTORY

The Trust is a diversified, open-end management investment company organized as a Massachusetts business trust on June 12, 1986. On May 1, 2007, the Trust's Board of Trustees (collectively, the "Board" and individually, each a "Trustee") approved a change in the name of the Trust from "The Westwood Funds" to "The GAMCO Westwood Funds" and the names of each of the individual funds as follows:
GAMCO Westwood Mighty Mites Fund, GAMCO Westwood SmallCap Equity Fund, GAMCO Westwood Income Fund, GAMCO Westwood Equity Fund, GAMCO Westwood Balanced Fund, and GAMCO Westwood Intermediate Bond Fund, effective on July 1, 2007. The Trust operates a multi-class structure pursuant to Rule 18f-3 of the Investment Company Act of 1940, as amended (the "1940 Act").

                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The Prospectuses discuss the investment objectives of each Fund and the principal strategies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which each Fund may invest, additional strategies that each Fund may utilize, and certain risks associated with such investments and strategies.

The economic crisis that began to unfold in 2007 continues to manifest itself in nearly all areas of the U.S. economy and has caused dramatic volatility in the financial markets, as well as a significant decrease in the value of many financial institutions, including, in general, a decrease in the value of stocks and bonds. The U.S. government has taken a number of measures to attempt to restore stability to the financial markets and to promote economic recovery. The measures have included various programs to stimulate economic activity, to reform regulatory oversight, to advance various social goals and to provide relief to businesses and individuals suffering from the effects of the economic crisis. There is no guarantee that any of these programs or other efforts will be successful.

The Funds, except for the Mighty Mites Fund, will not (i) engage in the short-selling of securities or, (ii) engage in arbitrage. In addition, as a fundamental policy, the Funds will not issue senior securities (collateral arrangements with regard to initial and variation margin on futures and options transactions shall not be considered the issuance of a senior security), except as permitted by Investment Restriction No. 7 set forth under "Investment Restrictions" below.

CONVERTIBLE SECURITIES (ALL FUNDS). A convertible security is a fixed-income security, such as a bond or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed stream of income (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its "investment value" (I.E., its value as a fixed-income security) or its "conversion value" (I.E., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. A Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

As of September 7, 2008, the Federal Housing Finance Agency ("FHFA") has been appointed to be the Conservator of the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity's obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of the entities to meet their obligations.

REPURCHASE AGREEMENTS (ALL FUNDS). Repurchase agreements involve the acquisition by a Fund of a security, subject to an obligation of the seller to repurchase, and the Fund to resell, the security at a fixed price, usually not more than one week after its purchase. The Funds' custodian will have custody of securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the Securities and Exchange Commission ("SEC") to be loans by a Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, a Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to the highest rated securities of the type in which a Fund may invest. It will also require that the repurchase agreement be at all times fully collateralized in an amount at least equal to the repurchase price including accrued interest earned on the underlying securities, and that the underlying securities be marked to market every business day to assure that the repurchase agreement remains fully collateralized. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. If bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. A Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

BORROWING (ALL FUNDS). Each Fund (i) may borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market value, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) may pledge, hypothecate, mortgage, or otherwise encumber its assets, but only in an amount up to 10% of the value of its total assets to secure borrowings for temporary or emergency purposes, or up to 20% in connection with the purchase and sale of put and call options.

BANK OBLIGATIONS (ALL FUNDS). Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

COMMERCIAL PAPER (ALL FUNDS). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes, and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, and financial institutions (see "Variable and Floating Rate Demand and Master Demand Notes" below for more details) as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. Each Fund establishes its own standards of creditworthiness for issuers of such instruments.

CERTIFICATES OF DEPOSIT (ALL FUNDS). Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

The Funds may purchase CDs issued by banks, savings and loan associations, and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided a Fund purchases any such CD in a principal amount of no more than

$100,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. A Fund would not own more than one such CD per issuer.

OTHER MUTUAL FUNDS (ALL FUNDS). Each Fund may invest in shares of other management investment companies, subject to the limitations of the 1940 Act, or any exemptive order issued thereunder, and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory, and administrative fees.

CORPORATE DEBT SECURITIES (ALL FUNDS). A Fund's investments in corporate debt may include U.S. dollar or foreign currency-denominated corporate bonds, debentures, notes, and other similar corporate debt instruments of domestic and foreign issuers, which meet the minimum ratings and maturity criteria established for each Fund under the direction of the Board and Teton Advisors, Inc. (the "Adviser") and the Sub-Adviser or, if unrated, are in the Adviser's opinion comparable in quality to rated corporate debt securities in which each Fund may invest. The rate of return or return of principal on some debt obligations in which the Funds may invest may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Equity Fund and SmallCap Equity Fund may invest, in normal circumstances, up to 20%, and Mighty Mites Fund, up to 35%, of their respective total assets in U.S. dollar- and foreign currency-denominated debt securities of domestic and foreign issuers, which are rated at least "BBB" by Standard & Poor's Ratings Services ("S&P"), a division of McGraw Hill Corporation, Inc. or "Baa" by Moody's Investors Service, Inc. ("Moody's") (except with respect to investments in commercial paper which will consist only of direct obligations that at the time of purchase are rated in the highest rating category by Moody's or S&P) or, if unrated, are determined to be of comparable quality by the Adviser, or in index options when it is believed they hold less risk or greater potential for capital appreciation than equity securities. Such investments are made without regard to the remaining maturities of such securities. (Investment grade debt securities are those which are rated at least "BBB" by S&P or "Baa" by Moody's). The Equity Fund may invest up to 10% of its total assets in debt securities (other than commercial paper) that are rated below investment grade or, if unrated, determined to be below investment grade. These investments generally carry a high degree of risk and are sometimes referred to as "high yield, high risk" securities by the investment community (see "Lower Rated Securities" below for more complete information). The Equity Fund will not invest in below investment grade securities which are rated below "C" by S&P or Moody's.

Debt securities rated "BBB" by S&P or "Baa" by Moody's are considered medium grade obligations. Securities rated "Baa" by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well, while those rated "BBB" by S&P are regarded as having an adequate capacity to pay principal and interest. Securities rated in these categories are generally more sensitive to economic changes than higher rated securities. See the "Appendix" in this SAI for more details on the ratings of Moody's and S&P.

LOWER RATED SECURITIES (ALL FUNDS). Debt securities rated lower than investment grade involve much greater risk of principal and income, and often involve greater volatility of price, than securities in the higher rating categories. They are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories. In this connection, there have been recent instances of such defaults and bankruptcies which were not foreseen by the financial and investment communities. The lower quality and unrated obligations in which the Funds may invest will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighted by large uncertainties or major risk exposures to adverse conditions. The value of such obligations may be more susceptible to real and perceived adverse economic or industry conditions than is the case of higher rated securities. The Funds are dependent on the Adviser's and the Sub-Adviser's judgment, analysis, and experience in the evaluation of high yield obligations. In evaluating the creditworthiness of a particular issue, whether rated or unrated, the Adviser and the Sub-Adviser will normally take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, the ability of the issuer's management, and regulatory matters. The Adviser and the Sub-Adviser will attempt to reduce the risks of investing in lower rated or unrated obligations through active portfolio management, diversification, credit analysis, and attention to current developments and trends in the economy and the financial markets. The Funds will also take such action as they consider appropriate in the event of anticipated financial difficulties, default, or bankruptcy of the issuers of any such obligation.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES (ALL FUNDS). A Fund may, from time to time, buy variable or floating rate demand notes issued by corporations, bank holding companies, and financial institutions, and similar taxable and tax exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. A Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments which are not readily marketable, will be limited to an aggregate total of 10% of that Fund's net assets.

A Fund may also buy variable rate master demand notes. The terms of these obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between a Fund and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at the principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, a Fund may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria set forth in this SAI for commercial paper obligations.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES (ALL FUNDS). New issues of fixed-income securities usually are offered on a when-issued or delayed-delivery basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on such securities are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a when-issued or delayed-delivery security prior to its stated delivery date. No additional when-issued commitments will be made if more than 20% of a Fund's net assets would be so committed.

Securities purchased on a when-issued or delayed-delivery basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, I.E., appreciating when interest rates decline and depreciating when interest rates rise) based on the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to the risk that such fluctuations will occur prior to their actual delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve an additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of cash or other liquid securities at least equal at all times to the amount of the when-issued commitments will be established and maintained at the Fund's custodian bank.

FOREIGN SECURITIES (ALL FUNDS). Each Fund may invest directly in both sponsored and unsponsored U.S. dollar- or foreign currency-denominated corporate debt securities, certificates of deposit, and bankers' acceptances issued by foreign banks, and obligations of foreign governments or their subdivisions, agencies, and instrumentalities, international agencies and supranational entities, and the Mighty Mites Fund, SmallCap Equity Fund, Income Fund, Equity Fund and Balanced Fund, may invest up to 25% of their respective total assets directly in foreign equity securities and in securities represented by European Depositary Receipts ("EDRs") or American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts generally issued by domestic banks, which represent the deposit of a security of a foreign issuer with a bank, and which are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. The Intermediate Bond Fund does not expect to invest more than 25% of its assets in securities of foreign issuers.

Thus, investment in shares of the Funds should be made with an understanding of the risks inherent in an investment in foreign securities either directly or in the form of ADRs or EDRs, including risks associated with government, economic, monetary, and fiscal policies, possible foreign withholding taxes, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks than those affecting obligations of United States domestic issuers. Foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers. In addition, for the foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), there may be less publicly available information than is available from a domestic issuer. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Funds by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or charge withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization, or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls. In addition, with respect to all ADRs and EDRs, there is always the risk of loss due to currency fluctuations.

There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADRs pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody, and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers, and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.


EMERGING MARKET SECURITIES. (Mighty Mites Fund, SmallCap Equity Fund, Income Fund, Equity Fund, and Balanced Fund,). The Funds may invest in emerging market securities. Such investments involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Funds may invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.


Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, the Funds may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.


The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.


Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

ZERO COUPON AND PAYMENT IN KIND SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND FUND). A Fund may invest in zero coupon bonds, deferred interest bonds, and bonds on which the interest is payable in kind ("PIK securities"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. PIK securities are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments based on an effective interest method, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. As a result, a Fund may have to sell securities at a time when it may be disadvantageous to do so.

REAL ESTATE INVESTMENT TRUST SECURITIES ("REITS") (ALL FUNDS). A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. The Funds may invest in REITs and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development, or companies whose financial prospects are deemed by the Adviser to be real estate oriented and consistent with the Fund's investment objectives. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate and real estate loans; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REIT's investments are concentrated geographically, by property type, or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and generally derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and generally derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

DERIVATIVES (ALL FUNDS). The Funds may invest in derivative securities as described below; however, none of the Funds have a present intention to utilize one or more of the various practices such that five percent or more of a Fund's net assets will be at risk with respect to derivative practices. The successful use by a Fund of derivatives is subject to the Adviser's ability to predict correctly movements in one or more underlying instruments, indices, stocks, the market generally, or a particular industry. The use of derivatives requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance of a Fund's successful use of derivatives if and when utilized.

CALL AND PUT OPTIONS ON SPECIFIC SECURITIES (THE MIGHTY MITES FUND, THE SMALLCAP EQUITY FUND, THE INCOME FUND, THE EQUITY FUND, AND THE BALANCED FUND). These Funds may invest up to 5% of their assets, represented by the premium paid, in the purchase of call and put options on specific securities. A Fund may write covered call and put options on securities to the extent of 10% of the value of its net assets at the time such option contracts are written. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of a call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on a Fund's portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money," and "out-of-the money," respectively. A Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as a Fund's obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the national securities exchange on which the option is written.

An options position may be closed out only where there exists a secondary market for an option of the same series on a recognized national securities exchange or in the over-the-counter market. As a result, and because of current trading conditions, the Funds expect to purchase only call or put options issued by the Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

While it may choose to do otherwise, a Fund generally purchases or writes only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts, or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

A covered call option written by a Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying security. A put option sold by a Fund is covered when, among other things, cash, cash equivalents, or U.S. government securities or other liquid debt securities are placed in a segregated account to fulfill the obligation undertaken.

A Fund treats options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, as not readily marketable and, therefore, subject to the limitations under "Certain Fundamental Policies" below.

STOCK INDEX OPTIONS (THE MIGHTY MITES FUND, THE SMALLCAP EQUITY FUND, THE INCOME FUND, THE EQUITY FUND, AND THE BALANCED FUND). These Funds may purchase and write put and call options on stock indices listed on national securities exchanges in order to realize their investment objectives or for the purpose of hedging their portfolio. Should a Fund seek to engage in transactions concerning put and call options on stock indices, options would be purchased or written with respect to not more than 25% of the value of the Fund's net assets. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange ("NYSE") Composite Index, or a narrower market index such as the Standard & Poor's 100 Stock Index. Indices may also be based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the difference between the closing level of the stock index upon which the option is based and the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices is subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

A Fund engages in stock index option transactions only when determined by the Adviser to be consistent with the Fund's investment objectives. There can be no assurance that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian, cash or other liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or the Fund will otherwise cover the transaction. Although a Fund intends to purchase or write only those stock index options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain stock index options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit. With respect to stock index options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying securities used as cover during the period it is obligated under an option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

FUTURES TRANSACTIONS - IN GENERAL (ALL FUNDS). The Funds are not commodity pools. However, the Funds may engage in futures transactions, including those relating to indices, as described below.

A Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, a Fund may not engage in such activities if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

In connection with its futures transactions, a Fund will establish and maintain at its custodian bank or qualified futures commission merchant a segregated account consisting of cash or other liquid securities in an amount generally equal to the market value of the underlying commodity less any amount deposited as margin. The segregation of such assets will not have the effect of limiting a Fund's ability to otherwise invest those assets.

Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents equal to approximately 5% to 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position at the then prevailing price, which will operate to terminate the Fund's existing position in the contract.

Although a Fund will intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

In addition, due to the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as accurately anticipated when the hedge is established.

INTEREST RATE FUTURES CONTRACTS (THE BALANCED FUND AND THE INTERMEDIATE BOND
FUND). The Funds may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. A Fund may not purchase or sell interest rate futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury Bonds, U.S. Treasury Notes, GNMA Certificates, and three-month U.S. Treasury Bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value ("NAV") from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher yielding short-term securities or waiting for the long-term market to stabilize.

STOCK INDEX FUTURES CONTRACTS (THE MIGHTY MITES FUND, THE SMALLCAP EQUITY FUND, THE INCOME FUND, THE EQUITY FUND, AND THE BALANCED FUND). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

The Funds intend to utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in a portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If a Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

A Fund will intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. While incidental to its securities activities, a Fund may use stock index futures as a substitute for a comparable market position in the underlying securities.

There can be no assurance of a Fund's successful use of stock index futures as a hedging device. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index because of certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than the margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction. A Fund may not purchase or sell stock index futures contracts if, immediately thereafter, more than 25% of its net assets would be hedged.

Successful use of stock index futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES (ALL FUNDS). The Funds may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

The Funds may use options on futures contracts solely for bona fide hedging or other appropriate risk management purposes. If a Fund purchases a call (put) option on a futures contract, it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by a Fund for the option. If market conditions do not favor the exercise of the option, a Fund's loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

If a Fund writes a call (put) option on a futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, a Fund gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of securities held or to be acquired for the Fund's portfolio. If the option is exercised, a Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, a Fund's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

The holder or writer of an option on futures contracts may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The risks associated with these transactions are similar to those described above with respect to options on securities. A Fund may not purchase or write options on futures if, immediately thereafter, more than 25% of its net assets would be hedged.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (ALL FUNDS). The Funds may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Funds will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds' custodian will place cash or other liquid high grade debt securities into a segregated account of a Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

The Funds generally will not enter into a forward contract with a term of greater than one year. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time.

While the Funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge or may expose the Fund to risk of foreign exchange loss.

MORTGAGE-RELATED SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND FUND). Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline and generally may also increase the inherent volatility of the mortgage-related security by effectively converting short-term debt instruments into long-term debt instruments; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in mortgage-related securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity and principal payment schedule. To the extent a particular CMO is issued by an investment company, a Fund's ability to invest in such CMOs will be limited. See "Investment Restrictions" below.

OTHER ASSET-BACKED SECURITIES (THE BALANCED FUND AND THE INTERMEDIATE BOND
FUND). Other asset-backed securities ("ABS") (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust or by the existence of a subordinated class of securities. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS(SM) if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For ABS, the industry standard uses a principal prepayment model, the ABS model, which is similar to the PSA described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model, or other similar models that are standard in the industry will be used by a Fund in calculating maturity for purposes of its investment in ABS.

SHORT SALES AGAINST THE BOX (THE MIGHTY MITES FUND). The Mighty Mites Fund may sell securities "short against the box." While a short sale is the sale of a security that the Mighty Mites Fund does not own, it is "against the box" if at all times when the short position is open the Mighty Mites Fund owns an equal amount of securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.

The Mighty Mites Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Mighty Mites Fund or security convertible into, or exchangeable for, the security, or when the Mighty Mites Fund does not want to sell the security it owns, because among other reasons, it wishes to defer recognition of gain or loss for U.S. federal income tax purposes. The Mighty Mites Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Mighty Mites Fund, because the Mighty Mites Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). To a limited extent, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 102% and 105%, respectively, of the current market value of domestic and international securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 33-1/3% of a Fund's total assets. From time to time, a Fund may return to the borrower and/or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever a Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time;
(4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Trust's Trustees in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Trust's Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification.

Such loans will be terminable at any time upon specified notice. A Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

ILLIQUID SECURITIES AND RULE 144A SECURITIES (ALL FUNDS). Each Fund may invest its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Illiquid securities do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"), or other restricted securities, which have been determined to be liquid in accordance with procedures established by the Board.

The Funds have adopted fundamental policies with respect to investments in illiquid securities (see Investment Restrictions Nos. 10 and 11 below). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. As a result, the fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Each Fund may invest up to 10% (except for the SmallCap Equity Fund, Mighty Mites Fund, and Income Fund which may invest up to 15%) of its net assets in illiquid securities, including certain restricted securities issued under
Section 4(2) of the Securities Act. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will generally be treated as illiquid and subject to each Fund's investment restriction on illiquid securities unless such securities are eligible for resale under Rule 144A and are deemed to be liquid in accordance with the procedures described below.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. It is the intent of the Funds to invest, pursuant to procedures established by the Board and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

The Adviser will monitor the liquidity of restricted securities eligible for resale under Rule 144A in a Fund's portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of how the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities which are considered to be illiquid to assure that the total of all such Rule 144A securities held by a Fund does not exceed 10% of the Fund's average daily net assets (except for the Mighty Mites Fund, SmallCap Equity Fund, and Income Fund, which may invest up to 15%).

OTHER INVESTMENT CONSIDERATIONS. Investment decisions for each Fund are made independently from those of other investment advisory accounts that may be advised by the Adviser or Westwood Management Corp. ("Westwood" or the "Sub-Adviser"). However, if such other investment advisory accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Fund invests at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.

INVESTMENT RESTRICTIONS. The Funds have adopted the following restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of each Fund's outstanding voting shares. The term "majority," as defined by the 1940 Act when referring to the approvals to be obtained from shareholders in connection with changing fundamental policies of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund (or class) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund (or class). Each Fund, except as otherwise indicated, may not:

     1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer. This restriction applies only with respect to 75% of each Fund's total assets. For purposes of this restriction, these limitations do not apply with respect to securities issued by the U.S. government, its agencies, or instrumentalities.

     2. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of each Fund's total assets.

     3. Each Fund, other than the Mighty Mites Fund, may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of a Fund's investments in all such companies to exceed 5% of the value of its total assets.

     4. Purchase or retain the securities of any issuer if the officers or Trustees of the Funds or the officers or Directors of the Adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

     5. Purchase, hold, or deal in commodities or commodity contracts, but the Funds may engage in transactions involving futures contracts and related options, including the futures and related options transactions as described in this SAI.

     6. Purchase, hold, or deal in real estate, or oil and gas interests, but the Funds may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

     7. Borrow money or pledge, mortgage, or hypothecate its assets, except as described in this SAI and in connection with entering into futures contracts, but the deposit of assets in escrow in connection with the writing of covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margins for futures contracts will not be deemed to be pledges of a Fund's assets.

     8. Lend any funds or other assets except through the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities, or the purchase of bankers' acceptances and commercial paper of corporations. However, each Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Trustees.

     9. Act as an underwriter of securities of other issuers.

     10. The Equity Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, including certain securities which are subject to legal or contractual restrictions on resale, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested. This restriction applies to those options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, which are not readily marketable.

     11. Each Fund, other than the Equity Fund, may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 10% (15% for the Mighty Mites, SmallCap Equity and Income Funds) of the value of a Fund's net assets would be so invested. Included in this category are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act which have been determined to be liquid pursuant to procedures established by the Board based upon the trading markets for the securities.

     12. Enter into time deposits maturing in more than seven days and time deposits maturing from two business days through seven calendar days will not exceed 10% of a Fund's total assets.

     13. Invest in the securities of a company for the purpose of exercising management or control, but each Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     14. Purchase securities on margin, but the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Funds may make margin payments in connection with transactions in options and futures.

     15. Purchase or sell put and call options, or combinations thereof, except as set forth in this SAI.


     16. Invest more than 25% of its assets in investments in any particular industry or industries, provided that, when a Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities and repurchase agreements in respect of the foregoing.


     17. The Equity Fund shall not purchase warrants in excess of 2% of net assets. (For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Equity Fund in units or attached to securities shall not be included within this 2% restriction.) The Balanced Fund shall not invest more than 5% of its net assets in warrants, no more than 2% of which may be invested in warrants which are not listed on the New York or American Stock Exchanges.

     18. Issue senior securities.

     If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values of portfolio securities or amount of total net assets will not be considered a violation of any of the foregoing restrictions, except that there is an ongoing asset coverage requirement in the case of borrowings. If the value of the Funds' holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Funds' Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                         PORTFOLIO HOLDINGS INFORMATION

Employees of the Adviser and Sub-Adviser and their affiliates will often have access to information concerning the portfolio holdings of the Funds. The Trust, the Adviser, and Sub-Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Funds, which includes information relating to the

Funds' portfolio holdings as well as portfolio trading activity of the Adviser and Sub-Adviser with respect to the Funds (collectively, "Portfolio Holdings Information"). In addition, the Trust, the Adviser, and the Sub-Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Trust's website or filed as part of a required filing on Form N-Q or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes, which has agreed to keep such information confidential under terms approved by the Adviser's/Sub-Adviser's legal department or outside counsel, as described below. The Adviser or the Sub-Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Funds and their shareholders and, if a potential conflict between the Adviser's or Sub-Adviser's interests and the Funds' interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered "interested persons", as defined in the 1940 Act (the "Independent Trustees"). These policies further provide that no officer of the Trust or employee of the Adviser or Sub-Adviser shall communicate with the media about the Funds without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the parent company of the Adviser.

Under the foregoing policies, the Funds may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

     (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Trust;

     (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser or Sub-Adviser;

     (3) To service providers of the Funds, as necessary for the performance of their services to the Funds and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser or Sub-Adviser. The Funds' current service providers that may receive such information are the administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

     (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser or Sub-Adviser;

     (5) To certain brokers, dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Funds and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, investment sub-adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser or Sub-Adviser and is further subject to prior approval of the Chief Compliance Officer of the Trust and shall be reported to the Board at the next quarterly meeting; and

     (6) To consultants for purposes of performing analysis of the Funds, which analysis may be used by the consultant with its clients or disseminated to the public provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser or Sub-Adviser.

As of the date of this SAI, the Funds make information about their portfolio securities available to their administrator, sub-administrator, custodian and proxy voting service on a daily basis, with no time lag, to their typesetter on a quarterly basis with a ten day time lag, to their financial printers on a quarterly basis with a forty-five day time lag, and to their independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Funds' sub-administrator, custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI. The Funds' proxy voting service is ADP Investor Communication Services. Bowne/GCom2 Solutions provides typesetting services for the Funds, and the Funds select from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser or Sub-Adviser.

Other than these arrangements with the Funds' service providers and proxy voting service, the Funds have no ongoing arrangements to make available information about the Funds' portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Trust that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Trust, nor the Adviser or Sub-Adviser, nor any of the Adviser's or Sub-Adviser's affiliates, will accept on behalf of itself, its affiliates, or the Funds, any compensation or other consideration in connection with the disclosure of portfolio holdings of the Funds. The Board will review such arrangements annually with the Trust's Chief Compliance Officer.

                             MANAGEMENT OF THE FUNDS

Under Massachusetts law, the Trust's Board is responsible for establishing the Funds' policies and for overseeing management of the Funds. The Board also elects the Trust's officers who conduct the daily business of the Funds. Information pertaining to the Trustees and executive officers of the Funds is set forth below.


                         TERM OF      NUMBER OF
                         OFFICE       FUNDS IN
                           AND          FUND               PRINCIPAL
  NAME, POSITION(S)      LENGTH        COMPLEX           OCCUPATION(S)
     ADDRESS(1)          OF TIME     OVERSEEN BY       DURING PAST FIVE                 OTHER DIRECTORSHIPS
       AND AGE          SERVED(2)      TRUSTEE              YEARS                        HELD BY TRUSTEE(3)
---------------------   ----------   -----------   -------------------------    -----------------------------------
INDEPENDENT TRUSTEES:

ANTHONY J. COLAVITA     Since 1994        34       President of the law                        --
Trustee                                            firm of Anthony J.
Age: 74                                            Colavita, P.C.

JAMES P. CONN           Since 1994        18       Former Managing Director                    --
Trustee                                            and Chief Investment
Age: 72                                            Officer of Financial
                                                   Security Assurance
                                                   Holdings Ltd. (1992-1998).

WERNER J. ROEDER        Since 1994        22       Medical Director of                         --
Trustee                                            Lawrence Hospital and
Age: 69                                            practicing private
                                                   physician.

SALVATORE J. ZIZZA      Since 2004        28       Chairman of Zizza &          Director of Hollis-Eden
Trustee                                            Company, Ltd. (consulting)   Pharmaceuticals (biotechnology) and
Age: 64                                                                         Trans-Lux Corporation (Business
                                                                                services)


----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)  Each Trustee will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust's Amended By-Laws and Amended and Restated Declaration of Trust.

(3) This column includes only directorships of companies required to report to the SEC under the 1934 Act, (I.E. public companies) or other investment companies registered under the 1940 Act.

   NAME, POSITION(S)       TERM OF OFFICE
       ADDRESS(1)          AND LENGTH OF
        AND AGE            TIME SERVED(2)   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------   --------------   ----------------------------------------------
OFFICERS:

BRUCE N. ALPERT              Since 1994     Executive Vice President and Chief Operating
President and Secretary                     Officer of Gabelli Funds, LLC since 1988 and
Age: 58                                     an officer of all of the registered investment
                                            companies in the Gabelli/GAMCO Funds complex;
                                            Director and President of Teton Advisors, Inc.
                                            since 1998. Chairman of Teton Advisors, Inc.
                                            since 2008; Senior Vice President of GAMCO
                                            Investors, Inc. since 2008.

AGNES MULLADY                Since 2006     Vice President of Gabelli Funds, LLC since
Treasurer                                   2007; Senior Vice President of GAMCO
Age: 51                                     Investors, Inc. since 2009, Officer of all of
                                            the registered investment companies in the
                                            Gabelli/GAMCO Funds complex; Senior Vice
                                            President of U.S. Trust Company, N.A. and
                                            Treasurer and Chief Financial Officer of
                                            Excelsior Funds from 2004 through 2005; and
                                            Chief Financial Officer of AMIC Distribution
                                            Partners from 2002 through 2004.

PETER D. GOLDSTEIN           Since 2004     Director of Regulatory Affairs at GAMCO
Chief Compliance Officer                    Investors, Inc. since 2004; Chief Compliance
Age: 56                                     Officer of all of the registered investment
                                            companies in the Gabelli/GAMCO Funds complex;
                                            Vice President of Goldman Sachs Asset
                                            Management from 2000 through 2004.


----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) Each Officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

STANDING BOARD COMMITTEES

The Board has established three standing committees in connection with its governance of the Trust - Audit, Nominating, and Proxy Voting.

The Trust's Audit Committee consists of four members: Messrs. Colavita (Chairman), Conn, Roeder, and Zizza, who are Independent Trustees. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board on November 17, 2009. As set forth in the Charter, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and it is the independent registered public accounting firm's responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and practices of the Trust, its internal controls, and as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the Board and the Trust's independent registered public accounting firm. During the fiscal year ended September 30, 2009, the Audit Committee met twice.

The Trust's Nominating Committee consists of three members: Messrs. Colavita (Chairman), Conn, and Roeder, who are Independent Trustees of the Trust. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider, under procedures adopted by the Board, recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Nominating Committee did not meet during the fiscal year ended September 30, 2009. The Trust does not have a standing compensation committee.

The Proxy Voting Committee consists of three members: Messrs. Colavita, Conn (Chairman), and Roeder, who are Independent Trustees of the Trust. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Funds. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended September 30, 2009.

TRUSTEE OWNERSHIP OF TRUST SHARES

Set forth in the table below is the dollar range of equity securities in each Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Gabelli/GAMCO fund complex (the "Fund Complex") beneficially owned by each Trustee as of December 31, 2009.


                                                                DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE
                                                                    EQUITY               OF EQUITY
                                                                SECURITIES HELD       SECURITIES HELD
   NAME OF TRUSTEE                         FUND                  IN EACH FUND        IN FUND COMPLEX*
---------------------   -------------------------------------   ---------------   ----------------------
INDEPENDENT TRUSTEES:

Anthony J. Colavita**   GAMCO Westwood Mighty Mites Fund               C                     E
                        GAMCO Westwood SmallCap Equity Fund            C
                        GAMCO Westwood Income Fund                     C
                        GAMCO Westwood Equity Fund                     A
                        GAMCO Westwood Balanced Fund                   C
                        GAMCO Westwood Intermediate Bond Fund          C

James P. Conn           GAMCO Westwood Mighty Mites Fund               E                     E
                        GAMCO Westwood SmallCap Equity Fund            C
                        GAMCO Westwood Income Fund                     C
                        GAMCO Westwood Equity Fund                     C
                        GAMCO Westwood Balanced Fund                   C
                        GAMCO Westwood Intermediate Bond Fund          C

Werner J. Roeder        GAMCO Westwood Mighty Mites Fund               C                     E
                        GAMCO Westwood SmallCap Equity Fund            D
                        GAMCO Westwood Income Fund                     A
                        GAMCO Westwood Equity Fund                     E
                        GAMCO Westwood Balanced Fund                   A
                        GAMCO Westwood Intermediate Bond Fund          A

Salvatore J. Zizza      GAMCO Westwood Mighty Mites Fund               A                     E
                        GAMCO Westwood SmallCap Equity Fund            A
                        GAMCO Westwood Income Fund                     A
                        GAMCO Westwood Equity Fund                     A
                        GAMCO Westwood Balanced Fund                   A
                        GAMCO Westwood Intermediate Bond Fund          A



----------
*    KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2009


A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   Over $100,000


** Mr. Colavita beneficially owns less than 1% of the common stock of The LGL Group, Inc., formerly Lynch Corporation, having a value of $4,389 as of December 31, 2009. The LGL Group, Inc. may be deemed to be controlled by Mario J. Gabelli and/or affiliates, and in that event would be deemed to be under common control with the Trust's Adviser.

TRUSTEE AND OFFICER COMPENSATION

All of the Trustees were elected at a meeting of shareholders held on September 30, 1994, except Mr. Zizza, who was elected by the Board and began serving on the Board on February 24, 2004. Ordinarily, there will be no further meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the Trust's outstanding shares may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. In accordance with the 1940 Act and the Trust's Amended and Restated Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

The Trust does not pay any remuneration to its officers and Trustees other than fees and expenses to Trustees who are not affiliated with the Adviser, Sub-Adviser or Gabelli & Company, Inc. (the "Distributor"). Each Trustee is paid an annual fee of $3,000 and $500 for each meeting attended in person and by telephone, including Committee meetings. The Lead Trustee receives an additional $1,000 per annum.

                               COMPENSATION TABLE
                             Aggregate Compensation
                                 from Registrant
                                  (Fiscal Year)


The following table sets forth certain information regarding the compensation of the Trust's Trustees. No executive officer or person affiliated with the Trust received compensation in excess of $60,000 from the Trust for the fiscal year ended September 30, 2009.



                                                    Aggregate Compensation
 Name of Person and   Aggregate Compensation From     From the Trust and
      Position                 the Funds                 Fund Complex*
-------------------   ---------------------------   ----------------------
Anthony J. Colavita
   Trustee                       $6,000                  $263,438(35)
James P. Conn
   Trustee                       $6,000                  $132,000(17)
Werner J. Roeder
   Trustee                       $6,000                  $115,500(22)
Salvatore J. Zizza
   Trustee                       $7,000                  $199,500(27)


----------
* Represents the total compensation paid to such persons for the calendar year ended December 31, 2009. The parenthetical number represents the number of investment companies (including the Funds or portfolios thereof) from which such person receives compensation and which are considered part of the same "fund complex" as the Trust because they have common or affiliated investment advisers.

CODE OF ETHICS

The Trust, its Adviser, its Sub-Adviser and Distributor have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.

PROXY VOTING POLICIES

THE ADVISER

The Trust, on behalf of the Mighty Mites Fund, SmallCap Equity Fund and Income Fund, has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, portfolio securities held by the Funds are to be voted in the best interests of each Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect a board of directors, to classify a board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders' rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. ("ISS") and its Corporate Governance Service, other third-party services, and the analysts of the Distributor, will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third-party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee. If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services or the Adviser's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third-party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by the Distributor's analysts. The Chief Investment Officer or the Distributor's analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund's shareholders on the one hand, and those of the Funds' Adviser and/or the Distributor on the other hand, the conflict will be brought to the Board's Proxy Voting Committee to determine a resolution. The Proxy Voting Committee may determine to resolve any such conflicts itself, may ask the Independent Trustees of the relevant Funds to vote the proxies, which would potentially include the Board's Proxy Voting Committee, to vote the proxies, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie. The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

THE SUB-ADVISER

The Trust, on behalf of the Equity Fund, Balanced Fund and Intermediate Bond Fund, has delegated the voting of portfolio securities to Westwood Management Corp. in its capacity as the Funds' Sub-Adviser. The Sub-Adviser has adopted a Proxy Voting Policy for the voting of proxies on behalf of client accounts for which the Sub-Adviser has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

Normally, the Sub-Adviser exercises proxy voting discretion on particular types of proposals in accordance with its Proxy Guidelines set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select an independent registered public accounting firm, to issue blank check preferred stock, to call for cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for mergers, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit or increase executive and director pay and to opt in or out of state takeover statutes.

A Proxy Voting Committee will be notified of all proxy proposals for which the Sub-Adviser has voting discretion and will receive recommendations on how to vote from Glass Lewis as well as any other material to assist in the proxy voting process. Once materials are received, the proxy proposals will be voted according to the Proxy Guidelines, unless any member of the Proxy Voting Committee believes the Proxy Guidelines are not appropriate with respect to a particular proposal. In such a case, a meeting of the Proxy Voting Committee will be called to discuss the proposal and to cast a vote. Each proposal submitted to the Proxy Voting Committee for a vote will be determined by the vote of a majority of the members present at the meeting. The Proxy Voting Committee will notify the appropriate officer of the Trust of its decisions and the proxies will be voted accordingly.

The Trust filed Form N-PX with each Fund's complete proxy voting record for the 12 months ended June 30, 2009. This filing for the Trust is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of December 31, 2009, the following persons were known to own of record 5% or more of the outstanding voting securities of any class of any Fund.


NAME AND ADDRESS OF HOLDER OF RECORD   PERCENTAGE OF CLASS   NATURE OF OWNERSHIP
------------------------------------   -------------------   -------------------
MIGHTY MITES FUND

CLASS AAA

NATIONAL FINANCIAL SERV. CORP.               13.86%                 RECORD
FBO CUSTOMERS
NEW YORK, NY 10281-5503

CHARLES SCHWAB & CO. INC.
ATTN: MUTUAL FUNDS                           32.91%*                RECORD
SAN FRANCISCO, CA 94104-4151

CLASS A

PERSHING LLC                                  5.20%                 RECORD
JERSEY CITY, NJ
07303-2052

CLASS B

RBC CAPITAL MARKETS CORP.                     7.79%                 RECORD
FBO PAGE A. L. SHIPE
ADAMSTOWN, MD 21710-9456

RBC CAPITAL MARKETS CORP.                    15.62%                 RECORD
FBO CATHERINE E. ROARK
HUGHESVILLE, MD 20637-2891

RBC CAPITAL MARKETS CORP.                    17.09%                 RECORD
FBO PETER DAVID HADEED C/F
ALEXANDER V. HADEED
GAITHERSBURG, MD 20879-3252

RBC CAPITAL MARKETS CORP.                    19.54%                 RECORD
FBO PETER DAVID HADEED C/F
DUSTIN P. HADEED
GAITHERSBURG, MD 20879-3252

RBC CAPITAL MARKETS CORP.                    17.00%                 RECORD
FBO MICHAEL HEYMAN
MADELINE HEYMAN
NORTH POTOMAC, MD 20878-2320

RBC CAPITAL MARKETS CORP.                     7.58%                 RECORD
FBO JOHN G. POTTER/SEP
ELKRIDGE, MD 21075-6446

CLASS C

CITIGROUP GLOBAL MARKETS, INC.               13.27%                 RECORD
HOUSE ACCOUNT
OWINGS MILLS, MD 21117-3256

MERRILL LYNCH PIERCE FENNER & SMITH          20.15%                 RECORD
FOR SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE, FL 32246-6484

CLASS I

NATIONAL FINANCIAL SERVICES                  40.80%*                RECORD
FOR THE BENEFIT OF ITS CUSTOMERS
NEW YORK, NY 10281-5598

CITIGROUP GLOBAL MARKETS INC.                43.12%*                RECORD
NEW YORK, NY 10001-2402

DINGLE & CO.                                  7.34%                 RECORD
DETROIT, MI 48275-3446

CHARLES SCHWAB & CO. INC.                     6.31%                 RECORD
FBO CUSTOMERS
ATTN: MUTUAL FUNDS
SAN FRANCISCO, CA 94104-4151

SMALLCAP EQUITY FUND

CLASS AAA

NICOLA F. GALLUCCIO                           8.98%               BENEFICIAL
GREENWICH, CT 06830-4756

STATE STREET BANK & TRUST CO.                13.21%                 RECORD
NICOLA F. GALLUCCIO
GREENWICH, CT 06830-4756

CHARLES SCHWAB & CO. INC.                     7.85%                 RECORD
FBO BEN OF CUSTOMERS
ATTN: MUTUAL FUNDS
SAN FRANCISCO, CA 94104-4151

CLASS A

MS & CO                                      46.35%*                RECORD
FBO MARTHA NIERENBERG
ARMONLE, NY 10504-2803

MS & CO                                      17.33%                 RECORD
FBO SANA SAYEGH
SCARSDALE,NY 10583-1914

CLASS B

FIRST CLEARING LLC                          100.00%*                RECORD
FBO JEFFERY P. CHEEK
GLEN ALLEN, VA 23060-9243

CLASS C

FIRST CLEARING, LLC                          15.41%                 RECORD
CARMINE A. DEVITO
OLD SAYBROOK, CT

RBC CAPITAL MARKETS CORP.                     5.24%                 RECORD
FBO ELLEN KIAM
PALM BEACH, FL 33480-6114

FIRST CLEARING, LLC                           9.26%                 RECORD
SENAY F. PARKAN &
CELIK PARKAN JT WROS
HUNTINGTON, NY 11743-9790

FIRST CLEARING, LLC                           5.93%                 RECORD
SENAY F. PARKAN
HUNTINGTON, NY 11743-9790

HILLIARD LYONS                                6.91%                 RECORD
CUST FOR JOHN KEVIN WALSH
MEMPHIS, TN 38120-1908

FIRST CLEARING, LLC                           5.44%                 RECORD
WILLIAM THOMSON
MASSAPEQUA, NY 11758-7258

FIRST CLEARING, LLC                           5.98%                 RECORD
STEPHEN D. HUND
FORT SALONGA, NY 11768-1463

FIRST CLEARING, LLC                           5.40%                 RECORD
JOYCE M. BANKS
COLD SPRING HARBOR, NY 11724-2302

RBC CAPITAL MARKETS CORP.                    10.71%                 RECORD
FBO JAMES KRUPP
SEARINGTOWN, NY 11507-1158

CLASS I

FRONTIER TRUST COMPANY                       99.89%*                RECORD
FBO GABELLI FUNDS 401(K)
FARGO, ND 58106-0758

INCOME FUND

CLASS AAA

NATIONAL FINANCIAL SERV CORP.                15.86%                 RECORD
FOR THE EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
NEW YORK, NY 10281-5503

CHARLES SCHWAB & CO. INC.                    27.28%*                RECORD
FBO BEN OF CUSTOMERS
ATTN: MUTUAL FUNDS
SAN FRANCISCO, CA 94104-4151

CLASS A

FIRST CLEARING, LLC                          46.22%*                RECORD
FRANCES A. SCHEER
NETCONG, NJ 07857-1401

RAYMOND JAMES & ASSOC. INC.                  47.03%*                RECORD
FBO TONI E. STREIT IRA
OXFORD, MI

CLASS C

MS&CO C/F CYNTHIA CHOVANEC (DECD)            16.08%                 RECORD
DENISE J. GODDING (BENE)
GLENVILLE, NY 12302-2732

MS&CO C/F CYNTHIA CHOVANEC (DECD)            14.01%                 RECORD
KIMBERLY A. STORY (BENE)
SCOTIA, NY 12302-3022

FIRST CLEARING, LLC                           8.00%                 RECORD
JERRY L. FINCH &
MARLICE J. FINCH
CLEARWATER, MN 55320-1535

FIRST CLEARING, LLC                           7.70%                 RECORD
SHIPPENBERG FAMILY TRUST
STANLEY H. SHIPPENBERG, TTEE
COCKEYSVILLE, MD 21030-1829

FIRST CLEARING, LLC                           6.17%                 RECORD
PATRICIA J. ROBERSON
LEBANON, CT 06249-2016

FIRST CLEARING, LLC                           5.75%                 RECORD
CHARLES ANDRADE
SOUTHWICK, MA 01077-9602

LPL FINANCIAL SERVICES                       13.77%                 RECORD
SAN DIEGO, CA 92121-1968

FIRST CLEARING, LLC                           6.05%                 RECORD
TSAI C. SOONG
PENFIELD, NY 14526-1246

CLASS I

FRONTIER TRUST COMPANY                       97.87%*                RECORD
FBO GABELLI FUNDS 401(K)
FARGO, ND 58106-0758

EQUITY FUND

CLASS AAA

NATIONAL FINANCIAL SERV. CORP.               13.05%                 RECORD
FOR THE EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
NEW YORK, NY 10281-5503

CHARLES SCHWAB & CO. INC.                    40.48%*                RECORD
FBO BEN OF CUSTOMERS
ATTN: MUTUAL FUNDS
SAN FRANCISCO, CA 94104-4151

CLASS A

MS&CO FBO                                    10.80%                 RECORD
ATTN: ROBERT BRITTON
DARIEN, CT 06820-5421

CLASS B

RAYMOND JAMES & ASSOC. INC.                 100.00%*                RECORD
FBO KRISTINE WERTZ
PONTIAC, IL 61764-2117

CLASS C

RAYMOND JAMES & ASSOC. INC.                   5.38%                 RECORD
FBO J. TODD PLESKO
ROCKWALL, TX 75087-4609

UBS FINANCIAL SERVICES INC.                   5.20%                 RECORD
FBO MONIQUE FRANZESE
VALHALLA, NY 10595-1807

MS&CO                                         7.79%                 RECORD
FBO MARY D. JONES TTEE
VIRGINIA BEACH, VA 23451-1727

NFS LLC                                       7.27%                 RECORD
FEBO J. GERALD BATEMAN
C/O D.S. SLOAN, ATTY
HOLLAND & KNIGHT LLP
BOSTON, MA 02116-3813

CLASS I

FRONTIER TRUST COMPANY                       23.68%                 RECORD
FBO GABELLI FUNDS 401(K)
FARGO, ND 58106-0758

FRONTIER TRUST COMPANY                       76.21%*                RECORD
FBO LICT CORPORATION
CONTROLLED GROUP D
FARGO, ND 58106-0758

BALANCED FUND

CLASS AAA

NATIONAL FINANCIAL SERV. CORP.                9.39%                 RECORD
FOR THE EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
NEW YORK, NY 10281-5503

CHARLES SCHWAB & CO. INC.                    46.24%*                RECORD
SPECIAL CUSTODY ACCT
FBO BEN OF CUSTS
ATTN: MUTUAL FUNDS
SAN FRANCISCO, CA 94104-4151

AMERITRADE INC.                               5.57%                 RECORD
FOR THE EXCLUSIVE BENEFIT
OF OUR CUSTOMERS
OMAHA, NE 68103-2226

PIMS/PRUDENTIAL RETIREMENT                    5.14%                 RECORD
BENCHMARK ELECTRONICS, INC.
ANGLETON, TX 77515-2524

CLASS A

FIRST CLEARING, LLC                           5.56%                 RECORD
JAMES E. WEGLEY IRA
MINNEAPOLIS, MN 55422-3417

CLASS B

NATIONAL FINANCIAL SERVICES LLC              14.52%                 RECORD
FBO ABRAHAM K. MUNABI
WYNNEWOOD, PA 19096-1658

LPL FINANCIAL SERVICES INC.                   5.63%                 RECORD
FBO LPL BIN
SAN DIEGO, CA 92121-1968

STATE STREET BANK & TRUST                     7.05%                 RECORD
DIOCESE OF FT. WAYNE-SOUTH BEND
FBO ANDREW M. JOHNS
FORT WAYNE, IN 46835-2338

HILLIARD LYONS                               23.26%                 RECORD
CUST FOR CLAIRE M. TONER
VENTOR, NJ 08406-2101

MADELINE GAVIN                                6.66%                 RECORD
CHERRY HILL, NJ 08002-2425

NFS LLC                                      24.81%               BENEFICIAL
NAZARETH, PA 18064-9180

HILLIARD LYONS                                8.79%                 RECORD
CUST FOR LORRAINE A. LEVITSKY
PHILADELPHIA, PA 19130-3601

CLASS I

FRONTIER TRUST COMPANY                        8.84%                 RECORD
FBO GABELLI FUNDS 401(K)
FARGO, ND 58106-0758

FRONTIER TRUST COMPANY FBO                   91.11%*                RECORD
LICT CORPORATION CONTROLLED GROUP
FARGO, ND 58106-0758

INTERMEDIATE BOND FUND

CLASS AAA

WACHOVIA BANK NA CUST                        16.32%                 RECORD
FBO NATIONAL 4-H COUNCIL
CHEVY CHASE, MD 20815-4934

CHARLES SCHWAB & CO. INC.                    11.89%                 RECORD
FBO BEN OF CUSTS
ATTN: MUTUAL FUNDS

TCTCO                                        26.60%*                RECORD
FBO WESTWOOD TRUST
DALLAS, TX 75201-1807

CLASS A

RBC CAPITAL MARKETS CORP                      6.63%                 RECORD
FBO VIRGINIA LEAVER
YARMOUTH PORT, MA 02675-1115

SANDRA OLENIK-DAWSON TTEE                     5.30%               BENEFICIAL
FOR DONNA STURM STARCHER
DOVER, DE 19901-1815

FIRST CLEARING, LLC                          11.36%                 RECORD
T AND C CRUMPLEY REV TRUST
THOMAS E. CRUMPLEY TTEE
KAUNAKAKAI, HI 96748-2143

LPL FINANCIAL                                 5.91%                 RECORD
SAN DIEGO, CA 92121-1968

CLASS B

PERSHING LLC                                 15.67%                 RECORD
JERSEY CITY, NJ 07399-0002

PERSHING LLC                                 11.35%                 RECORD
JERSEY CITY NJ 07303-2052

FIRST CLEARING, LLC                          16.97%                 RECORD
BARBARA KRZYZKOWSKI
GARNET VALLEY, PA 19060-6822

PERSHING LLC                                 12.76%                 RECORD
JERSEY CITY, NJ 07303-2052

FIRST CLEARING LLC                           22.17%                 RECORD
ANN M. BILOTTA
FRANKLINVILLE, NJ 08322-3223

CLASS C

RBC CAPITAL MARKETS CORP.                     7.87%                 RECORD
FBO KATHLEEN S. KILLINGSWORTH TTEE
RICHMOND, VA 23236-4621

RAYMOND JAMES & ASSOC. INC.                   5.62%                 RECORD
FBO ERIC SMILER & FLORENCE SMILER
ROSLYN, NY 11576-2139

RAYMOND JAMES & ASSOC. INC.                   7.60%                 RECORD
FBO MARY ELLEN DECALUWE &
PAUL W. GEYER
OXFORD, MI 48371-5964

EVELYN STREAMAN                               9.26%               BENEFICIAL
MINEOLA, NY 11501-3714

RAYMOND JAMES & ASSOC. INC.                   6.86%                 RECORD
FBO HOWARD W. PIERSON
RED OAK, TX 75154-1648

CLASS I

STATE STREET BANK & TRUST CO.                 5.45%                 RECORD
FBO RONALD W. GRANSTROM
WHEELING, IL 60090-4559

FRONTIER TRUST COMPANY                       93.59%*                RECORD
FEBO GABELLI FUNDS 401(K)
FARGO, ND 58106-0758



Beneficial Ownership is disclaimed.



* Beneficial ownership of shares representing 25% or more of the outstanding shares of a Fund may be deemed to have control, as that term is defined in the 1940 Act.

As of December 31, 2009, as a group, the Officers and Trustees of each Fund owned less than 1% of the Mighty Mites Fund, the Equity Fund, the Balanced Fund, and the Intermediate Bond Fund, 18.38% of the SmallCap Equity Fund, and 1.12% of the Income Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND SUB-ADVISER


Teton Advisors, Inc. serves as the Funds' investment adviser and administrator. The Adviser is a Delaware corporation and was previously known as Gabelli Advisers, Inc., a company organized in 1994. The Adviser is a registered investment adviser and an affiliate of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the NYSE. As of September 30, 2009, Westwood Holdings Group, Inc. ("WHG") owned 15.3% of the Adviser. The business address of Teton Advisors, Inc. is One Corporate Center, Rye, New York 10580. The Adviser has several affiliates that provide investment advisory services: Gabelli Funds, LLC, an affiliate of the Adviser ("Gabelli Funds"), serves as investment adviser to 16 open-end investment companies and 9 closed-end investment companies and had assets under management of $13.9 billion as of September 30, 2009. GAMCO Asset Management Inc. ("GAMCO"), an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts, and endowments and as sub-adviser to certain third party investment funds, which include registered management investment companies, and had assets under management of approximately $10.3 billion as of September 30, 2009; Gabelli Securities, Inc., a majority-owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $291 million as of September 30, 2009; and Gabelli Fixed Income LLC acts as investment adviser for separate accounts having assets under management of approximately $26 million as of September 30, 2009. Each of the foregoing companies, other than the Adviser, is a subsidiary of GBL. The Adviser was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli's ownership of GGCP, Inc., the principal shareholder of the Adviser, as of September 30, 2009. Westwood Management Corp. serves as Sub-Adviser to the Funds, with the exception of the Mighty Mites Fund, SmallCap Equity Fund, and Income Fund, for which the Adviser is responsible for the management of such Funds' portfolios.


The Adviser currently serves as the investment adviser to all the Funds pursuant to investment advisory agreements (the "Advisory Agreements"). Pursuant to the Advisory Agreements, the Adviser furnishes a continuous investment program for the Funds' portfolios, makes the day-to-day investment decisions for the Funds, arranges the portfolio transactions of the Funds, and generally manages the Funds' investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.


The Sub-Adviser is a wholly-owned subsidiary of WHG, an institutional asset management company that was formed to hold all of the outstanding stock of the Sub-Adviser. WHG is listed on the NYSE and is owned by a diversified group of shareholders, including employees of the company that collectively own approximately 31% of the company's common stock. As of September 30, 2009, GBL, an affiliate of the Adviser, owned 13.2% of WHG. As of September 30, 2009, the Sub-Adviser had approximately $8.8 billion in separate accounts, including those for endowments, corporations, and institutions.

Pursuant to the sub-advisory agreement between the Trust, the Adviser and the Sub-Adviser, on behalf of the Equity Fund, Balanced Fund, and the Intermediate Bond Fund (the "Sub-Advisory Agreement"), the Sub-Adviser manages each applicable Fund's portfolio of investments in accordance with the stated policies of each applicable Fund, subject to the oversight of the Board. The Sub-Adviser is responsible for investment decisions, and provides each applicable Fund with Investment Officers who are authorized by the Board to execute purchases and sales of securities. All purchases and sales are reported for the Trustees' review at the meeting subsequent to such transactions.


Each Advisory Agreement and the Sub-Advisory Agreement is subject to annual approval by (i) the Board or a (ii) a vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of each applicable Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined pursuant to the 1940 Act) of the applicable Funds, the Adviser or Sub-Adviser, as applicable by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement and the Sub-Advisory Agreement is terminable without penalty, on 60 days' notice, by the applicable Funds' Board or by vote of the holders of a majority of each applicable Fund's shares, or by the Adviser, upon not less than 60 days' notice with respect to the Advisory Agreement for each applicable Fund. Each Advisory Agreement and the Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The fees paid to the Adviser are allocated between the classes of shares based upon the amount of assets in each such class.

As compensation for its advisory and administrative services under the Advisory Agreements, the Adviser is paid a monthly fee based on the average daily NAV of each Fund, at the following annual rates:

                             ANNUAL
                            ADVISORY
                           FEE (AS A
                         PERCENTAGE OF
                         AVERAGE DAILY
FUND                      NET ASSETS)
----                     -------------
Mighty Mites Fund            1.00%
SmallCap Equity Fund         1.00%
Income Fund                  1.00%
Equity Fund                  1.00%
Balanced Fund                0.75%
Intermediate Bond Fund       0.60%

Under the Sub-Advisory Agreement, the Adviser pays Westwood out of its advisory fees with respect to the Equity Fund, Balanced Fund and Intermediate Bond Fund, a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for the Funds or (ii) 35% of the net revenues to the Adviser from the Funds. With respect to the SmallCap Equity, Income, and Intermediate Bond Funds, the Board of Trustees has approved the amended and restated contractual advisory fee waiver and expense deferral agreement under which the Adviser has contractually agreed to waive its investment advisory fees and/or reimburse the Funds' expenses to the extent necessary to maintain the Funds' total annual operating expenses (excluding brokerage costs, interest, taxes, acquired fund fees and expenses and extraordinary expenses) at the levels set forth in the fee tables of the current prospectuses until at least January 31, 2011. Thereafter, the agreement may only be terminated or amended to increase these expense caps as of January 31 of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the agreement prior to the expiration of its then current term. In addition, the SmallCap Equity, Income and Intermediate Bond Funds, have each agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed the amount of the specified expense cap on an annualized basis.


                  ADVISORY FEES EARNED AND ADVISORY FEES WAIVED
                 AND EXPENSES REIMBURSED BY TETON ADVISORS, INC.
                        FOR THE YEAR ENDED SEPTEMBER 30,

                                   2009                       2008                        2007
                         ------------------------   ------------------------   ------------------------
                                      FEES WAIVED                FEES WAIVED                FEES WAIVED
                                          AND                        AND                        AND
                                        EXPENSES                   EXPENSES                   EXPENSES
                           EARNED      REIMBURSED     EARNED      REIMBURSED     EARNED      REIMBURSED
                         ----------   -----------   ----------   -----------   ----------   -----------
Mighty Mites Fund        $1,124,825         N/A     $  597,093          N/A    $  412,566         N/A
SmallCap Equity Fund     $   75,965     $98,769     $   88,735     $ 92,150    $  100,094     $52,880
Income Fund              $   53,105     $75,817     $  111,909     $100,688    $  144,938     $62,857
Equity Fund              $1,336,672         N/A     $1,905,623          N/A    $1,876,726         N/A
Balanced Fund            $  995,535         N/A     $1,149,679          N/A    $1,167,818         N/A
Intermediate Bond Fund   $   84,926     $76,402     $   70,078     $ 80,804    $   56,592     $50,811

Out of these fees for the fiscal year ended September 30, 2009, the Adviser paid to the Sub-Adviser aggregate fees of $662,864.


The Advisory Agreements and the Sub-Advisory Agreement were most recently approved by the Trustees, including a majority of the Independent Trustees who are not parties to such Agreements, on August 19, 2009. At that meeting, the Board reviewed the written and oral presentations provided by the Adviser and Sub-Adviser in connection with the Trustees' consideration of the Advisory Agreements and the Sub-Advisory Agreement. A discussion regarding the basis of the Board's approval of the Advisory Agreements and the Sub-Advisory Agreement is available in the Trust's annual report to shareholders for the fiscal year ended September 30, 2009.

Under the Advisory Agreements, the Adviser also (i) provides the Funds with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Funds, including maintaining certain books and records and overseeing the activities of the Funds' Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Funds by others, including the Funds' Sub-Administrator, Custodian, Transfer Agent, and Dividend Disbursing Agent, as well as accounting, auditing, and other services performed for the Funds; (iii) provides the Funds with adequate office space and facilities; (iv) supervises the preparation of, but does not pay for, the periodic updating of the Funds' registration statement, Prospectuses, and SAI, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Funds' tax returns, and reports to each Fund's shareholders and the SEC; (v) supervises, but does not pay for, the calculation of the net asset value per share of each class of each Fund; (vi) supervises the preparation of, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification of the Funds and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Board and minutes of such meetings in all matters required by applicable law to be acted upon by the Board. The Adviser has delegated its administrative duties to the sub-administrator as described below under "Sub-Administrator."

The cost of calculating each Fund's NAV per share is an expense payable by the Trust pursuant to each Fund's Advisory Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to calculating the NAV, each Fund will reimburse the Adviser for such expenses up to $45,000. During the fiscal year ended September 30, 2009, the Mighty Mites Fund, the Equity Fund and the Balanced Fund reimbursed the Adviser $45,000, $45,000 and $45,000, respectively, each in connection with the cost of computing such Fund's NAV.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Funds and other client accounts.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Funds. The securities in which the Funds might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Funds if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Funds in seeking to achieve their investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Funds. The Funds may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Under the Advisory Agreements, the Adviser is authorized on behalf of the Funds to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at a reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to the Distributor, a broker-dealer member of the Financial Industry Regulatory Authority ("FINRA") and an affiliate of the Adviser; and (2) pay commissions to brokers other than the Distributor which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser and Sub-Adviser do not consider the sales of shares of the Funds or other investment funds managed by the Adviser and its affiliates by brokers, including the Distributor, as a factor in its selection of brokers or dealers for the Funds' portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

The Adviser is responsible for overseeing Westwood's activities as Sub-Adviser for the Funds it sub-advises. Westwood assumes general supervision over placing orders on behalf of such Funds for the purchase or sale of portfolio securities and the Adviser performs this function for the Mighty Mites Fund, SmallCap Equity Fund, and Income Fund. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities usually may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Funds regarding purchases and sales of securities and options for their portfolios is that primary consideration is to seek best execution. In seeking to implement the Funds' policies, the Adviser or Sub-Adviser effects transactions with those brokers and dealers who the Adviser or Sub-Adviser believes can obtain the most favorable prices and are capable of providing efficient executions. If the Adviser or Sub-Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Funds or the Adviser or Sub-Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Funds may also pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.

Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser or Sub-Adviser and their advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser or Sub-Adviser and their advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Funds and one or more of such other accounts, or may not specifically benefit the Funds. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Funds nor the Adviser or Sub-Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser and Sub-Adviser do consider the level of services provided and, based on such determinations, the Adviser allocated brokerage commissions of $52,661 on portfolio transactions in the principal amount of $9,613,995 during the fiscal year ended September 30, 2009, to broker-dealers who provided research services to the Adviser or Sub-Adviser.

The following tables set forth certain information regarding each Fund's payment of brokerage commissions for the past three fiscal years:

GAMCO WESTWOOD MIGHTY MITES FUND


                                                 Year ended    Commissions
                                                September 30      Paid
                                                ------------   -----------
Total Brokerage Commissions                         2007         $ 38,795
                                                    2008         $ 43,965
                                                    2009         $250,422
Commissions paid to Gabelli & Company               2007         $ 22,417
                                                    2008         $ 20,630
                                                    2009         $156,658
% of Total Brokerage Commissions paid
   to Gabelli & Company                             2009            62.56%
% of Total Transactions involving Commissions
   effected through Gabelli & Company               2009            44.57%

GAMCO WESTWOOD SMALLCAP EQUITY FUND

                                                 Year ended    Commissions
                                                September 30      Paid
                                                ------------   -----------
Total Brokerage Commissions                         2007         $24,544
                                                    2008         $79,236
                                                    2009         $57,794
Commissions paid to Gabelli & Company               2007         $     0
                                                    2008         $   338
                                                    2009         $    36
% of Total Brokerage Commissions paid
   to Gabelli & Company                             2009            0.06%
% of Total Transactions involving Commissions
   effected through Gabelli & Company               2009            0.14%

GAMCO WESTWOOD INCOME FUND

                                                 Year ended    Commissions
                                                September 30      Paid
                                                ------------   -----------
Total Brokerage Commissions                         2007         $14,870
                                                    2008         $11,775
                                                    2009         $ 4,447
Commissions paid to Gabelli & Company               2007         $ 6,916
                                                    2008         $10,660
                                                    2009         $ 4,267
% of Total Brokerage Commissions paid
   to Gabelli & Company                             2009           95.95%
% of Total Transactions involving Commissions
   effected through Gabelli & Company               2009           88.92%

GAMCO WESTWOOD EQUITY FUND


                                                 Year ended    Commissions
                                                September 30      Paid
                                                ------------   -----------
Total Brokerage Commissions                          2007        $192,010
                                                     2008        $193,705
                                                     2009        $175,776
Commissions paid to Gabelli & Company                2007        $      0
                                                     2008        $      0
                                                     2009        $      0
% of Total Brokerage Commissions paid
   to Gabelli & Company                              2009               0%
% of Total Transactions involving Commissions
   effected through Gabelli & Company                2009               0%

GAMCO WESTWOOD BALANCED FUND

                                                 Year ended    Commissions
                                                September 30      Paid
                                                ------------   -----------
Total Brokerage Commissions                         2007         $ 89,429
                                                    2008         $ 90,038
                                                    2009         $107,670
Commissions paid to Gabelli & Company               2007         $      0
                                                    2008         $      0
                                                    2009         $      0
% of Total Brokerage Commissions paid
   to Gabelli & Company                             2009                0%
% of Total Transactions involving Commissions
   effected through Gabelli & Company               2009                0%

GAMCO WESTWOOD INTERMEDIATE BOND FUND

                                                 Year ended    Commissions
                                                September 30      Paid
                                                ------------   -----------
Total Brokerage Commissions                         2007            $0
                                                    2008            $0
                                                    2009            $0
Commissions paid to Gabelli & Company               2007            $0
                                                    2008            $0
                                                    2009            $0
% of Total Brokerage Commissions paid
   to Gabelli & Company                             2009             0%
% of Total Transactions involving Commissions
   effected through Gabelli & Company               2009             0%

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser or Sub-Adviser but does not reduce the overall expenses of the Adviser or Sub-Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas.

The Adviser or Sub-Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor when it appears that, as an introducing broker or otherwise, the Distributor can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to the Distributor on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those the Distributor charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Funds' procedures contain requirements that the Board, including the Independent Trustees, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness. The Adviser or Sub-Adviser is also required to furnish reports and maintain records in connection with the reviews.

The Funds' total commissions have varied over the past three years primarily related to the volume of portfolio transactions, the changes in portfolio turnover, and the changes in total net assets.

Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates for the last two fiscal years were as follows:


                            PORTFOLIO TURNOVER RATES
                        FOR THE YEAR ENDED SEPTEMBER 30,

                                        2009   2008
                                        ----   ----
GAMCO Westwood Mighty Mites Fund          32%    18%
GAMCO Westwood SmallCap Equity Fund       55%   123%
GAMCO Westwood Income Fund                14%    28%
GAMCO Westwood Equity Fund               111%    71%
GAMCO Westwood Balanced Fund              89%    60%
GAMCO Westwood Intermediate Bond Fund     18%    32%

     At the fiscal year ended September 30, 2009, certain of the Funds held securities of the Funds' regular brokers or dealers:


                                                                     SHARES/    APPROXIMATE
                           NAME OF REGULAR BROKER OR DEALER OR      PRINCIPAL    AGGREGATE
         FUND                         PARENT (ISSUER)                AMOUNT     MARKET VALUE
----------------------   ---------------------------------------   ----------   ------------
     Equity Fund                  Bank of America Corp.               104,900    $1,774,908
                          Dreyfus Treasury Cash Management Fund     1,340,053    $1,340,053

    Balanced Fund                 Bank of America Corp.                58,500    $  989,820
                          Dreyfus Treasury Cash Management Fund     7,717,101    $7,717,101
                                  Bank of America Corp.            $1,250,000    $1,293,134
                                      Citigroup Inc.               $1,125,000    $1,124,595

Intermediate Bond Fund    Dreyfus Treasury Cash Management Fund       589,949    $  589,949
                                  Bank of America Corp.            $  300,000    $  310,352
                                Barclays Bank plc, Ser. 1          $  175,000    $  177,493
                                      Citigroup Inc.               $  250,000    $  249,910
                         Merrill Lynch & Co. Inc., MTM, Series C   $  275,000    $  277,988


PORTFOLIO MANAGERS

The information below provides summary information regarding the individuals identified in the Prospectuses as primarily responsible for day-to-day management of the Funds ("Portfolio Managers"). All asset information is as of September 30, 2009.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.


EXCLUDES WESTWOOD INCOME FUND:

                                                                                                       Total Assets in
                                                                                     No. of Accounts    Accounts where
                                                         Total                     where Advisory Fee  Advisory Fee is
    Name of Portfolio                               No. of Accounts                    is Based on         Based on
          Manager               Type of Accounts        Managed      Total Assets      Performance       Performance
---------------------------  ---------------------  ---------------  ------------  ------------------  ---------------
1. Mario J. Gabelli(1, 3)    Registered                     20           10.9B              5                 2.6B
                             Investment Companies:

                             Other Pooled                   14          360.8M             13               328.7M
                             Investment Vehicles:

                             Other Accounts:             1,839           10.8B              6                 1.2B

EXCLUDES WESTWOOD MIGHTY MITES FUND:

                                                                                                       Total Assets in
                                                                                     No. of Accounts    Accounts where
                                                         Total                     where Advisory Fee  Advisory Fee is
    Name of Portfolio                               No. of Accounts                    is Based on         Based on
          Manager               Type of Accounts        Managed      Total Assets      Performance       Performance
---------------------------  ---------------------  ---------------  ------------  ------------------  ---------------
1. Mario J. Gabelli(1, 3)    Registered                     20           10.8B              5                 2.6B
                             Investment Companies:

                             Other Pooled                   14          360.8M             13               328.7M
                             Investment Vehicles:

                             Other Accounts:             1,839           10.8B              6                 1.2B

EXCLUDES WESTWOOD MIGHTY MITES FUND:

                                                                                                       Total Assets in
                                                                                     No. of Accounts    Accounts where
                                                         Total                     where Advisory Fee  Advisory Fee is
    Name of Portfolio                               No. of Accounts                    is Based on         Based on
          Manager               Type of Accounts        Managed      Total Assets      Performance       Performance
---------------------------  ---------------------  ---------------  ------------  ------------------  ---------------
1. Walter K. Walsh(3)        Registered                      0              0               0                   0
                             Investment Companies:

                             Other Pooled                    0              0               0                   0
                             Investment Vehicles:

                             Other Accounts:                 3           73.4K              0                   0

EXCLUDES WESTWOOD MIGHTY MITES FUND:

                                                                                                       Total Assets in
                                                                                     No. of Accounts    Accounts where
                                                         Total                     where Advisory Fee  Advisory Fee is
    Name of Portfolio                               No. of Accounts                    is Based on         Based on
          Manager               Type of Accounts        Managed      Total Assets      Performance       Performance
---------------------------  ---------------------  ---------------  ------------  ------------------  ---------------
1. Laura Linehan(2, 3)       Registered                      0              0               0                   0
                             Investment Companies:

                             Other Pooled                    0              0               0                   0
                             Investment Vehicles:

                             Other Accounts:                 0              0               0                   0

EXCLUDES WESTWOOD SMALLCAP EQUITY FUND:

                                                                                                       Total Assets in
                                                                                     No. of Accounts    Accounts where
                                                         Total                     where Advisory Fee  Advisory Fee is
    Name of Portfolio                               No. of Accounts                    is Based on         Based on
          Manager               Type of Accounts        Managed      Total Assets      Performance       Performance
---------------------------  ---------------------  ---------------  ------------  ------------------  ---------------
1. Nicholas F. Galluccio(7)  Registered                      1           58.7M              0                   0
                             Investment Companies:

                             Other Pooled                    0              0               0                   0
                             Investment Vehicles:

                             Other Accounts:                10           42.2M              0                   0

*    Personal accounts managed by The Dennis Paul Team at UBS are excluded.

EXCLUDES WESTWOOD INCOME FUND:

                                                                                                       Total Assets in
                                                                                     No. of Accounts    Accounts where
                                                         Total                     where Advisory Fee  Advisory Fee is
    Name of Portfolio                               No. of Accounts                    is Based on         Based on
          Manager               Type of Accounts        Managed      Total Assets      Performance       Performance
---------------------------  ---------------------  ---------------  ------------  ------------------  ---------------
1. Barbara G. Marcin(1)      Registered                      3            2.2B              2                 2.2B
                             Investment Companies:

                             Other Pooled                    1           37.3K              1                37.3K
                             Investment Vehicles:

                             Other Accounts:                18          102.0M              0                   0

* Represents the portion of assets for which the Portfolio Manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other Portfolio Managers and therefore may be duplicated.

(1)  Co-Portfolio Manager for the GAMCO Westwood Income Fund.

(2)  Not a portfolio Manager/staff member on September 30, 2009

(3)  Co-Portfolio Manager for the GAMCO Westwood Mighty Mites Fund.

(4)  Portfolio Manager for the GAMCO Westwood Equity Fund.

(5)  Portfolio Manager for the GAMCO Westwood Intermediate Bond Fund.

(6)  Co-Portfolio Manager for the GAMCO Westwood Balanced Fund.

(7)  Portfolio Manager for the GAMCO Westwood SmallCap Equity Fund.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, some of the Portfolio Managers manage multiple accounts. As a result, these Portfolio Managers will not be able to devote all of their time to management of the Fund. These Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, certain of the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Funds. In these cases, if the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund or Funds may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, the Sub-Adviser and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

SELECTION OF BROKER/DEALERS. A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he/she supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser or Sub-Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of such Fund or the other accounts. Because of Mr. Gabelli's position with the Distributor and his indirect ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he/she manage. If the structure of the Adviser's, or Sub-Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser, Sub-Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, the Sub-Adviser, and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser, the Sub-Adviser, and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO J. GABELLI

The compensation of the Portfolio Managers for the Funds is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the respective Portfolio Manager's compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli received incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Mighty Mites Fund and the Income Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE SUB-ADVISER

Compensation for Portfolio Managers of the Sub-Adviser is composed of three components: base salary, cash incentive compensation, and equity-based incentive compensation. Base salaries are initially set to be within the market range for similar positions. In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. A major component of this evaluation is the performance of stock recommendations for research analysts and portfolio performance, dispersion (etc.), and other quantitative measures for portfolio managers. While this evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, the level of compensation is not determined with specific reference to the performance of any account relative to any specific benchmark. Generally, the Sub-Adviser places greater emphasis on the Portfolio Manager's shorter term performance in determining compensation rather than longer term performance. This evaluation places equal emphasis on the Portfolio Manager's performance with respect to large and small accounts.

OWNERSHIP OF SHARES IN THE FUNDS

Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each member of the Portfolio Management Team:


                                                                    DOLLAR RANGE OF EQUITY
   Team Member                       Fund                       SECURITIES HELD IN EACH FUND*
   -----------          -------------------------------------   -----------------------------
Mario J. Gabelli        GAMCO Westwood Income Fund                             D
                        GAMCO Westwood Mighty Mites Fund                       G

Walter K. Walsh         GAMCO Westwood Mighty Mites Fund                       A

Laura Linehan           GAMCO Westwood Mighty Mites Fund                       B

Susan M. Byrne          GAMCO Westwood Balanced Fund                           A
                        GAMCO Westwood Equity Fund                             A
                        GAMCO Westwood Intermediate Bond Fund                  A

Mark Freeman            GAMCO Westwood Balanced Fund                           A
                        GAMCO Westwood Intermediate Bond Fund                  A

Nicholas F. Galluccio   GAMCO Westwood SmallCap Equity Fund                    G

Barbara G. Marcin       GAMCO Westwood Income Fund                             A


----------
*    KEY TO DOLLAR RANGES- INFORMATION AS OF SEPTEMBER 30, 2009

A.   None

B.   $1 - $10,000

C.   $10,001 - $50,000

D.   $50,001 - $100,000

E.   $100,001 - $500,000

F.   $500,001 - $1,000,000

G.   over $1,000,000

SUB-ADMINISTRATOR

The Adviser is an affiliate of Gabelli Funds. Gabelli Funds has entered into an agreement (the "Sub-Administration Agreement") with PNC Global Investment Servicing (U.S.) Inc. (formerly, PFPC Inc.), (the "Sub-Administrator"), which is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Trust's operations except those performed by the Adviser under its advisory agreement with the Funds; (b) supplies the Funds with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting, and bookkeeping services, including, but not limited to, the calculation of the NAV per share of each class of the Funds, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Board Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board meetings; (d) prepares reports to Trust shareholders, tax returns, and reports to and filings with the SEC and state "Blue Sky" authorities; (e) provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Code, and each Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Trust in a manner consistent with the requirements of the 1940 Act.

For the services it provides, Gabelli Funds pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser and its affiliates as follows: up to $10 billion: 0.0275%; $10 billion to $15 billion: 0.0125%; over $15 billion: 0.01%. The Sub-Administrator's fee is paid by Gabelli Funds and will result in no additional expenses to the Funds.

COUNSEL

Paul, Hastings, Janofsky and Walker LLP, 75 East 55th Street, New York, New York 10022, serves as the Trust's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Trust's independent registered public accounting firm.
PricewaterhouseCoopers LLP provides audit services, tax return review and assistance, and consultation in connection with certain SEC filings.


CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon, One Wall Street, New York, New York 10286, is the Custodian for the Trust's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street Bank and Trust Company ("State Street"), located at the BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs the shareholder services on behalf of State Street and acts as the Funds' transfer agent and dividend disbursing agent for the Trust. Neither BFDS, State Street, nor The Bank of New York Mellon assists in or is responsible for investment decisions involving assets of the Trust.

DISTRIBUTOR

To implement the Funds' Rule 12b-1 Plans, the Funds have entered into an Amended and Restated Distribution Agreement with the Distributor, a New York corporation which is an indirect, majority-owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor continuously solicits offers for the purchase of shares of the Funds on a best efforts basis. Expenses normally attributable to the sale of Fund shares which are not paid by the Funds are paid by the Distributor. The Distributor may enter into selling agreements with registered broker-dealers ("Soliciting Broker-Dealers") pursuant to which the Distributor may reallow the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth in the Prospectus for Class A, Class B, Class C and Class I shares under "Classes of Shares - Sales Charge - Class A Shares."

Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended September 30, 2009.


                                               NET
                                          UNDERWRITING   COMPENSATION ON
                                         DISCOUNTS AND   REDEMPTIONS AND    BROKERAGE        OTHER
                                          COMMISSIONS      REPURCHASES     COMMISSIONS   COMPENSATION
                                         -------------   ---------------   -----------   ------------
GAMCO Westwood Mighty Mites Fund:           $23,323          $14,707         $156,658       --
GAMCO Westwood SmallCap Equity Fund:        $ 1,868          $     0         $     36       --
GAMCO Westwood Income Fund:                 $     0          $    63         $  4,267       --
GAMCO Westwood Equity Fund:                 $ 3,901          $   471              N/A       --
GAMCO Westwood Balanced Fund:               $ 3,632          $ 2,722              N/A       --
GAMCO Westwood Intermediate Bond Fund:      $   291          $ 1,497              N/A       --


Purchasers of Class A Shares of the Funds may pay an up-front sales charge. Of such sales charges, certain portions are retained by the Distributor. Set forth in the table below are the amounts of sales charges paid on the purchases of Class A Shares and the amounts retained by the Distributor for the past three fiscal years.


                                                            SALES CHARGES PAID BY
                                        FISCAL YEAR ENDED   FUND SHAREHOLDERS OF    AMOUNTS RETAINED
                                          SEPTEMBER 30,         CLASS A SHARES       BY DISTRIBUTOR
                                        -----------------   ---------------------   ----------------
GAMCO Westwood Mighty Mites Fund               2007                $ 48,720               $ 7,619
                                               2008                $ 94,677               $12,760
                                               2009                $180,460               $23,323
GAMCO Westwood SmallCap Equity Fund            2007                $    577               $    80
                                               2008                $    177               $    23
                                               2009                $ 12,727               $ 1,868
GAMCO Westwood Income Fund                     2007                $  2,967               $   406
                                               2008                $     11               $     1
                                               2009                $      0               $     0
GAMCO Westwood Equity Fund                     2007                $  5,335               $ 1,036
                                               2008                $ 31,445               $ 4,188
                                               2009                $ 28,047               $ 3,901
GAMCO Westwood Balanced Fund                   2007                $  9,653               $ 1,600
                                               2008                $ 34,340               $ 4,699
                                               2009                $ 24,942               $ 3,632
GAMCO Westwood Intermediate Bond Fund          2007                $      0               $     0
                                               2008                $      0               $     0
                                               2009                $ 12,727               $   291

                               DISTRIBUTION PLANS

The Funds have adopted separate distribution and service plans (each a "Plan" and collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A, Class B, and Class C Shares of each Fund. Payments may be made by the Funds under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board. Such activities typically include advertising; compensation for sales and marketing activities of the Distributor and other banks, broker-dealers, and service providers; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead. To the extent any activity is one which the Funds may finance without a distribution plan, the Funds may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expense, and accordingly a portion of the payments by the Funds may be used indirectly to finance distribution activities on behalf of other Gabelli/GAMCO funds and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Funds. The Plans are intended to benefit the Funds, among other things, by increasing its assets and thereby reducing the Funds' expense ratio. The Independent Trustees have concluded that there is a reasonable likelihood that the Plans will benefit these classes and their respective shareholders.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Funds' Board, including a majority of the Independent Trustees. No Plan may be amended to materially increase the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Board in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Trustees with periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Funds by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Independent Trustees shall be limited to the Independent Trustees.

The Trust has entered into an Amended and Restated Distribution Agreement (the "Distribution Agreement") with the Distributor authorizing payments to the Distributor at the following annual rates, based on each Fund's average daily net assets:


                                                            RULE 12B-1
                                                      DISTRIBUTION FEES (AS       SERVICE FEES
                                                         A PERCENTAGE OF      (AS A PERCENTAGE OF
                                                          AVERAGE DAILY           AVERAGE DAILY
                                        SHARE CLASS        NET ASSETS)             NET ASSETS)
                                        -----------   ---------------------   -------------------
GAMCO Westwood Mighty Mites Fund         Class AAA             0.25%                   N/A
                                          Class A              0.50%                   N/A
                                          Class B              0.75%                  0.25%
                                          Class C              0.75%                  0.25%
                                          Class I               N/A                    N/A

GAMCO Westwood SmallCap Equity Fund      Class AAA             0.25%                   N/A
                                          Class A              0.50%                   N/A
                                          Class B              0.75%                  0.25%
                                          Class C              0.75%                  0.25%
                                          Class I               N/A                    N/A

GAMCO Westwood Income Fund               Class AAA             0.25%                   N/A
                                          Class A              0.50%                   N/A
                                          Class C              0.75%                  0.25%
                                          Class I               N/A                    N/A

GAMCO Westwood Equity Fund               Class AAA             0.25%                   N/A
                                          Class A              0.50%                   N/A
                                          Class B              0.75%                  0.25%
                                          Class C              0.75%                  0.25%
                                          Class I               N/A                    N/A

GAMCO Westwood Balanced Fund             Class AAA             0.25%                   N/A
                                          Class A              0.50%                   N/A
                                          Class B              0.75%                  0.25%
                                          Class C              0.75%                  0.25%
                                          Class I               N/A                    N/A

GAMCO Westwood Intermediate Bond Fund    Class AAA             0.25%                   N/A
                                          Class A              0.35%                   N/A
                                          Class B              0.75%                  0.25%
                                          Class C              0.75%                  0.25%
                                          Class I               N/A                    N/A


Pursuant to the Plans, the Funds pay the Distributor 0.25% and 0.50% (0.35% for Intermediate Bond Fund) of the average daily net assets of Class AAA Shares and Class A Shares and 1.00% of the average daily net assets of Class B Shares and Class C Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA.

                              DISTRIBUTION EXPENSES
                 INCURRED FOR THE YEAR ENDED SEPTEMBER 30, 2009


                    CLASS AAA   CLASS A   CLASS B   CLASS C
                    ---------   -------   -------   -------
Mighty Mites         $227,961   $39,217    $1,206   $68,348
SmallCap Equity      $ 15,448   $ 5,385    $   37   $ 1,622
Income               $ 12,344   $   314        --   $ 2,453
Equity               $319,096   $22,948    $   56   $ 8,039
Balanced             $305,911   $27,186    $  908   $35,448
Intermediate Bond    $ 31,707   $ 1,685    $1,114   $ 5,335

During the fiscal year ended September 30, 2009, the Funds paid total distribution expenses under the Rule 12b-1 Plans then in effect of $1,133,769 to the Distributor. The Plans compensate the Distributor regardless of its expense. For the fiscal year ended September 30, 2009, the Distributor identified expenditures of approximately $23,300 for advertising and promotion, $42,100 for printing, postage and stationery, $7,100 for overhead support expenses, $159,100 for salaries of personnel of the Distributor, $751,500 for third party servicing fees, and $79,800 for advanced commissions.


The amounts included in the previous paragraph as third-party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board on a Fund-by-Fund basis, each of the Funds also makes payments to the providers of these programs, out of its assets other than 12b-1 payments, in amounts not greater than savings of expenses the Fund would otherwise incur in maintaining shareholder accounts for those who invest in the Funds directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than 12b-1 fees.

Pursuant to the Distribution Agreement, the Trust appoints the Distributor as its general distributor and exclusive agent for the sale of the Funds' shares. The Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws. The Distribution Agreement shall remain in effect from year to year provided that the continuance of such agreement shall be approved at least annually (a) by the Trust's Board, including a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval or
(b) by the vote of the holders of a majority of the outstanding voting securities of the Trust and by a vote of the Board. The Distribution Agreement may be terminated by either party thereto upon 60 days' written notice.

Shares of the Funds may also be purchased through shareholder agents that are not affiliated with the Funds or the Distributor. There is no sales or service charge imposed by the Funds other than as described in the Prospectus for Class A, Class B, Class C, and Class I Shares under the "Classes of Shares" section, but agents who do not receive distribution payments or sales charges may impose a charge to the investor for their services. Such fees may vary among agents, and such agents may impose higher initial or subsequent investment requirements than those established by the Funds. Services provided by broker-dealers may include allowing the investor to establish a margin account and to borrow on the value of the Funds' shares in that account. It is the responsibility of the shareholder's agent to establish procedures which would assure that upon receipt of an order to purchase shares of the Funds the order will be transmitted so that it will be received by the Distributor before the time when the price applicable to the buy order expires.

No Independent Trustee had a direct or indirect financial interest in the operation of the Plans or any related agreements. Those interested persons who beneficially own stock in GBL or its affiliates or are employed by one of their affiliates may be deemed to have an indirect financial interest in payments received by the Distributor under the Plans or any related agreements.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASES. With respect to purchases by mail, checks will be accepted if drawn in U.S. currency on a domestic bank for less than $100,000. U.S. dollar checks drawn against a non-U.S. bank may be subject to collection delays and will be accepted only upon actual receipt of funds by the Transfer Agent. Bank collection fees may apply. Bank or certified checks for investments of $100,000 or more will be required unless the investor elects to invest by bank wire. Third party checks are not accepted.

With respect to purchases via telephone, you may purchase additional shares of the Funds through the Automated Clearinghouse ("ACH") system as long as your bank is a member bank of the ACH system and you have a completed, approved Investment Plan application on file with the Transfer Agent. The funding for your purchase will be automatically deducted from your ACH eligible account you designate on the application. Your investment will normally be credited to your GAMCO Westwood Fund account on the first business day following your telephone request. Your request must be received no later than 4:00 p.m. Eastern Time. There is a minimum of $100 for each telephone investment. Any subsequent changes in banking information must be submitted in writing and accompanied by a sample voided check. To initiate an ACH purchase, please call 1-800-GABELLI.

With respect to minimum investments on purchases, no minimum initial investment is required for officers, Trustees, full-time employees of the Funds, other investment companies managed by the Sub-Adviser, the Adviser, the Administrator, the Distributor, or their affiliates, including members of the "immediate family" of such individuals and retirement plans and trusts for their benefit. The term "immediate family" refers to spouses, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse, and a sibling's children.

REDEMPTIONS. You may redeem your shares through the Distributor or the Transfer Agent. You may also redeem your shares through certain registered broker-dealers who have made arrangements with the Funds permitting them to redeem shares by telephone or facsimile transmission and who may charge shareholders a fee for this service if they have not received any payments under the Plans.

Fund shares purchased by check or through the automatic investment plan will not be available for redemption for up to fifteen (15) days following the purchase. Shares held in certificate form must be returned to the Transfer Agent for redemption of shares. The Funds accept telephone requests for wire redemption in excess of $1,000, but subject to a $25,000 limitation. The Funds accept signature guaranteed written requests for redemption by bank wire without limitation. Your bank must be either a member of the Federal Reserve System or have a correspondent bank which is a member. Any change to the banking information made at a later date must be submitted in writing with a signature guarantee.

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board and taken at their value used in determining each Fund's NAV per share as described under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the NAV of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and each Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered in that shareholder's name, or by seeking other redress. If a Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make such Fund whole.

To minimize expenses, a Fund reserves the right to redeem, upon not less than 30 days' notice, all shares of a Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $1,000 and has reserved the ability to raise this amount to up to $10,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.


The Mighty Mites Fund, the SmallCap Equity Fund, and the Income Fund generally impose a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares within seven days or less after the purchase date. See "Redemption of Shares" in the Funds' Prospectuses.


BREAKPOINTS, VOLUME DISCOUNTS, AND SALES CHARGE WAIVERS. Please read the Funds' Prospectuses for information on breakpoints, Volume Discounts, and sales charge waivers, if any.

                        DETERMINATION OF NET ASSET VALUE

NAV per share is calculated separately for each class of each Fund. The NAV of Class B and Class C Shares of each Fund, as applicable, will generally be lower than the NAV of Class A, Class I, or Class AAA Shares, as applicable, as a result of the higher service and distribution-related fees to which Class B and Class C Shares are subject. It is expected, however, that the NAV of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price, or, if the Board so determines, by such other method as the Board shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on their respective exchanges, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of U.S. exchanges; and evaluation of any other information that could be indicative of the value of the security.

The Funds may obtain valuations on the basis of prices provided by a pricing service approved by the Board . All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Trust's Board. Further information on fair valuation is provided in the Funds' Prospectuses under "Pricing of Fund Shares."

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which a Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on such Fund's NAV, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

                              SHAREHOLDER SERVICES

CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Funds make available to corporations a 401(k) Salary Reduction Plan. In addition, the Funds make available Individual Retirement Accounts (" IRAs,") including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts." The Funds also make available Education Savings Plans. Education Savings Plans permit eligible individuals to contribute up to $2,000 per year per beneficiary under 18 years old. Distributions from an Education Savings Plan are generally excluded from income when used for qualified higher education expenses. The Funds also make available the Roth IRA. Unlike a traditional IRA, contributions to a Roth IRA are not deductible. However, distributions are generally excluded from income provided they occur at least five years after the creation of the IRA and are either after the individual reaches age 59-1/2, because of death or disability, or for first time home buyers' expenses. Plan support services are also available. For details contact the Distributor by calling toll free 1-800-GABELLI (1-800-422-3554). The Funds have the right to terminate any of these plans at any time giving proper notice to existing accounts.

Investors who wish to purchase Fund shares in conjunction with an IRA, including a SEP-IRA, Roth IRA, or education IRA may request from the Distributor forms for adoption of such plans. The Funds can also be used as vehicles for existing pension and profit-sharing plans.

A fee may be charged by the entity acting as custodian for 401(k) Plans or IRAs, payment of which could require the liquidation of shares.

SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY WHICH ACTS AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $1,000, with no minimum on subsequent purchases. The minimum initial investment for Distributor-sponsored IRAs, SEP-IRAs and Roth or Education Savings Plans with only one participant is normally $250, with no minimum on subsequent purchases.

The investor should read the Prototype Retirement Plan and the relevant form of custodial agreement for further details as to eligibility, service fees, and tax implications, and should consult a tax advisor.

                                      TAXES

The following is a summary of certain U.S. federal income tax considerations generally affecting the Funds and their shareholders that may not be described in the Prospectus. This is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for thorough tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, as long as it is in the best interest of its shareholders. To qualify as a regulated investment company, a Fund must distribute to its shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain other requirements (including diversification of assets and source of income) discussed below. By meeting these requirements, a Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses, designated by a Fund as capital gain dividends) distributed to shareholders.

Each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of that Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which that Fund controls (by owning 20% or more of the outstanding voting securities of such issuer) and which are engaged in the same or similar trades or businesses, or in the securities of qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from qualified publicly traded partnerships.

If, for any taxable year, a Fund does not qualify as a regulated investment company, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and any distributions would be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

Amounts, other than tax exempt interest, not distributed on a timely basis may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Funds must distribute during the calendar year an amount equal to the sum of (1) at least 98% of their ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of their capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any deficiencies from distributions in such prior years.

FUND DISTRIBUTIONS

Each Fund's policy is to declare dividends annually, except for the Balanced and Income Funds, which declare dividends quarterly, and the Intermediate Bond Fund, which declares dividends daily and pays them monthly. Each Fund distributes all or substantially all (and in no event less than 90%) of its investment company taxable income each year. Distributions of investment company taxable income, including net short-term capital gains, generally are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, designated by the Funds as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held its shares of a Fund. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

If any net capital gains are retained by the Funds for reinvestment, requiring federal income taxes thereon to be paid by it, the Funds can elect to treat such capital gains as having been distributed to shareholders. In that event, shareholders will report such capital gains as net capital gains, will be able to claim their share of federal income taxes paid by a Fund on such gains as a credit against their own federal income tax liability, and will be entitled to increase the adjusted tax basis of their Fund shares by an amount equal to the difference between the amount of undistributed capital gains included in their gross income and the tax deemed paid.

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Dividends of investment company taxable income paid by the Fund will qualify for the 70% dividends-received deduction generally available to corporate shareholders (other than certain corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends (as defined in the Code) received by the Fund from domestic corporations for the taxable year. In addition, the dividends-received deduction for a corporate shareholder will be disallowed for shareholders who do not hold their shares in a Fund for at least 45 days during the 90-day period beginning 45 days before a share in the Fund becomes ex dividend with respect to such dividend and will be disallowed with respect to an investment in the Fund that is debt financed. Shareholders will be notified at the end of the year as to the amount of the dividends that qualify for the dividends-received deduction.

Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount.

For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (I.E., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI, determined without regard to this item and the AMT net operating loss deduction) includable in AMTI.

Distributions are taxable to shareholders whether received in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the amount of the cash dividend that otherwise would have been distributable (where the additional shares are purchased in the open market), or the fair market value of the shares received, determined as of the reinvestment date. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for U.S. federal income tax purposes in each share so received equal to the value of a share on the reinvestment date.

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

Certain of the options, futures contracts, and forward foreign currency exchange contracts in which certain of the Funds may invest are so-called "section 1256 contracts." With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Since only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. A Fund may make one or more of the elections applicable to straddles available under the Code. If an election is made, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined pursuant to the rules applicable to the election(s) made, which may accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

Gains or losses attributable to fluctuations in exchange rates resulting from transactions in a foreign currency generally are treated as ordinary income or ordinary loss. These gains or losses may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Investors should carefully consider the tax implications of buying shares prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distributions. Distributions by a Fund reduce the NAV of the Fund's shares, and if a distribution reduces the NAV below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an economic or investment standpoint, it may constitute a partial return of capital.

The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, distribution of accumulated earnings or gain from the sale of stock of the PFIC (referred to as an "excess distribution") received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.

A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to the PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires a Fund to generally include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss, and the timing of the recognition of income and loss with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders by a Fund that holds PFIC stock, which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Funds do not expect that they will qualify to elect to pass through to its shareholders the right to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.

The Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which include most corporations. Under the back-up withholding provisions, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of U.S. federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish the Company with their taxpayer identification numbers and their required certifications regarding their status under the U.S. federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate shareholders should provide the Funds with their taxpayer identification numbers and should certify their exempt status in order to avoid possible erroneous application of back-up withholding. Back-up withholding is not an additional tax and may be credited to a taxpayer's overall U.S. federal tax liability if the appropriate documentation is provided.

SALE OR REDEMPTION OF SHARES

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are currently subject to tax at a maximum rate of 15% on capital gains resulting from the disposition of shares held for more than 12 months (25% in the case of certain capital gains distributions from REITs subject to depreciation recapture; zero if the taxpayer is, and would be after accounting for such gains, subject to the 10% or 15% tax bracket for ordinary income). However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as a long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income ($1,500 for married individuals filing separately). An exchange from one share class within a Fund to another share class within the same Fund is not a taxable transaction, provided that such classes have identical rights with respect to Fund assets.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and a class of shares of a Fund is acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

FOREIGN SHAREHOLDERS

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of Fund shares, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts received by such person, and, for non-individual foreign shareholders, a 30% branch profits tax.

STATE AND LOCAL TAX CONSIDERATIONS

The Funds may be subject to state or local tax in jurisdictions in which a Fund is organized or may be deemed to be doing business.

Distributions may be subject to state and local income taxes. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from their treatment under the U.S. federal income tax laws.

                           INFORMATION ABOUT THE FUNDS

The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board has authorized the issuance of seven series representing seven portfolios of the Trust (I.E., the Funds and the inactive Westwood Cash Management Fund). The Board may, in the future, authorize the issuance of other series of shares of beneficial interest representing shares of other investment portfolios which may consist of separate classes as in the case of the Funds. Each additional portfolio within the Trust is separate for investment and accounting purposes and is represented by a separate series of shares. Each portfolio will be treated as a separate entity for U.S. federal income tax purposes.

Except as noted below, each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. In the event of the liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets belonging to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Each Fund is comprised of five classes of shares of beneficial interest - "Class AAA" Shares, "Class A" Shares, "Class B" Shares, "Class C" Shares, and "Class I" Shares.

All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. For example, shareholders of each Fund will vote separately by series on matters involving investment advisory contracts and shareholders of each Class will vote separately by class for matters involving the Rule 12b-1 Distribution Plan. As used in the Prospectuses and in this SAI, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (E.G., election of Trustees and ratification of independent accountants), means the vote of a majority of each Fund's outstanding shares represented at a meeting. The term "majority," as defined by the Act when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or class (e.g., approval of investment advisory contracts or changing the fundamental policies of a Fund, or approving the Plans and Distribution Agreement with respect to a class), means the vote of the lesser of (i) 67% of the shares of the Fund (or class) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or class). Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee on behalf of the Trust. The Amended and Restated Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of shareholders incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Funds," the Funds ordinarily will not hold shareholder meetings; however, the Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Under the Amended and Restated Declaration of Trust, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee either by declaration in writing or by vote cast in person or by proxy at a meeting called for such purpose. In connection with the calling of such shareholder meetings, shareholders will be provided with communication assistance.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Funds send annual and semi-annual financial statements to all of their shareholders.

                              FINANCIAL STATEMENTS


The Funds' Financial Statements for the fiscal year ended September 30, 2009, including the Report of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to the Funds' 2009 Annual Report to Shareholders. You may request a copy of the Annual Report at no charge by calling 800-GABELLI (800-422-3554) or through the internet at www.gabelli.com. PricewaterhouseCoopers LLP provides audit services, tax preparation and assistance and consultation in connection with certain SEC filings.

                                   Appendix A

                      DESCRIPTION OF CORPORATE DEBT RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:       Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.


Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                   STANDARD & POOR'S RATINGS SERVICES ("S&P")

AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation..


BB, B,    Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as
CCC,      having significant speculative characteristics. 'BB' indicates the
CC, C: least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default, and payment of interest and/or repayment of principal is in arrears.

Plus (+)  The ratings from AA to CCC may be modified by the addition of a plus
or        or minus sign to show relative standing within the major rating
Minus (-) categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:




     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                            THE GAMCO WESTWOOD FUNDS

                                     PART C:

                                OTHER INFORMATION

Item 28.  Exhibits:

(a) Registrant's Amended and Restated Declaration of Trust, dated June 12, 1986, and Amendments thereto are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on December 22, 1986 ("Pre-Effective Amendment No. 1").

      Amendment to Registrant's Declaration of Trust, dated December 29, 2004, is incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement as filed with the SEC via EDGAR on January 31, 2005 (Accession No. 0000935069-05-000151) ("Post-Effective
      Amendment No. 28").


      Amendment to Registrant's Declaration of Trust, dated August 18, 2009, is incorporated by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement as filed with the SEC via EDGAR on November 25, 2009 (Accession No. 0000950123-09-065970).


(b) Registrant's By-Laws, dated November 24, 1986, are incorporated by reference to Pre-Effective Amendment No. 1.

(c) The specimen copy of a share certificate is incorporated by reference to Pre-Effective Amendment No. 1.

(d) Investment Advisory Agreement between the Registrant, on behalf of the Equity Fund, the Cash Management Fund, the Intermediate Bond Fund and the Balanced Fund, and Teton Advisers, LLC (now known as Gabelli Advisers, Inc.), dated October 6, 1994, is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement as filed with the SEC via EDGAR on January 31, 2000 (Accession No. 0000927405-00-000035) ("Post-Effective Amendment No. 22").

      Investment Advisory Agreement between the Registrant, on behalf of Westwood SmallCap Equity Fund and Westwood Realty Fund and Teton Advisers, LLC (now known as Gabelli Advisers, Inc.), dated February 25, 1997, is incorporated by reference to Post-Effective Amendment No. 22.

      Investment Advisory Agreement between the Registrant, on behalf of the Westwood Mighty Mites(sm) Fund, and Gabelli Advisers, Inc., dated May 11, 1998, is incorporated by reference to Post-Effective Amendment No. 22.

      Investment Sub-Advisory Agreement between the Registrant, on behalf of the Equity Fund, the Cash Management Fund, the Intermediate Bond Fund and the Balanced Fund, and Teton Advisers, LLC (now known as Gabelli Advisers, Inc.) and Westwood Management Corporation, dated October 6, 1994, is incorporated by reference to Post-Effective Amendment No. 22.

(d) Amended and Restated Contractual Advisory Fee Waiver and Expense Deferral Agreement between the Registrant and Teton Advisors, Inc., dated October 1, 2008, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement as filed with the SEC on January 20, 2009 (Accession No. 0000935069-09-000083) ("Post-Effective Amendment No. 35").

(e) Amended and Restated Distribution Agreement between the Registrant and Gabelli & Company, Inc., dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement as filed with the SEC via EDGAR on February 2, 2004 (Accession No. 0000935069-04-000157) ("Post-Effective Amendment No. 26").

(f)   Not Applicable.

(g)(1) Custody Agreement between the Registrant and The Bank of New York, dated January 22, 2004, is incorporated by reference to Post-Effective Amendment No. 26.

(g)(2) Foreign Custody Manager Agreement between the Registrant and The Bank of New York, dated January 22, 2004, is incorporated by reference to Post-Effective Amendment No. 26.

(h)     Not Applicable.

(i)(1) Opinion of Baker & McKenzie, Trust counsel, is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC via EDGAR on February 20, 1997 (Accession No. 0001005477-97-000560).


(i)(2) Consent of Paul, Hastings, Janofsky and Walker LLP, Trust counsel is filed herewith.

(j) Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm is filed herewith.


        Power of Attorney for Susan M. Byrne, Anthony J. Colavita, James P. Conn, Werner J. Roeder, M.D. and Karl Otto Pohl, dated May 15, 2001, is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement as filed with the SEC via EDGAR on January 29, 2002 (Accession No. 0000935069-02-000044).

        Power of Attorney for Salvatore J. Zizza, dated March 11, 2005, is incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement as filed with the SEC via EDGAR on December 2, 2005 (Accession No. 00009350-09-05-003307).

(k)     Not Applicable.

(l) Purchase Agreement relating to Class A Series Shares, Class B Series Shares and Class C Series Shares is incorporated by reference to Post-Effective Amendment No. 22.

(m) Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class AAA Series Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement as filed with the SEC via EDGAR on December 1, 1999 (Accession No. 0000927405-99- 000364) ("Post-Effective Amendment No. 21").

        Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class A Series Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 21.

        Plan of Distribution pursuant to Rule 12b-1 relating to Class A Series Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 21.

        Plan of Distribution pursuant to Rule 12b-1 relating to Class B Series Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 21.

        Plan of Distribution pursuant to Rule 12b-1 relating to Class C Series Shares, dated November 16, 1999, is incorporated by reference to Post-Effective Amendment No. 21.

(n) Amended and Restated Rule 18f-3 Multi-Class Plan, dated November 19, 2003, is incorporated by reference to Post-Effective No. 28.

(o)     Not Applicable.

(p)(1) Revised Code of Ethics for the Registrant, Gabelli Funds, LLC, GAMCO Asset Management, Inc., Gabelli & Company Inc., Teton Advisors, Inc., and Gabelli Fixed Income LLC, dated July 10, 2008, is incorporated by reference to Post-Effective Amendment No. 35.

(p)(2) Revised Code of Ethics for the Registrant, Westwood Management Corporation, Westwood Trust and Westwood Holdings Group, Inc. is incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement as filed with the SEC via EDGAR on January 29, 2008 (Accession No. 0000935069-08-000172).

Item 29.  Persons Controlled by or Under Common Control with Registrant

          None.

Item 30.  Indemnification

          The statement as to the general effect of any contract, arrangements or statute under which a trustee, officer, underwriter or affiliated person of the Registrant is indemnified is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1.

Item 31.  Business and Other Connections of the Investment Adviser

          Teton Advisors, Inc., a subsidiary of Gabelli Funds, Inc., serves as the Funds' investment adviser. The Adviser is a Delaware corporation. The Adviser was formed in 1994 and prior to November 7, 1997, it was known as Teton Advisers, LLC.

          The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47568).

          Westwood Management Corp. serves as the sub-investment adviser to the Equity Fund, the Balanced Fund and the Intermediate Bond Fund. The Sub-Adviser is a registered investment adviser managing approximately $8.8 billion in separate accounts, primarily corporate pension funds. The Sub-Adviser was formed in 1983.

          The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Sub-Adviser during the past two fiscal years is incorporated by reference to Form ADV filed by the Sub-Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-18727).

Item 32.  Principal Underwriter

      (a) Gabelli & Company, Inc. ("Gabelli & Company") currently acts as distributor for The Gabelli 787 Fund, Inc., The Gabelli Asset Fund, The Gabelli Blue Chip Value Fund, Gabelli Capital Series Funds, Inc., Comstock Funds, Inc., Gabelli Equity Series Funds, Inc., GAMCO Global Series Funds, Inc., GAMCO Gold Fund, Inc., The GAMCO Growth Fund, GAMCO International Growth Fund, Inc., Gabelli Investor Funds, Inc., The GAMCO Mathers Fund, The Gabelli Money Market Funds, The Gabelli SRI Green Fund, Inc., The Gabelli Utilities Fund and The Gabelli Value Fund Inc.

      (b) The information required by this Item 32 with respect to each director, officer or partner of Gabelli & Company is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-21373).

      (c) Not Applicable.

Item 33.  Location of Accounts and Records

          All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 thereunder are maintained at the following offices:

          1.    Teton Advisors, Inc.
                One Corporate Center
                Rye, New York 10580-1422

          2.    Westwood Management Corporation
                200 Crescent Court, Suite 1200
                Dallas, Texas 75201

          3.    PNC Global Investment Servicing (U.S.) Inc.

                99 High Street
                Boston, Massachusetts 02110

          4.    PNC Global Investment Servicing (U.S.) Inc.
                760 Moore Road
                King of Prussia, Pennsylvania 19406

          5.    The Bank of New York Mellon
                One Wall Street
                New York, New York 10286

          6.    State Street Bank and Trust Company
                One Heritage Drive
                North Quincy, Massachusetts 02171

          7.    Boston Financial Data Services, Inc.
                Two Heritage Drive
                North Quincy, Massachusetts 02171

Item 34.  Management Services

          Not Applicable.

Item 35.  Undertakings

          Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, The GAMCO WESTWOOD FUNDS, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye and State of New York, on the 28th day of January, 2010.

                                The GAMCO WESTWOOD FUNDS

                                BY:    /s/ Bruce N. Alpert
                                       -------------------------------------
                                       Bruce N. Alpert
                                       President and
                                       Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 37 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                                                   Title                                Dates
-------------------------------                  -------------------------------            ----------------
/s/ Bruce N. Alpert                              President and                              January 28, 2010
-------------------------------                  Principal Executive Officer
Bruce N. Alpert

/s/ Agnes Mullady                                Principal Financial Officer and            January 28, 2010
-------------------------------                  Treasurer
Agnes Mullady

Anthony J. Colavita*                             Trustee                                    January 28, 2010
-------------------------------
Anthony J. Colavita

James P. Conn*                                   Trustee                                    January 28, 2010
-------------------------------
James P. Conn

Werner J. Roeder, M.D.*                          Trustee                                    January 28, 2010
-------------------------------
Werner J. Roeder, M.D.

Salvatore J. Zizza*                              Trustee                                    January 28, 2010
-------------------------------
Salvatore J. Zizza

*By:   /s/ Bruce N. Alpert                                                                  January 28, 2010
       ------------------------
       Bruce N. Alpert
       Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT NO.                                     DESCRIPTION
----------      --------------------------------------------------------------------
(i)(2)          Consent of Consent of Paul, Hastings, Janofsky and Walker LLP, Trust
                counsel.

(j)             Consent of PricewaterhouseCoopers LLP, Independent Registered Public
                Accounting Firm.

                                                                  Exhibit (i)(2)
                               CONSENT OF COUNSEL

      We consent to the reference to our Firm under the heading "Counsel" in Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of The GAMCO Westwood Funds as filed with the Securities and Exchange Commission on or about January 28, 2010.

/s/ Paul, Hastings, Janofsky & Walker LLP

PAUL, HASTINGS, JANOFSKY & WALKER LLP

New York, New York
January 28, 2010

                                                             Exhibit (j)



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 23, 2009, relating to the financial statements and financial highlights which appear in the September 30, 2009 Annual Report to Shareholders of GAMCO Westwood Mighty MitesSM Fund, GAMCO Westwood SmallCap Equity Fund, GAMCO Westwood Income Fund, GAMCO Westwood Equity Fund, GAMCO Westwood Balanced Fund, and GAMCO Westwood Intermediate Bond Fund (constituting GAMCO Westwood Funds, hereafter referred to as the "Funds") which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Financial Statements" in such Registration Statement.



/s/PricewaterhouseCoopers LLP
New York, New York
January 28, 2010

(212) 318-6275
rachaelschwartz@paulhastings.com

January 28, 2010

VIA EDGAR
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549

Re:    The GAMCO Westwood Funds (the "Trust")
       Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A under the Securities Act of 1933 (33-06790)

Ladies and Gentlemen:

On behalf of the Trust, we hereby transmit for filing under the Securities Act of 1933 and the Investment Company Act of 1940 one copy of Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A that has been marked to show changes from Post-Effective Amendment No. 36.

It is proposed that this filing will become effective January 28, 2010, pursuant to paragraph (b) of Rule 485 of the Securities Act of 1933. This filing does not contain any disclosure which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

Should you have any questions or comments regarding the filing, please do not hesitate to contact the undersigned at the number above.

Sincerely,

/s/ Rachael L. Schwartz

Rachael L. Schwartz
for PAUL, HASTINGS, JANOFSKY & WALKER LLP